UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Beyond, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Beyond

2024

Notice of Annual Meeting and Proxy Statement

Special Note to Stockholders
On behalf of the Beyond, Inc. Board of Directors and our executive management team, I’m proud to recognize the substantial progress that was made in the last quarter of 2023 to kick-start a strategic business transformation that we believe will set us up for long-term success. Since Beyond, Inc. launched in November 2023, significant progress has been made to lay the foundation for a high growth, differentiated business model with high customer affinity.
Our extreme focus is to build the business quickly and effectively. At the center of this is a high-performing team, led by a group of innovative and talented retail executives. After my recent appointment as Executive Chairman of the Beyond, Inc. Board in February 2024, ecommerce veteran Chandra Holt joined us as the Division Chief Executive Officer, Bed Bath & Beyond, Dave Nielsen was appointed to Division Chief Executive Officer, Overstock, and Adrianne Lee, our Chief Financial Officer, took on an expanded role as Chief Financial & Administrative Officer. I am impressed by Chandra, Dave, and Adrianne’s collective wealth of experience and am excited about the impact their leadership will have on our business.
With the right leaders in place, the team is executing well against our strategic priorities, including expanded customer offerings, heightened operational excellence, and enhanced stockholder value.
In February 2024, we announced that our active customers had returned to year-over-year growth for the first time in three years, with over 700,000 customers added to our customer file. We also announced our plans to launch additional brands that will allow us to reach the end consumer for the things they’re looking to buy at various life stages, including Baby & Beyond, Kids & Beyond, College Living, and others. In March 2024, we announced the acquisition of the intellectual property and other brand assets of Zulily, the flash sale pioneer and ecommerce retailer. As a trusted and well-known name, Zulily complements Beyond’s suite of brands, including our relaunched Overstock brand. There’s a lot of work ahead, but I’m pleased with the continuous achievements that are being made each day.
Our Board continues to support the executive management team through the highest levels of corporate governance, with processes aimed to strengthen our compliance efforts, improve the quality and transparency of our reporting, and maximize long-term stockholder value. As announced in November 2023, we believe it’s imperative that stockholders have the ability to assess each board member’s performance and contributions on an annual basis. As a result, at this annual meeting, we are presenting a management proposal that would declassify the Board. In addition, we have restructured our executive compensation to incentivize company performance and align plans to deliver shareholder value. More details on the proposals to declassify the Board and approve certain performance-based compensation are provided in the accompanying proxy statement.
It's a time of great transition at Beyond – with new brands, new executives, and a new strategic vision that sets the company up for success and sets us apart from the competition. We ended 2023 and began 2024 focused on the commitments we’ve made to our employees, customers, vendor partners, and stockholders, all while connecting consumers with products and services they love. I’m optimistic about the bright future ahead of us and am glad you’re here for the journey. Thank you for the trust you have placed in us. We appreciate your investment in Beyond.

Marcus A. Lemonis
Executive Chairman of the Board of Directors
March 28, 2024
Midvale, Utah
2024 Proxy Statement | i

799 W. Coliseum Way
Midvale, Utah 84047
Notice of Annual Meeting of Stockholders
To Be Held at 12:00 p.m. Mountain Time on May 21, 2024
Dear Fellow Stockholders:
We cordially invite you to attend the 2024 Annual Meeting of Stockholders of Beyond, Inc. (the “Company” or “Beyond”) at 12:00 p.m. Mountain Time on May 21, 2024 (the “Annual Meeting”). In order to provide expanded access and enable more of our stockholders to attend and participate, the meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions, and vote online. The meeting can be accessed by visiting https://meetnow.global/M7X9UAS and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you).
At the meeting, stockholders will vote on the following matters:
1.	The election of two directors of the Company. The Company’s Board of Directors intends to present Joanna C. Burkey and Barclay F. Corbus for election to the Board;
2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.	The approval, on an advisory (non-binding) basis, of the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”);
4.
The approval of an amendment (the “Declassification Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”), to declassify the Company’s Board of Directors;

5.
The approval of an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) to increase the per participant limit on the number of performance shares that may be granted in each calendar year to 250,000; and

6.	The approval of the grant of a performance-based stock option to Marcus A. Lemonis, the Company’s Executive Chairman (the “Executive Chairman Performance Award”).
Stockholders will also consider and act upon any other matter properly coming before the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting.
Following the Annual Meeting, we intend to discuss our business and answer appropriate questions.
Stockholders of record at the close of business on March 25, 2024, are entitled to vote at the meeting and any continuations, postponements, or adjournments. To ensure that your vote is recorded promptly, please submit a proxy as soon as possible, even if you plan to virtually attend the meeting. We encourage you to submit a proxy to have your shares voted at the meeting via the internet or by telephone. If you received a printed set of proxy materials, you also have the option of submitting your proxy by completing, signing, dating, and returning the proxy card that accompanied the printed materials. Submitting your vote prior to the meeting will not affect your right to vote at the meeting if you decide to attend virtually.
ii | 2024 Proxy Statement

We are mailing to some of our stockholders a notice of internet availability of proxy materials instead of a paper copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”). The notice contains instructions on how to access the Proxy Statement and 2023 Form 10-K via the internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2023 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.
Thank you for being a stockholder. We appreciate your ownership interest in and support of Beyond.
Sincerely,

Marcus A. Lemonis
Executive Chairman of the Board of Directors
March 28, 2024
Midvale, Utah
2024 Proxy Statement | iii

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 21, 2024.
The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at https://investors.beyond.com/financials/annual-reports.
Whether or not you plan to virtually attend the meeting, please submit your proxy via the internet, telephone, or by completing, signing, dating, and returning your Proxy Card in the enclosed prepaid business reply envelope.
iv | 2024 Proxy Statement

2024 Proxy Statement | v

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our goals, commitments, strategies, and our executive compensation program. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, and in our subsequent filings with the SEC.
vi | 2024 Proxy Statement

Beyond, Inc.
799 W. Coliseum Way
Midvale, Utah 84047
Proxy Statement
2024 Annual Meeting of Stockholders
To Be Held at 12:00 p.m. Mountain Time on May 21, 2024
General
Our Board of Directors (the “Board”) is soliciting proxies for the 2024 Annual Meeting of Stockholders of Beyond, Inc. (“Beyond,” the “Company,” “we” or “our”), which will be held at 12:00 p.m. Mountain Time on May 21, 2024 (the “Annual Meeting”). The Annual Meeting will be a virtual stockholder meeting conducted via live audio webcast through which you can submit questions and vote online. You can access the Annual Meeting by visiting https://meetnow.global/M7X9UAS and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.
We have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, a notice of internet availability of proxy materials will be mailed to most of our stockholders. Other stockholders have requested and will instead receive paper copies of the proxy materials accessible via the internet. The notice of internet availability of proxy materials contains instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) via the internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2023 Form 10-K and a form of proxy card or voting instruction card, as applicable.
Please follow the instructions on the notice of internet availability mailed to you for details on how to request future proxy materials be sent to you electronically by e-mail or in printed form by mail on an ongoing basis. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it.
Choosing to receive future proxy materials by e-mail will allow us to provide you with the proxy materials you need in a timelier manner, will save us the cost of printing and mailing documents to you, and be more environmentally responsible.
We will send or make available to stockholders proxy materials, which include this Proxy Statement, the proxy card, and the 2023 Form 10-K on or about April 1, 2024.
Chief Executive Officers
The Company had two Chief Executive Officers (“CEO’s”) during 2023: Jonathan E. Johnson III, who served as CEO through November 6, 2023, and David J. Nielsen, who served as interim CEO from November 6, 2023 until February, 20, 2024.
On February 20, 2024, Marcus A. Lemonis was named our Executive Chairman of the Board of Directors, Chandra R. Holt was named our Division CEO, Bed Bath & Beyond, and David J. Nielsen was named our Division CEO, Overstock.
Corporate Name Change and Stock Exchange Listing Transfer
Effective November 6, 2023, we changed our corporate name from Overstock.com, Inc. to Beyond, Inc. Concurrently, with this corporate name change, we transferred the listing of our common stock from the Nasdaq Global Market to the New York Stock Exchange (“NYSE”), and changed our ticker symbol from OSTK to BYON. Following this corporate name change, we continued to operate our furniture and home furnishings ecommerce business under the Bed Bath & Beyond brand. The corporate name change followed our June 28, 2023 acquisition of the Bed Bath & Beyond brand and associated intellectual property.
2024 Proxy Statement | 1

Record Date and Voting Securities
The Board set March 25, 2024 as the record date for the meeting (“Record Date”). Stockholders who owned shares of our stock at the close of business on the Record Date are entitled to virtually attend and vote at the meeting. Each share is entitled to one vote. At the Record Date, a total of 45,733,478 shares of stock were outstanding and entitled to vote at the meeting. A majority of the outstanding shares of stock present at the meeting or by proxy will constitute a quorum for the transaction of business.
If you were a stockholder as of the close of business on the Record Date and have a control number, you may vote at and ask questions during the meeting by following the instructions available on the virtual meeting website. Whether or not you plan to attend the meeting, you may still submit your vote in advance of the meeting via the internet or by telephone or proxy card as instructed in the Proxy Statement and notice of internet availability. If you do not have your control number, you may attend the Annual Meeting as a guest, but you will not have the option to vote your shares during the meeting or ask questions during the meeting.
Attendance and Participation
To access the virtual meeting please visit https://meetnow.global/M7X9UAS. To login to the virtual meeting, you have two options: Join as a “Guest” or as a “Stockholder”. If you join as a “Stockholder” you will be required to enter a control number. Your control number can be found on your proxy card, voter instruction form, or notice of internet availability mailed to you. We will provide closed captioning for the duration of the virtual meeting. We will make available for inspection the list of our registered stockholders entitled to vote at the Annual Meeting for at least 10 days prior to the Annual Meeting at the Company’s principal place of business located at 799 W. Coliseum Way, Midvale, Utah 84047.
If you encounter any technical difficulties with the virtual meeting website on the meeting day during either the check-in or the meeting itself, please call the technical support number at (781) 575-2748 or toll-free at (888) 724-2416. The technical support number will also be posted on the virtual meeting website.
2 | 2024 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the meeting notice provided with this Proxy Statement, including:
•	The election of two directors of the Company. The Company’s Board of Directors intends to present Joanna C. Burkey and Barclay F. Corbus for election to the Board;
•	The ratification of our Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
•	The approval, on an advisory (non-binding) basis, of the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”);
•
The approval of an amendment (the “Declassification Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”), to declassify the Company’s Board of Directors;

•
The approval of an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) to increase the per participant limit on the number of performance shares that may be granted in each calendar year to 250,000; and

•	The approval of the grant of a performance-based stock option to Marcus A. Lemonis, the Company’s Executive Chairman (the “Executive Chairman Performance Award”).
Who can vote at the Annual Meeting?
Stockholders of record who owned shares of our stock at the close of business on the Record Date may virtually attend and vote at the Annual Meeting. Holders of our stock are entitled to cast one vote for each share of stock held by them on the Record Date. At the Record Date, a total of 45,733,478 shares of stock were outstanding and entitled to vote at the Annual Meeting.
What are the recommendations of the Board?
Beyond’s Board unanimously recommends votes:
1)	“FOR” Joanna C. Burkey and “FOR” Barclay F. Corbus as directors (see Proposal 1);
2)	“FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (see Proposal 2);
3)	“FOR” the Say on Pay Vote (see Proposal 3);
4)	“FOR” the approval of the Declassification Amendment to declassify the Company’s Board (see Proposal 4);
5)
“FOR” the approval of an amendment to the Company’s 2005 Plan to increase the per participant limit on the number of performance shares that may be granted in each calendar year to 250,000 (see Proposal 5); and

6)	“FOR” the approval of the Executive Chairman Performance Award (see Proposal 6).
What is a quorum?
The presence virtually or by proxy of the holders of a majority of the shares of our stock outstanding on the Record Date will be necessary to constitute a quorum for the Annual Meeting.
2024 Proxy Statement | 3

Questions and Answers about the Annual Meeting and Procedural Matters
We will count shares of stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) as present and entitled to vote for purposes of determining the presence of a quorum. The inspector of election will tabulate the proxies and votes cast prior to the meeting and at the meeting to determine whether a quorum is present.
How do I vote?
You may submit your proxy to have your shares voted via the internet, by telephone, or virtually at the Annual Meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail. In addition, you can virtually attend the meeting and vote by following the instructions available on the virtual meeting website. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:
1)	“FOR” Joanna C. Burkey and “FOR” Barclay F. Corbus as directors (see Proposal 1);
2)	“FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (see Proposal 2);
3)	“FOR” the Say on Pay Vote (see Proposal 3);
4)	“FOR” the approval of the Declassification Amendment to declassify the Company’s Board (see Proposal 4);
5)
“FOR” the approval of an amendment to the Company’s 2005 Plan to increase the per participant limit on the number of performance shares that may be granted in each calendar year to 250,000 (see Proposal 5); and

6)	“FOR” the approval of the Executive Chairman Performance Award (see Proposal 6).
If you beneficially own your shares or are a “street name” stockholder and you do not return instructions on how to vote to your broker, the proxies will not vote your shares on any of the Proposals except for Proposal 2. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed legal proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot virtually at the meeting.
If you hold shares of our stock in a retirement or savings plan or other similar plan, you may submit your vote via the internet or by telephone or by means of the direction on the proxy card. The trustee or administrator of the plan will vote according to your directions and the rules of the plan.
How can I attend the meeting with the ability to ask a question and/or vote?
The Annual Meeting will be a completely virtual meeting of stockholders, which we will conduct exclusively by webcast. You are entitled to participate in the Annual Meeting only if (i) your shares of the Company’s stock are registered directly in your name with our transfer agent, Computershare, as of the close of business on the Record Date (“Registered Holder”), or (ii) if you hold a valid legal proxy for the Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”).
We are not holding a physical meeting. We will begin the online meeting promptly at 12:00 p.m. Mountain Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined below.
As a Registered Holder, you will be able to attend the Annual Meeting online, ask a question, and vote by visiting https://meetnow.global/M7X9UAS and following the instructions on your notice, proxy card, or on the instructions that accompanied your proxy materials.
4 | 2024 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters
If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:
(1)	Registration in Advance of the Annual Meeting
Submit proof of your proxy power (“Legal Proxy”) from your broker, bank, or other nominee reflecting your Beyond holdings along with your name and email address to Computershare.

You must label requests for registration as “Legal Proxy” and we must receive them no later than 3:00 p.m. Mountain Time on May 15, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

You should direct requests for registration to us at the following:
By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com.
By mail:	Computershare Beyond Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
(2)	Register at the Annual Meeting

Beneficial Holders can also register online at the Annual Meeting to attend, ask questions, and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that we provide this option as a convenience to Beneficial Holders only, and we make no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. Beneficial Holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use the traditional, paper-based option for registering for the Annual Meeting.

Please go to https://meetnow.global/M7X9UAS for more information on the available options and registration instructions.
Do I need to register to attend the meeting virtually?
Registration in advance is only required if you are a Beneficial Holder, as set forth above.
How can I vote online at the meeting?
If you are a Registered Holder, follow the instructions on the notice, email, or proxy card that you received to access the meeting.
If you are a Beneficial Holder, please see the registration options set forth in numbers (1) and (2) above.
Online voting will be available during the meeting. To ensure that your vote is recorded promptly, please submit a proxy as soon as possible, even if you plan to virtually attend the meeting.
Why are you holding a virtual meeting instead of a physical meeting?
We are pleased to embrace technology which allows for expanded access and improved communication for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access.
2024 Proxy Statement | 5

Questions and Answers about the Annual Meeting and Procedural Matters
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is supported across browsers and devices running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong and reliable internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call (888) 724-2416.
What happens if a nominee is unable to stand for election?
If any director nominee should be unable to serve, or for good cause will not serve, the Nominating and Corporate Governance Committee of the Board may select a substitute nominee or the Board may elect to reduce its size. In that case, if you have submitted your proxy via the internet or by telephone or completed and returned your proxy card or voting instruction card, the proxy holders will have the discretion to vote your shares for the substitute nominee. They cannot vote for more than the two nominees. We have no reason to believe that any of the nominees will be unable to serve if elected.
Can I submit a proxy via the internet or by telephone?
You may submit your proxy to have your shares voted at the Annual Meeting via the internet or by telephone by following the instructions contained in the notice of internet availability of proxy materials. If you received a printed set of the proxy materials, you may submit your proxy via the internet or by telephone by following the instructions contained on the proxy card that accompanied the printed materials.
If you are a Registered Holder, the deadline for submitting your proxy by telephone or via the internet is 11:59 p.m. Eastern Time on May 20, 2024. If you are a participant in the Company 401(k) plan, the deadline for submitting your voting directions by telephone or via the internet is 11:59 p.m. Eastern Time on May 16, 2024.
Can I change my vote or revoke my proxy?
Registered Stockholders:
Prior to the Annual Meeting and subject to the deadlines set forth in the paragraph above, you may change your vote at any time before such deadline by re-submitting your proxy via the internet or by telephone or by virtually attending the Annual Meeting and voting at the Annual Meeting by filling out an online ballot.
If you have delivered a proxy, you may revoke your proxy at any time before the proxies vote your shares by filing with our Corporate Secretary a written notice of revocation at our Company headquarters at the address shown on the first page of this Proxy Statement. The revocation must be received prior to the time the proxies vote your shares.
During the Annual Meeting, you may revoke your proxy by voting via online ballot. You must be logged in as a “Stockholder” and not as a “Guest” to vote at the meeting, and your virtual attendance at the meeting alone will not by itself revoke your proxy.
Beneficial Stockholders:
If your shares are held in “street name” or you are a participant in the Company 401(k) plan, please contact your broker, nominee, trustee, or administrator to determine whether and how you will be able to revoke or change your vote.
Why did I receive a notice of internet availability of proxy materials instead of a full set of the proxy materials?
To be environmentally conscious, and in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) which allow companies to furnish their proxy materials via the internet, we sent some of our stockholders a notice of internet availability of proxy materials for this year’s Annual Meeting. We sent some stockholders paper copies of the proxy materials accessible via the internet. You can find instructions on how to access the proxy materials via the internet or to request a paper copy in the notice of internet availability of proxy materials. In addition, stockholders may request future proxy materials be sent to you in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions on the notice of internet availability mailed to you. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.
6 | 2024 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters
Can I vote my shares by filling out and returning the notice of internet availability of proxy materials?
No, the notice of internet availability of proxy materials is not a form for voting, but provides instructions on how to vote your shares.
What is the voting requirement to approve each of the proposals?
Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Annual Meeting of Stockholders require the votes described below to be approved.
Proposal 1—Election of Directors—Directors to our Board are elected by a plurality of the votes cast by the holders of shares of stock, meaning that the nominees for the applicable election receiving the highest number of shares voted “for” their election will be elected as members of the Board. Our director resignation policy requires that if any nominee for director fails to receive a greater number of “for” votes than “withheld” votes in an uncontested election (such as at the Annual Meeting), such person must tender his or her resignation to the chairperson of the Board within five business days following certification of the vote. See “The Board—Director Resignation Policy.” There is no cumulative voting in the election of directors.
•
Votes Withheld. With respect to the election of directors, you may vote “for” or “withhold” authority to vote for any nominee for election. If you “withhold” authority to vote with respect to any director nominee, your vote will have no effect on the election of such nominee.

•	Broker Non-Votes. Broker non-votes also will have no effect on the election of directors.
Proposal 2—Ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm—The affirmative vote of the holders of a majority of the shares of stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal.
•
Abstentions. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

•
Broker Non-Votes. We do not expect any broker non-votes on this proposal. However, we understand that certain brokers have elected not to vote even on routine matters. See “What are broker non-votes?” below. If a broker or other nominee has made this decision and they do not receive voting instructions, a broker non-vote will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

Proposal 3—Say on Pay Vote—The affirmative vote of the holders of a majority of the shares of stock present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal.
•
Abstentions. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of stock present or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

•
Broker Non-Votes. Broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of stock present or represented by proxy and voting at the meeting. However, broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

Proposal 4—Amendment to the Company’s Current Charter to declassify the Board of Directors—The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal.
•	Abstentions. Abstentions will have the effect of votes “against” this proposal.
•	Broker Non-Votes. Broker non-votes will have the effect of votes “against” this proposal.
2024 Proxy Statement | 7

Questions and Answers about the Annual Meeting and Procedural Matters
Proposal 5—Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan—The affirmative vote of the holders of a majority of the stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal.
•
Abstentions. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

•
Broker Non-Votes. Broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

Proposal 6—Approval of the Executive Chairman Performance Award—The affirmative vote of the holders of a majority of the stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal.
•
Abstentions. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

•
Broker Non-Votes. Broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

What are broker non-votes?
Stockholders who hold their shares through a broker or other nominee (in “street name”) must provide specific instructions to their brokers or other nominee as to how to vote their shares, in the manner prescribed by their broker or other nominee. In the absence of instructions, and in accordance with applicable stock exchange rules, brokers and nominees typically have the discretion to vote such shares on routine matters, for example the ratification of the appointment of auditors, but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker non-vote” occurs.
However, we understand that certain brokers have elected not to vote even on routine matters, such as the ratification of the appointment of auditors, without your voting instructions. If your broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast for any of the Proposals. Accordingly, we urge you to direct your broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Annual Meeting.
Which proposals are considered “routine” or “non-routine”?
Proposal 2 (the proposed ratification of our independent registered public accounting firm) is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2. Proposals 1, 3, 4, 5, and 6 are considered non-routine and, therefore, brokers cannot vote shares with respect to such proposals with respect to shares that the broker does not receive instructions.
How many shares of stock are outstanding and entitled to vote at the meeting?
At the Record Date, a total of 45,733,478 shares of stock were outstanding and entitled to vote at the meeting.
8 | 2024 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters
How many votes are required to approve other matters that may come before the stockholders at the meeting?
We require the affirmative vote of the holders of a majority of the shares of stock represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) to approve any other matters that may properly come before the meeting, unless a different vote is required by law, by our Certificate of Incorporation, by our bylaws, or applicable law.
Is my vote kept confidential?
We keep confidential and do not disclose proxies, ballots and voting tabulations identifying stockholders except as may be necessary to meet legal requirements.
Where do I find the voting results of the meeting?
We intend to announce preliminary voting results at the meeting. We will also file a Form 8-K with the SEC reporting the results within four business days after the date of the meeting. You can get a copy of that Form 8-K by e-mailing ir@beyond.com or through the EDGAR system at https://www.sec.gov. You can also get a copy from our website at https://investors.beyond.com/financials/sec-filings.
Who pays for the proxy solicitation process?
We make the solicitation on behalf of the Company and the Board. We will pay the costs of soliciting proxies, including the cost of preparing, posting, and mailing proxy materials. In addition to soliciting stockholders by mail, we will request brokers, banks, and other nominees to solicit their customers who hold shares of our stock in street name. We may reimburse such brokers, banks, and nominees for their reasonable out-of-pocket expenses. We may also use the services of our officers, directors, and employees to solicit proxies, personally or by telephone, mail, facsimile, or email, without additional compensation other than reimbursement for reasonable out-of-pocket expenses. We intend to use the services of Georgeson LLC in connection with the meeting, including to assist in the distribution of proxy materials and the solicitation of proxies from individual stockholders as well as brokerage firms, fiduciaries, custodians, institutional investors, and other similar organizations representing beneficial owners of shares for the meeting. We anticipate that the costs of such services will be approximately $64,000 plus reimbursement for reasonable out-of-pocket expenses.
How can I get an additional copy of the proxy materials?
If you would like an additional copy of this Proxy Statement or our 2023 Form 10-K, these documents are available in digital form for download or review at https://investors.beyond.com/financials/annual-reports. Alternatively, we will promptly send a copy to you at no charge upon request by mail to Beyond, Inc., Attention: Investor Relations, 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing ir@beyond.com.
Who can help answer my questions?
If you have questions about voting or the proposals described in this Proxy Statement, please call Georgeson LLC, our proxy solicitor, toll-free at (866) 357-5237.
2024 Proxy Statement | 9

Proposals to be Voted on:
Proposal 1—Election of Directors
Nominees
The nominees for election this year are Joanna C. Burkey and Barclay F. Corbus. At the Annual Meeting, our stockholders will cast their votes for each of Ms. Burkey and Mr. Corbus to be elected (1) if the Declassification Amendment to our Current Charter is approved (as discussed in further detail in Proposal 4), as a director with a term to expire at the 2025 annual meeting of stockholders and until such person’s respective successor has been duly elected and qualified or until such person’s earlier death, resignation, or removal, and (2) if the Declassification Amendment is not approved, as a Class I director with a term to expire at the 2027 annual meeting of stockholders and until such person’s respective successor has been duly elected and qualified or until such person’s earlier death, resignation, or removal.
Age: 48 Director since: March 2023 Committee Memberships: Audit, Compensation	Joanna C. Burkey

Ms. Joanna C. Burkey has served as a director of Beyond since March 2023. Ms. Burkey most recently served as the Chief Information Security Officer for HP Inc. (NYSE: HPQ) from April 2020 until December 2023. In this role, she and her team had responsibility for HP’s global cybersecurity operations, strategy/architecture and business alignment. Prior to that, she served as the Global Head, Cyber Defense and Deputy Chief Cybersecurity Officer of Siemens AG from September 2018 to April 2020. Ms. Burkey is also currently a member of the board of directors of ReliabilityFirst Corporation, a privately held entity tasked with helping to ensure the reliability of the North American Bulk-Power System, and serves as senior advisor to multiple privately held cybersecurity enterprises, including TAG Cyber and Cyberhaven. Ms. Burkey holds a B.S. in Computer Science from Angelo State University. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Burkey should serve as a director considering our business and structure were Ms. Burkey’s 25-year career in cybersecurity across a broad variety of roles, including software engineering, product strategy and security research.

As a result of the above and other experiences, Ms. Burkey possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, legal or risk management, regulatory or government, technology, information/cyber security, global or international business, strategic planning, ESG understanding, and business transformation.

10 | 2024 Proxy Statement

Proposal 1
Age: 57 Director since: 2007 Committee Memberships: Nominating and Corporate Governance, Compensation (Chairman)	Barclay F. Corbus

Mr. Barclay F. Corbus has served as a director of Beyond since March 2007. He also served on the board of directors of tZERO, a privately held blockchain technology company, and Medici Ventures, Inc. (“Medici Ventures”), our former wholly-owned subsidiary specializing in blockchain technologies, until April 2021. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp. (NASDAQ:CLNE), a provider of renewable fuel for vehicles, with responsibility for strategic development and renewable fuel project development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co. in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a B.A. in Government and has a M.B.A. in Finance from Columbia Business School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Corbus should serve as a director considering our business and structure were his substantial experience in finance, management, and strategic planning, and his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

As a result of the above and other experiences, Mr. Corbus possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, global or international business, strategic planning, environmental sustainability, ESG understanding, and business transformation.

Each of Joanna C. Burkey and Barclay F. Corbus has consented to serve as a director if elected at the Annual Meeting. For additional information about each nominee, see “The Board—Information Regarding Director Nominees and Other Directors.”
Vote Required
The plurality of the votes cast by the holders of shares of stock is required to elect each nominee.
Recommendation of the Board of Directors
The Board unanimously recommends that the stockholders vote “FOR” each nominee.
2024 Proxy Statement | 11

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Proposed Ratification of Appointment of KPMG LLP
The Audit Committee of the Board has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024 and the effectiveness of our internal control over financial reporting as of December 31, 2024. KPMG LLP has served as our independent registered public accounting firm since December 2009. Although ratification of the Audit Committee’s selection of KPMG LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether to retain KPMG LLP, and will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the stockholders ratify the selection of KPMG LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace KPMG LLP with a different independent registered public accounting firm at any time if the Audit Committee determines that it is in the best interests of the Company and its stockholders to do so. Representatives of KPMG LLP are expected to virtually attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.
Audit Fees
KPMG LLP was engaged as our independent registered public accounting firm to audit our financial statements for the years ended December 31, 2023 and 2022, to audit the effectiveness of our internal control over financial reporting as of December 31, 2023 and 2022, to review our 2023 and 2022 interim financial statements, to perform services in connection with our registration statements, to perform audits of certain subsidiaries in connection with statutory or regulatory filings, and to perform certain accounting consultation services. The aggregate audit fees KPMG LLP billed us for professional services were $2,058,046 in 2023 and $2,141,855 in 2022. All audit fees and other fees were pre-approved by the Audit Committee.
Audit-Related Fees
KPMG LLP billed us $54,306 in 2023 in connection with consent fees for SEC filings and $15,000 in 2022 in connection with consent fees for our 401(k) employee benefit plan.
Tax Fees
KPMG LLP billed us $57,376 in 2023 and $50,918 in 2022 for professional services rendered in connection with tax advice.
All Other Fees
KPMG LLP billed us $2,500 in 2023 and $2,500 in 2022 for a subscription to KPMG Accounting Research Online.
Auditor Independence
The Audit Committee has considered the role of KPMG LLP in providing us with the services described above and has concluded that those services were compatible with the independence of KPMG LLP from management and from the Company.
12 | 2024 Proxy Statement

Proposal 2
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
General
The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which all services to be performed by the independent registered public accounting firm are required to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.
The Policy describes the Audit, Audit-related, Tax, and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Audit Services
The annual audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required interim reviews performed in accordance with applicable standards) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our consolidated financial statements and annual financial statement audits of certain subsidiaries in connection with statutory or regulatory filings. Audit services also include the attestation engagement for the independent registered public accounting firm’s audit of the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific audit services outside the engagement scope.
Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval for audit-related services.
Tax Services
Under the Policy, the Audit Committee may grant general pre-approval for specific tax compliance, planning and advice services to be provided by the independent registered public accounting firm, that the Audit Committee has reviewed and believes would not impair the independence of the independent registered public accounting firm, and that are consistent with the SEC’s rules on auditor independence. Tax services to be performed by our independent registered public accounting firm must be specifically approved by the Audit Committee.
All Other Services
Under the Policy, the Audit Committee may grant pre-approval for specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.
2024 Proxy Statement | 13

Proposal 2
Procedures
Under the Policy, each year the Chief Financial Officer and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit, audit-related, tax, and other non-audit services that are subject to pre-approval. This schedule provides a description of each type of service that is subject to pre-approval and, where possible, provides projected fees (or a range of projected fees) for each service. The Audit Committee reviews and approves the types of services and reviews the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule are subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.
Vote Required
The affirmative vote of the holders of a majority of the shares of stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal.
Recommendation of the Board of Directors
The Audit Committee and the Board unanimously recommend that the stockholders vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2024.
14 | 2024 Proxy Statement

Proposal 3—Advisory Vote on the Compensation Paid by the Company to its Named Executive Officers (“Say on Pay Vote”)
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (the “Named Executive Officers” or “NEOs”).
Our executive compensation is discussed in further detail below under the caption “Compensation Discussion and Analysis” which, together with the sections following the Compensation Discussion and Analysis, include information about the fiscal year 2023 compensation of our NEOs and a discussion of actions regarding executive compensation that were taken after December 31, 2023.
We are asking our stockholders to indicate their support for the compensation of our NEOs, as described in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at our Annual Meeting:
RESOLVED, that the stockholders approve the compensation of the Company’s NEOs as disclosed in the Company’s Proxy Statement for the 2024 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).
The Say on Pay Vote is advisory and, therefore, not binding on the Board or on the Company; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. The last time a say on pay vote was held was at the annual meeting of stockholders in 2023, in which 93.8% of our stockholders voted to approve the compensation paid by the Company to its NEOs. At the 2023 annual meeting, the “EVERY YEAR” selection received the highest number of votes from our stockholders as the recommended frequency of future say on pay votes. The Board expects to hold the next advisory say on pay vote at the annual meeting of stockholders in 2025.
Vote Required
The affirmative vote of the holders of a majority of the shares of stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal.
Recommendation of the Board of Directors
The Board unanimously recommends that the stockholders vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation paid by the Company to our NEOs.
2024 Proxy Statement | 15

Proposal 4—Approval of an Amendment to the Company’s Current Charter to Declassify the Company’s Board of Directors
General
We are asking our stockholders to approve the Declassification Amendment to our Current Charter to declassify our Board of Directors by eliminating its three classes and providing for the annual election of directors commencing at the 2025 annual meeting of stockholders.
Our Board of Directors is committed to good corporate governance practices. Our Current Charter provides that our Board of Directors is divided into three classes of directors, with only one class elected annually and each class elected to a three-year term. Our Board of Directors recognizes that a classified Board structure may offer several advantages, such as promoting Board stability and continuity, providing a greater opportunity to protect the interests of stockholders in the event of an unsolicited takeover offer and reinforcing a commitment to long-term perspectives and value creation for our stockholders. Our Board also recognizes that a classified structure can be viewed as diminishing directors’ accountability to stockholders because such a structure does not enable stockholders to express a view on each individual director’s performance and on the entire board of directors by means of an annual vote. Moreover, many institutional investors consider annual election of directors to be a governance best practice and, therefore, support declassification. Public companies with classified boards also face increased scrutiny from proxy advisory firms.
Accordingly, our Board of Directors has unanimously determined, after careful consideration, that it is in the best interests of the Company and our stockholders to amend our Current Charter to provide for the declassification of the Board of Directors. Our Board of Directors has unanimously adopted a resolution approving the Declassification Amendment, declaring its advisability and directing that it be submitted to our stockholders for their consideration and approval at the Annual Meeting.
The general description of the proposed changes to the Current Charter in this Proposal 4 is qualified in its entirety by reference to the full text of the Declassification Amendment, which is attached to this proxy statement as Annex A.
Terms of Directors
At the Annual Meeting, our stockholders will cast their votes for each of Ms. Burkey and Mr. Corbus to be elected (1) if the Declassification Amendment is approved, as a director with a term to expire at the 2025 annual meeting of stockholders, and (2) if the Declassification Amendment is not approved, as a Class I director with a term to expire at the 2027 annual meeting of stockholders. If the Declassification Amendment is approved by our stockholders, all of our directors will stand for election for a one-year term at the 2025 annual meeting of stockholders and each year thereafter.
The Declassification Amendment would not shorten the terms of our Class II directors, which expire in 2025. On March 26, 2024, our Class III directors, whose terms expire at our 2026 annual meeting of stockholders, submitted conditional resignations as Class III directors and were re-elected by the Board on March 27, 2024 to serve as directors with a term expiring at the annual meeting of stockholders in 2025, in each case, subject to and effective upon stockholder approval of the Declassification Amendment. The resignation and re-election of the Class III directors is intended solely to implement the Declassification Amendment, and, for all other purposes, including committee service and compensation, such Class III directors’ service on the Board will be deemed to have continued uninterrupted.
Effect of the Declassification Amendment if Approved
If the Declassification Amendment is approved by our stockholders at the Annual Meeting, then we intend to file the Declassification Amendment with the Secretary of State of the State of Delaware promptly following the Annual Meeting and the Declassification Amendment will become effective upon filing.
If the Declassification Amendment is approved by our stockholders, then, as described above, the terms of all members of our Board of Directors will expire at the 2025 annual meeting of stockholders and, beginning at the 2025 annual meeting of stockholders and at each annual meeting thereafter, each director will stand for election for a term expiring at the next annual meeting and there will no longer be any class designation for our directors.
16 | 2024 Proxy Statement

Proposal 4
The Declassification Amendment would not change the number of directors on our Board or the Board’s authority to change that number and to fill any vacancy or newly created directorships; however, the term of any person filling any vacancy or newly created directorship position would expire at the next annual meeting of stockholders.
Under Delaware law, members of a classified board of directors may be removed only for cause unless otherwise provided in the company’s certificate of incorporation. Our Current Charter provides that our directors can be removed only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors. If the Declassification Amendment is approved, our Current Charter would also be amended to provide that directors may be removed with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors, as shown in Annex A.
Additionally, the Board has approved conforming amendments to our amended and restated bylaws to provide that directors may be removed with or without cause, subject to and effective upon the approval of the Declassification Amendment at the Annual Meeting.
Effect of the Declassification Amendment if not Approved
If the Declassification Amendment is not approved by our stockholders, then our Board of Directors will remain classified with directors serving staggered, three-year terms. Assuming Ms. Burkey and Mr. Corbus are elected at the Annual Meeting, they will each serve as a Class I director with a term to expire at the 2027 annual meeting of stockholders. In addition, our Current Charter would continue to provide that our directors can be removed only for cause.
Vote Required
The affirmative vote of a majority of our issued and outstanding shares of common stock is required to approve this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of an amendment to the Company’s Current Charter to declassify the Board of Directors.
2024 Proxy Statement | 17

Proposal 5—Approval of an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan
General
At the Annual Meeting, stockholders will be asked to approve an amendment (the “2005 Plan Amendment”) to our Amended and Restated 2005 Equity Incentive Plan (the “Existing 2005 Plan”) to increase the per participant annual limit on grants of performance shares from 100,000 performance shares to 250,000 performance shares. The 2005 Plan Amendment does not increase the shares available for issuance under the Existing 2005 Plan.
The Existing 2005 Plan was last amended and restated by the Compensation Committee of our Board on March 30, 2023 and by stockholders at the Company’s annual meeting of stockholders held on May 18, 2023. The 2005 Plan Amendment in Proposal 5 was approved by the Compensation Committee and our Board on February 16, 2024, subject to the further approval of our stockholders at the Annual Meeting. If we do not obtain requisite stockholder approval of the 2005 Plan Amendment as described herein, the Existing 2005 Plan will remain in effect and the per participant annual limit on grants of performance shares will remain at 100,000 performance shares (increased to 250,000 performance shares during a participant’s initial year of service).
Why Stockholders Should Approve the 2005 Plan Amendment
As discussed in greater detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, our 2024 executive compensation program implements new long-term incentive awards to directly tie a substantial portion of the compensation of our executive officers with the achievement of key Company performance metrics and the creation of long-term stockholder value in the form of stock price appreciation. To that end, in 2024, the long-term incentive awards granted to our executive officers (other than our Executive Chairman) were granted solely in the form of performance shares to reflect this increased emphasis on pay-for-performance. Effective February 20, 2024, we granted David J. Nielsen, our Division Chief Executive Officer, Overstock, a total of 200,000 performance shares, and we granted Adrianne B. Lee, our Chief Financial & Administrative Officer, a total of 120,000 performance shares, with 75% of the award tied to achievement of specified stock price hurdles and 25% of the award tied to annual net revenue objectives over a three-year performance period. Each performance share is a unit that represents the right to receive one share of our common stock. Of these awards, 100,000 of the performance shares granted to Mr. Nielsen (consisting of the net revenue performance shares and the performance shares tied to the $60.00 stock price hurdle), and 20,000 of the net revenue performance shares granted to Ms. Lee (consisting of the portion of such award tied to 2025 and 2026 performance) (together, the “Contingent Performance Shares”) exceed our current per participant annual limit on awards of performance shares under the Existing 2005 Plan, and are subject to stockholder approval of the 2005 Plan Amendment at the Annual Meeting. If we do not obtain requisite stockholder approval of the 2005 Plan Amendment as described herein, the Contingent Performance Shares granted to Mr. Nielsen and Ms. Lee will be automatically forfeited.
Increasing the per participant annual limit on awards of performance shares will allow us to continue aligning our executive compensation program with Company performance. In addition, it furthers our practice of making a significant portion of our executive officer compensation program, including long-term incentives, “at risk” and tied to Company performance, in order to further align the interests of our executive officers with stockholders.
The only change to the Existing 2005 Plan proposed by this 2005 Plan Amendment is to increase the per participant annual limit on grants of performance shares from 100,000 performance shares to 250,000 performance shares. All other terms and conditions of the Existing 2005 Plan remain the same.
In general, shareholder approval of the 2005 Plan Amendment is necessary in order for us to comply with the terms of the Existing 2005 Plan.
18 | 2024 Proxy Statement

Proposal 5
Equity Incentive Awards Are Critical to Long-Term Shareholder Value Creation
The Shares Subject to Outstanding Equity Awards Under the 2005 Plan Table below presents information about the number of shares that were subject to outstanding equity awards under our existing equity plans and the shares remaining available for issuance under the Existing 2005 Plan, each as of March 1, 2024. As of March 1, 2024, the Existing 2005 Plan is the only equity plan under which we have outstanding equity awards or under which we have shares available for grant, other than the Executive Chairman Performance Award. For information about the Executive Chairman Performance Award, please see Proposal 6. As of March 1, 2024, an aggregate of 45,632,494 shares of our common stock were outstanding, and the closing price per share of our common stock on the NYSE was $33.58 per share.
Shares Subject to Outstanding Equity Awards Under the 2005 Plan Table
Number of Shares
Options outstanding under the Existing 2005 Plan	—
Time-based restricted stock units (RSUs) outstanding under the Existing 2005 Plan	697,690
Performance shares outstanding under the Existing 2005 Plan (at “target” levels)	960,000
Shares available for grant under the Existing 2005 Plan	2,354,479
In fiscal years 2021, 2022 and 2023, equity awards representing a total of approximately 414,600 shares, 618,378 shares, and 1,100,624 shares, respectively, were awarded under the Existing 2005 Plan, for an annual equity burn rate of 0.96%, 1.40% and 2.43%, respectively. This level of equity awards represents a 3-year average burn rate of 1.60% of common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards awarded during the fiscal year by the basic weighted average number of common shares outstanding during the same fiscal year. In fiscal years 2021, 2022 and 2023, the end of year fully-diluted overhang rate was approximately 5.16%, 4.36% and 8.56%, respectively. Fully-diluted overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year and shares remaining available for issuance for future awards at the end of the fiscal year by (2) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year, shares remaining available for issuance for future awards at the end of the fiscal year, and number of common shares outstanding at the end of the fiscal year.
Key Features of the Amended 2005 Plan
The Company has long had an ownership culture in which its officers, managers and other key employees are granted equity-based awards to align their interests with those of stockholders. The Board believes the ownership culture at the Company motivates the achievement of superior performance, and also plays an essential role in retaining top talent. The 2005 Plan, as amended by the 2005 Plan Amendment (the “Amended 2005 Plan”), would permit the Company to continue to use equity-based awards, including awards of performance shares, as an integral part of its compensation program.
The Amended 2005 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the Amended 2005 Plan as follows:
•
No Increase to Shares Available for Issuance without Stockholder Approval. Without stockholder approval, the total number of shares that may be issued under the Amended 2005 Plan cannot be increased (other than adjustments in connection with certain corporate reorganizations and other events).

•
No Repricing of Awards. Other than pursuant to the provisions of the Amended 2005 Plan described below under the headings “Adjustment Upon Changes in Capitalization” and “Change of Control,” the Administrator (as defined in “Summary of the Amended 2005 Plan” below) may not without the approval of the Company’s stockholders (1) reduce the exercise price of an award to the then-current fair market value of the common stock covered by such award that has declined since the date of grant or (2) cancel an option or SAR in exchange for cash or another award if such exchange causes the exercise price of the option or SAR to be reduced.

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•
Limitations on Grants to Directors. The sum of cash compensation and the value of awards granted to a non-employee director under the Amended 2005 Plan as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $400,000 (increased by an additional $200,000 for service on any special committee of the Board). Consulting fees or other compensation paid to non-employee directors for services in addition to the services normally performed by a non-employee director are not included in calculating such limits.

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No In-the-Money Option or SAR Grants; Limit on Term of Options and Stock Appreciation Rights of Ten Years. The Amended 2005 Plan prohibits the grant of options or stock appreciation rights (SARs) with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant. The maximum permitted term of any stock option or SAR under the Amended 2005 Plan is ten years from the date of grant.

•
Reasonable Share Counting Provisions. Generally, when awards granted under the Amended 2005 Plan are forfeited or expire, or are repurchased, settled in cash, or surrendered pursuant to an award exchange program, the shares reserved for those awards will again be available for future awards in an amount corresponding to the reduction in the share reserve previously made with respect to such awards. However, the following shares will not be added to the share reserve under the Amended 2005 Plan: (1) shares that are delivered by the participant or withheld by us as payment of the exercise price in connection with the exercise of an option granted under the Amended 2005 Plan or payment of the tax withholding obligation in connection with any award granted under the Amended 2005 Plan; (2) shares subject to a SAR granted under the Amended 2005 Plan that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options granted under the Amended 2005 Plan.

•
Independent Administration. The Compensation Committee of our Board, which consists of two or more non-employee directors, generally will administer the Amended 2005 Plan if it is approved by stockholders. The full Board will administer the Amended 2005 Plan with respect to awards granted to members of the Board. The Compensation Committee may delegate certain of its duties and authorities to one or more officers of the Company for awards to certain individuals, within specific guidelines and limitations. However, no delegation of authority is permitted with respect to awards made to individuals who (1) are subject to Section 16 of the Exchange Act, or (2) are officers or directors of the Company who have been delegated authority to grant or amend awards under the Amended 2005 Plan.

Summary of the Amended 2005 Plan
The material features of the Amended 2005 Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Existing 2005 Plan, which is filed as Exhibit 10.2 to our 2023 Form 10-K and the 2005 Plan Amendment, the full text of which is included as Annex B hereto and incorporated herein by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Existing 2005 Plan.
Purpose. The purposes of the Amended 2005 Plan are to attract and retain the best available personnel, to provide additional incentive to our employees, consultants, and non-employee directors, and to promote the success of our business.
Administration. The Amended 2005 Plan may be administered by our Board or a committee, which our Board may appoint from among its members (the “Administrator”). Subject to the provisions of the Amended 2005 Plan, the Administrator has the authority to: (i) interpret the Amended 2005 Plan, apply its provisions and reconcile any inconsistency, correct any defect and supply any omission in the plan or an award agreement; (ii) prescribe, amend or rescind rules and regulations relating to the Amended 2005 Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares or equivalent units to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) determine the terms and conditions applicable to awards generally and of each individual award (including the provisions of the award agreement to be entered into between the Company and the participant), including any performance goals applicable to such individual award; (vii) amend any outstanding award subject to applicable legal restrictions; (viii) authorize any person to execute, on our behalf, any instrument required to effect the grant of an award; (ix) approve forms of agreement for use under the Amended 2005 Plan; (x) allow participants to satisfy minimum withholding tax obligations by tendering cash or shares owned by the participant or electing to have the Company withhold from the shares or cash to be issued that number of shares or cash having a fair market value equal to the minimum amount required to be withheld; (xi) reduce the exercise price of an award to the then current fair market value if the fair market value of the stock covered by the award has declined since the date the award was granted, provided our stockholders have approved such action; (xii) institute an award exchange program, provided that no exchange will cause the exercise price of an award to be reduced unless our stockholders have approved such action; (xiii) determine
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the fair market value of our stock; and (xiv) subject to certain limitations, take any other actions and make all other determinations deemed necessary or advisable for the administration of the Amended 2005 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of awards and on all persons deriving their rights therefrom.
Types of Awards. Awards granted under the Amended 2005 Plan may be incentive stock options (“ISO”), nonstatutory stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), performance units, or deferred stock units, as determined by the Administrator at the time of grant. The Amended 2005 Plan does not increase the number of shares available for issuance under the plan above the existing share reserve under the Existing 2005 Plan.
Shares Available. Subject to adjustment as set forth in the Existing 2005 Plan and the share counting provisions of the Existing 2005 Plan, the aggregate number of shares available for issuance under the Existing 2005 Plan, and the number of shares subject to outstanding awards, in each case as of March 1, 2024, are set forth in the Shares Subject to Outstanding Equity Awards Under the 2005 Plan Table. The Amended 2005 Plan does not increase the number of shares authorized for issuance under the Existing 2005 Plan. The shares issued under the Amended 2005 Plan may be authorized, but unissued, or reacquired common stock. All shares available for issuance under the Amended 2005 Plan may be made subject to an award that is an ISO.
The shares of stock covered by the Amended 2005 Plan may be authorized but unissued shares, or reacquired shares. To the extent that an award terminates, expires, or lapses for any reason, or an award is settled in cash without delivery of shares to the participant, any shares subject to the award may be used again for new grants under the Amended 2005 Plan. However, the full number of SARs granted that are to be settled in shares of stock will count against the number of shares available for awards under the Amended 2005 Plan, regardless of how many shares are actually issued upon settlement of the SARs. Any shares surrendered or withheld to satisfy the exercise price of an option or withheld to satisfy minimum tax withholding obligations will count against the number of shares available for award under the Amended 2005 Plan. No fractional shares may be issued under the Amended 2005 Plan.
Eligibility. The Amended 2005 Plan provides that awards may be granted to our employees, consultants and non-employee directors, and employees and consultants of our subsidiaries, as determined by the Administrator. ISOs may be granted only to employees (including officers and employee directors). As of the March 1, 2024, we had approximately 821 employees, 118 consultants, and six directors who were eligible to participate in the Amended 2005 Plan.
Limitations on Awards to All Participants. The Amended 2005 Plan imposes limits on certain awards that may be granted during any fiscal year to any participant. With respect to awards of stock options and SARs, no participant may be granted in any fiscal year options to purchase more than 200,000 shares or SARs covering more than 500,000 shares; provided, however, that such limits shall be 300,000 shares with respect to options and 750,000 shares with respect to SARs in the participant’s first fiscal year of service to the Company. With respect to awards of restricted stock, RSUs, and performance shares, no participant may be granted in any fiscal year more than 100,000 shares of restricted stock, 100,000 shares of RSUs, or 250,000 performance shares; provided, however, that with respect to the limits for awards of restricted stock and RSUs, each such limit shall be 250,000 shares in the participant’s first fiscal year of service to the Company.
Limitation on Awards to Non-Employee Directors. The Amended 2005 Plan imposes limits on the awards that may be granted during any fiscal year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such fiscal year for service as a non-employee director. The limits do not apply to any consulting fees or other compensation we may pay or provide to any non-employee director for services in addition to the services normally performed by a non-employee director. The Amended 2005 Plan provides that awards to any non-employee director plus the cash fees payable to such director during such fiscal year for service as a non-employee director will not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board.
Types of Equity Awards. Subject to the terms and conditions of the Amended 2005 Plan, the following types of equity awards may be granted to our employees, non-employee directors, and consultants at any time and from time to time at the discretion of the Administrator:
Stock Options. Stock options give the holder the right to purchase shares of the Company’s common stock within a specified time at a specified price. Two types of stock options may be granted under the Amended 2005 Plan: incentive stock options, or “ISOs,” which are subject to special tax treatment as described below, and non-qualified options, or “NSOs.” The exercise price of an option cannot be less than the fair market value of a share of common stock at the time of grant (unless such option is granted pursuant to an assumption or substitution for another option in a manner that satisfies Sections 424(a) or
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409A of the Internal Revenue Code (the “Code”) in connection with a merger or other corporate transaction). The expiration dates of options cannot be more than ten years after the date of the original grant. ISOs will be designed to comply with the provisions of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must expire within a specified period of time following the optionee’s termination of employment. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of the Company’s capital stock, the Amended 2005 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of grant. Each option granted under the Amended 2005 Plan is to be evidenced by a written stock option agreement between the optionee and the Company, which shall specify, the means of payment of the option exercise price, the term and vesting conditions of the option, and the treatment of the option upon an optionee’s termination of service, among other terms, provisions and conditions determined by the Administrator. On March 1, 2024, the closing price of the stock as reported on the New York Stock Exchange was $33.58. However, there are no stock options currently outstanding under the 2005 Plan, nor has the Company granted any stock options under the Amended 2005 Plan since fiscal year 2008.
Stock Appreciation Rights (SARs). Each SAR granted under the Amended 2005 Plan shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, the means of payment of the SAR exercise price, the form of payment upon exercise, the treatment of the SAR upon the holder’s termination of service, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. SARs may be granted either alone or in conjunction with all or part of an option granted under the Amended 2005 Plan. SARs granted in conjunction with an option may be exercised only at such times and to the extent the related option is exercisable, and upon the exercise of the SAR or option, the number of shares for which the SAR and option is exercisable will be reduced by the number of shares for which the SAR or option has been exercised. There are no SARs outstanding under the 2005 Plan, nor has the Company ever granted any SARs under the 2005 Plan.
Restricted Stock and Restricted Stock Units (RSUs). Restricted stock is an award of our stock, and an RSU is an award of hypothetical shares of our stock having a value equal to the fair market value of an identical number of shares of stock. Restricted stock and RSUs may, but need not, provide that the award will be subject to forfeiture and may not be sold, assigned, transferred, or otherwise disposed of for a period of time determined by the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock or RSU award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which may be based principally or solely on continued provision of services but may include a performance-based component.
Unless otherwise stated in the restricted stock agreement, a holder of restricted stock will have the rights and privileges of a stockholder, including the right to vote. Dividends on restricted stock may be currently paid to the holder or held by us until the restrictions on the shares are released. A holder of RSUs will not be a stockholder until the shares are issued, and until such time, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares. However, at the discretion of the Administrator, and only to the extent set forth in the applicable award agreement, restricted stock and RSUs may be credited with cash distributions and stock dividends paid by the Company in respect of shares of stock. At the discretion of the Administrator, dividend equivalents may be either currently paid to the award holder on the day on which the corresponding dividend is paid to stockholders or withheld by the Company on the participant’s account, plus any interest determined by the Administrator. Dividend equivalents credited to a participant’s account and attributable to restricted stock or RSUs (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of stock having a fair market value equal to the amount of such dividend equivalents and earnings to the participant upon the release of restrictions or settlement of such restricted stock or RSU, as applicable. If restricted stock or RSUs are forfeited, the participant shall have no right to the dividend equivalents.
Each grant of restricted stock and RSU grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock or RSU grant has a purchase price, the purchase price must be paid no more than ten (10) years following the date of grant.
Performance Shares. The Administrator shall have complete discretion to determine (i) the number of shares of our stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which may be based principally or solely on achievement of performance milestones but may include a service-based component. Each performance share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.
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Performance Units. Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying shares of our stock, determined as of the vesting date. The shares available for issuance under the Amended 2005 Plan shall not be diminished as a result of the settlement of a performance unit. Each performance unit grant shall be evidenced by an agreement that shall specify such terms and conditions as shall be determined at the discretion of the Administrator.
Deferred Stock Units. Deferred stock units shall consist of a restricted stock, RSU, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.
Tax Withholding. The Amended 2005 Plan permits the Administrator to allow for the withholding or surrender of shares in satisfaction of tax withholding with respect to awards with a value up to the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding.
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an award granted under the Amended 2005 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the Amended 2005 Plan transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.
Acceleration upon Death. Unless an award agreement provides otherwise, in the event that a participant dies while a service provider, the award may be exercised within the time period set forth in the relevant agreement, but in no event later than the expiration date of the relevant award.
Adjustment Upon Changes in Capitalization. In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our stock or any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by us, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Amended 2005 Plan, the individual fiscal year limits applicable to restricted stock, RSUs, performance share awards, performance units, SARs and options, the number and class of shares of stock subject to any award outstanding under the Amended 2005 Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made by the Administrator or the Compensation Committee of our Board, whose determination shall be conclusive.
Change of Control. In the event of a change of control, the successor entity (or its parent or subsidiary) may assume or substitute each outstanding award. If the successor entity does not assume the awards or substitute equivalent awards, or if the successor entity is not publicly traded, such awards shall become 100% vested. In such event, the Administrator may take one or more actions with respect to outstanding stock options and SARs, including but not limited to giving participants a limited period of time to exercise options and SARs, cashing out options and SARs based on the difference between the change of control value of our stock and the exercise price, or making adjustments to options and SARs as the Administrator deems appropriate to reflect the change of control. If, within 18 months following a change of control, a participant’s employment is terminated (i) involuntarily by the Company or successor entity other than for cause (as defined in the Amended 2005 Plan), or on account of death or disability, or (ii) by the participant for good reason (as defined in the Amended 2005 Plan), then the participant shall fully vest in and receive payment of or have the right to exercise his award, as applicable, as to all of the shares subject to each such award. Generally, a “change of control” means a person or group (subject to certain exceptions) becomes the beneficial owner of our securities representing 50% or more of the total voting power represented by our outstanding securities; we sell or dispose of substantially all of our assets; a change in a majority of our Board occurs without the approval of our then incumbent directors within a one-year period; or a merger or consolidation occurs other than a merger or consolidation resulting in our outstanding voting securities immediately before the merger or consolidation continuing to represent at least 50% of the total voting power of the surviving entity represented by our outstanding securities immediately after the merger or consolidation. In addition, a resignation is “for good reason” if it results from: (i) the resigning participant having materially reduced duties, title, authority or responsibilities; (ii) the resigning participant having his or her base salary reduced; (iii) the resigning participant having his or her primary work location moved to a facility or a location outside of a 35-mile radius from our present facility or location; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute, constitute a constructive termination of the participant.
No Repricing of Awards. Other than pursuant to the provisions of the Amended 2005 Plan described above under the headings “Adjustment Upon Changes in Capitalization” and “Change of Control,” the Administrator may not without the
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approval of the Company’s stockholders (1) reduce the exercise price of an award to the then-current fair market value of the common stock covered by such award that has declined since the date of grant or (2) cancel an option or SAR in exchange for cash or another award if such exchange causes the exercise price of the option or SAR to be reduced.
Amendment, Suspensions and Termination of the Amended 2005 Plan. Our Board may amend, suspend, or terminate the Amended 2005 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Section 422 of the Code, or any other applicable rule or statute or by the rules of any stock exchange or automated quotation system on which the Company’s shares may then be listed or quoted.
Securities Laws. The Amended 2005 Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Amended 2005 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.
Federal Income Tax Information
Incentive Stock Options (ISOs). An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.
Non-Statutory Stock Options. All other options that do not qualify as ISOs are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then-fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.
Stock Appreciation Rights. A participant will not recognize any taxable income at the time a SAR is granted. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our stock received and/or the amount of cash received. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss, depending on how long the participant held the shares.
Restricted Stock. A participant will not recognize taxable income upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Code, the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the grant date over the amount the participant paid for such shares, if any. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss.
Restricted Stock Units, Performance Units and Performance Shares. A participant will not recognize any taxable income upon grant of an award of RSUs, performance units or performance shares. Instead, the participant will recognize ordinary income at the time of receipt of the shares or cash equal to the fair market value (on the date of receipt) of the shares or cash received minus any amount paid for the shares of our stock. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss.
Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Amended 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our “covered employees,” which are (1) our chief
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executive officer and our chief financial officer; (2) our three highest paid officers (other than the chief executive officer or the chief financial officer); and (3) any employee who was one of our “covered employees” for any preceding taxable year beginning after December 31, 2016. Under Section 162(m) of the Code, the annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1,000,000. It is possible that compensation attributable to awards under the Amended 2005 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. While the Compensation Committee considers tax and accounting implications as factors when considering executive compensation, they are not the only factors considered. Other important considerations outweigh tax or accounting considerations. In addition, the Compensation Committee reserves the right to establish compensation arrangements that may not be fully tax deductible under applicable tax laws. We cannot assure you that compensation attributable to awards granted under the Amended 2005 Plan will be deductible under Section 162(m) of the Code.
Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Amended 2005 Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.
The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside. It also does not discuss the potential application of Section 280G of the Code, which can apply to an “excess parachute payment.” Further, different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.
Other Information
Clawbacks. Awards which are subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Equity Compensation Plan Information. See the section in this Proxy Statement titled “Equity Compensation Plan Information” for summary of awards granted under our equity incentive plans, including the Amended 2005 Plan.
New Plan Benefits.
Other than with respect to the annual equity awards to our non-employee directors as described below under “Compensation of Directors,” and the Contingent Performance Shares shown in the table below, all other future awards under the Amended 2005 Plan are subject to the discretion of the Administrator and the Company is unable to determine the amount of benefits that may be received by participants under the Amended 2005 Plan, if approved.
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On February 20, 2024, the Contingent Performance Shares were granted to two of our NEOs, subject to obtaining stockholder approval of the Amended 2005 Plan. The following table sets forth information pertaining to the Contingent Performance Shares as of February 20, 2024. In the event stockholder approval of the Amended 2005 Plan is not obtained, the Contingent Performance Shares will be automatically forfeited.
Name and Principal Position	Number of Contingent Performance Shares
David J. Nielsen Division CEO, Overstock	100,000
Adrianne B. Lee Chief Financial & Administrative Officer	20,000
E. Glen Nickle Chief Legal Officer; Corporate Secretary	—
Carlisha B. Robinson Chief Product Officer	—
Jonathan E. Johnson III Former CEO and Former Director	—
Joel G. Weight Former Chief Technology Officer	—
Carter P. Lee Former Chief People Officer	—
Angela Hsu Former Chief Marketing Officer	—
Executive officers, as a group	120,000
Non-employee directors, as a group	—
Nominees for election as directors	—
Each associate of any such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of all options, warrants or rights	—
Employees other than executive officers, as a group	—
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Plan Benefits.
The table below shows, as to the NEOs and the various indicated groups, the number of shares of common stock subject to awards granted under the Existing 2005 Plan to date that were outstanding as of March 1, 2024 (for the avoidance of doubt, Contingent Performance Shares are not reflected in the table below):
Name and Principal Position	Number of shares subject to stock option awards	Number of shares subject to RSUs	Number of shares subject to performance share awards
David J. Nielsen Division CEO, Overstock	—	48,596	100,000
Adrianne B. Lee Chief Financial & Administrative Officer	—	48,596	100,000
E. Glen Nickle Chief Legal Officer; Corporate Secretary	—	26,129	60,000
Carlisha B. Robinson Chief Product Officer	—	14,980	80,000
Jonathan E. Johnson III Former CEO and Former Director	—	—	—
Joel G. Weight Former Chief Technology Officer	—	—	—
Carter P. Lee Former Chief People Officer	—	—	—
Angela Hsu Former Chief Marketing Officer	—	3,000	—
Executive officers, as a group	—	151,305	600,000
Non-employee directors, as a group	—	13,586	—
Nominees for election as directors	—	4,634	—
Each associate of any such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive five percent of all options, warrants or rights	—	—	—
Employees other than executive officers, as a group	—	529,799	360,000
Vote Required
The affirmative vote of the holders of a majority of the shares of stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal.
Recommendation of the Board of Directors
The Board unanimously recommends a vote “FOR” approval of Proposal 5—Approval of an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan.
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Proposal 6 — Approval of the Executive Chairman Performance Award
General
At the Annual Meeting, stockholders will be asked to approve a performance-based stock option granted to Marcus A. Lemonis, our Executive Chairman (the “Executive Chairman Performance Award”). The Executive Chairman Performance Award was approved by the independent members of the Board, upon the recommendation of the Compensation Committee, and was granted to Mr. Lemonis on February 20, 2024, subject to stockholder approval at the Annual Meeting. If stockholder approval is not obtained, the Executive Chairman Performance Award will be forfeited on the date of the Annual Meeting and be of no further force or effect.
The Board intends that the Executive Chairman Performance Award represents Mr. Lemonis’ only compensation for his role as Executive Chairman, and Mr. Lemonis will not receive any guaranteed compensation, whether in the form of cash or equity compensation, nor will he receive the cash or equity compensation paid to the other non-employee members of the Board, in each case during the term of the Executive Chairman Performance Award. We do not expect to grant any additional equity awards to Mr. Lemonis during the term of the Executive Chairman Performance Award, except where deemed appropriate by the Board.
We are seeking stockholder approval of the Executive Chairman Performance Award for purposes of compliance with the listing rules of the NYSE.
Why Stockholders Should Approve the Executive Chairman Performance Award
After engaging in an extended deliberative process, as described below, and arriving at the terms for the Executive Chairman Performance Award, the independent members of the Board (i.e., all members of the Board other than Mr. Lemonis, who was not present at the meeting at which the Board approved the award) granted the Executive Chairman Performance Award on February 20, 2024, subject to stockholder approval, and now recommend that our stockholders approve the Executive Chairman Performance Award for the following reasons:
•	The Executive Chairman Performance Award significantly strengthens Mr. Lemonis’ incentives and further aligns his interests with those of the Company’s other stockholders;
•
The Executive Chairman Performance Award helps ensure Mr. Lemonis’ continued leadership of the Company over the term of the award and links his compensation opportunities with significant stock price hurdles necessary to engage him for the term of the award; and

•
The Executive Chairman Performance Award contains challenging and rigorous stock price hurdles and requires the creation of meaningful stockholder value to be earned. If none of the stock price hurdles are attained, no portion of the Executive Chairman Performance Award shall vest, which means that Mr. Lemonis will receive no compensation under the Executive Chairman Performance Award for his service as Executive Chairman.

The independent members of the Board are recommending that stockholders vote their shares “FOR” the proposed Executive Chairman Performance Award. For more information regarding the background of the Executive Chairman Performance Award and the process undertaken by the Compensation Committee and the Board in designing and granting such award, see “Supporting Statement of the Independent Members of the Board of Directors” below.
Summary of the Executive Chairman Performance Award
The following description is a summary of the material provisions of the Executive Chairman Performance Award. It does not purport to summarize all of the terms of, and is qualified in its entirety by, the full text of the Executive Chairman Performance Award (the “Award Agreement”), which is attached to this proxy statement as Annex C.
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Grant Date and Number of Shares Subject to Award
The Executive Chairman Performance Award is a nonstatutory stock option granted to Marcus A. Lemonis, our Executive Chairman, on February 20, 2024, subject to stockholder approval. A total of 2,250,000 shares of our common stock, representing approximately 4.94% of the total outstanding shares of our common stock as of February 20, 2024, are subject to the Executive Chairman Performance Award.
The Executive Chairman Performance Award is granted subject to the Award Agreement and is not awarded under the Company’s 2005 Equity Incentive Plan (the “2005 Plan”).
In the event that the Company’s stockholders do not approve the Executive Chairman Performance Award on the Annual Meeting date, the Executive Chairman Performance Award will be forfeited and be of no further force or effect, and accordingly Mr. Lemonis will have no rights to the Executive Chairman Performance Award or any of the shares underlying it.
Vesting of Award; Performance and Service-Based Vesting and Stock Price Hurdles
The Executive Chairman Performance Award consists of three separate tranches that vest only if certain pre-established, rigorous stock price milestones (each, a “Stock Price Hurdle”) are achieved and Mr. Lemonis satisfies the corresponding service-based requirement, as described below. This design ensures Mr. Lemonis’ continued active leadership of the Company in a “Qualifying Position” (as defined below) over the term of the award and encourages Mr. Lemonis to focus his attention on the types of strategic matters that most impact the Company’s long-term growth, profitability, and stock price. For each tranche that becomes vested, Mr. Lemonis will earn the right to exercise the Executive Chairman Performance Award for a specified number of shares of our common stock during the term of the applicable tranche.
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Mr. Lemonis must satisfy a service-based vesting condition for each tranche in order for the corresponding tranche to vest (except in the event of certain Qualifying Terminations, as defined below), as specified in the table below. Vesting eligibility is contingent upon Mr. Lemonis being either the Executive Chairman, the Chairman of the Board, or such other position that the Board determines is a qualifying position for purposes of the award (each, a “Qualifying Position”) through the applicable vesting date. This ensures Mr. Lemonis’ continued active leadership of the Company in a Qualifying Position over the term of the award and ensures that he only benefits from stock price appreciation that is attributable to his continued involvement and leadership.
Tranche	Number of Options	Exercise Price	Stock Price Hurdle	Performance Period	Performance and Service-Based Vesting	Expiration Date
Tranche 1	500,000	$45.00 Represents a 66% increase over the Company’s closing stock price on February 20, 2024	$45.00	Two years to achieve Stock Price Hurdle: February 20, 2024 – February 20, 2026
Tranche 1 will vest on later of (1) the achievement of the Stock Price Hurdle of $45.00 prior to February 20, 2026 or (2) February 20, 2025, subject to his continued service in a Qualifying Position through the vesting date (except in the event of certain terminations, as described below).
						Tranche 1 will expire on February 20, 2026 and may not be exercised after such date, even if vested (subject to earlier expiration in the event of certain terminations, as described below).
Tranche 2	750,000	$50.00 Represents an 84% increase over the Company’s closing stock price on February 20, 2024	$50.00	Three years to achieve Stock Price Hurdle: February 20, 2024 – February 20, 2027
Tranche 2 will vest on the later of (1) the achievement of the Stock Price Hurdle of $50.00 prior to February 20, 2027 or (2) February 20, 2026, subject to his continued service in a Qualifying Position through the vesting date (except in the event of certain terminations, as described below).
						Tranche 2 will expire on February 20, 2027 and may not be exercised after such date, even if vested (subject to earlier expiration in the event of certain terminations, as described below).
Tranche 3	1,000,000	$60.00 Represents an 121% increase over the Company’s closing stock price on February 20, 2024	$60.00	Four years to achieve Stock Price Hurdle: February 20, 2024 – February 20, 2028
Tranche 3 will vest on the later of (1) the achievement of the Stock Price Hurdle of $60.00 prior to February 20, 2028 or (2) February 20, 2027, subject to his continued service in a Qualifying Position through the vesting date (except in the event of certain terminations, as described below).
						Tranche 3 will expire on February 20, 2028 and may not be exercised after such date, even if vested (subject to earlier expiration in the event of certain terminations, as described below).
In order for any Stock Price Hurdle to be considered achieved, the average per-share closing price of our common stock over any 20 consecutive trading day period during the specified performance period must be equal to or greater than such Stock Price Hurdle.
If we fail to achieve the Stock Price Hurdle for any tranche during the performance period applicable to such tranche, then the shares underlying the Executive Chairman Performance Award corresponding to such tranche will be immediately forfeited.
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In the event of a Capitalization Adjustment (as defined in the Award Agreement), the Board will appropriately and proportionately adjust the Stock Price Hurdles, the class of shares and number of shares of common stock subject to the Executive Chairman Performance Award and the exercise prices per share of the Executive Chairman Performance Award to avoid diminution or enlargement of the benefits of the award. Capitalization Adjustments include stock splits and reverse stock splits.
If none of the Stock Price Hurdles are attained during the applicable performance periods, no portion of the Executive Chairman Performance Award shall vest which means that Mr. Lemonis will receive no compensation under the Executive Chairman Performance Award for his service as Executive Chairman.
Effect of Termination of Service in Qualifying Position
In the event Mr. Lemonis is removed from a Qualifying Position without cause (including as a result of failing to be reelected to such position by the stockholders), (each, a “Qualifying Termination”), Mr. Lemonis will vest in any tranche of the award for which the Stock Price Hurdle has been achieved prior to the date of such termination (or that is achieved within 20 consecutive trading days following Mr. Lemonis’ termination date). Such accelerated vesting is subject to Mr. Lemonis delivering an effective, general release of claims in favor of the Company.
If Mr. Lemonis’ service in a Qualifying Position terminates as a result of his death or disability, Mr. Lemonis will vest in any tranche of the award for which the Stock Price Hurdle has been achieved prior to the date of such termination.
For clarity, there is no acceleration under any circumstances of any tranches that have not achieved their Stock Price Hurdle.
If Mr. Lemonis’ service in a Qualifying Position terminates for any reason other than a Qualifying Termination or due to his death or disability, any unvested portion of the Executive Chairman Performance Award will be forfeited immediately upon such termination.
If, upon Mr. Lemonis’ cessation of service in a Qualifying Position, he continues as an employee, consultant or director of the Company, he will no longer be able to vest in the Executive Chairman Performance Award (except during any Post-Termination Measurement Period), but so long as he continues as an employee, consultant or director of the Company, any vested and unexercised portion of the Executive Chairman Performance Award will continue to be exercisable until the expiration date of the applicable Tranche (or such earlier date following his termination of service as described below).
Post-Termination Exercise Period
Any vested portion of the Executive Chairman Performance Award at the time of Mr. Lemonis’ termination of service with the Company will generally remain outstanding and exercisable for 90 days following such termination or one year from termination due to death or disability (but in no event beyond the original outside expiration date of the applicable tranche). In the event Mr. Lemonis is removed from a Qualifying Position without cause (including as a result of failing to be reelected to a Qualifying Position by the stockholders), the 90-day exercise period runs from the later of his termination date or any date within the 20-consecutive day trading day period that any Stock Price Hurdle is achieved. In the event of a termination for cause, the options will terminate immediately.
Change in Control
The treatment of the Executive Chairman Performance Award upon a Change in Control (as defined in the Award Agreement) is intended to align Mr. Lemonis’ interests with the Company’s stockholders with respect to evaluating potential takeover offers.
Any portion of the Executive Chairman Performance Award that is unvested at the time of a Change in Control will vest upon a Change in Control only to the extent a Stock Price Hurdle is achieved based on the Change in Control Value (as defined below), subject to Mr. Lemonis’ remaining in a Qualifying Position through the date immediately prior to the effective time of such Change in Control (or, having experienced a Qualifying Termination within 20 trading days prior to the Change in Control).
If a Stock Price Hurdle has been achieved prior to the Change in Control, any shares relating to such Stock Price Hurdle that had not already vested before the Change in Control because the service-based vesting requirement had not yet been met will vest upon the Change in Control, subject to Mr. Lemonis’ remaining in a Qualifying Position through the date immediately prior to the Change in Control.
Any tranche of the Executive Chairman Performance Award that does not vest as provided above will be immediately forfeited as of the effective time of such Change in Control.
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For purposes of the Executive Chairman Performance Award, “Change in Control Value” means the greater of (x) the amount of cash and the fair market value of any securities or other property paid as consideration, on a per share basis, to the Company’s stockholders (or to be instead paid as consideration to the Company) in the Change in Control, or (y) the average per-share closing price of our common stock over the 20 consecutive trading day period ending on the trading day immediately prior to the effective time of the Change in Control.
Payment of Exercise Price/Tax Withholding
The exercise price of the Executive Chairman Performance Award may be paid through the following methods, as further described in the Award Agreement: through a broker sale transaction; by a “net exercise” arrangement, if approved by the Board; by delivery of previously owned shares of our common stock; or by cash, check or wire. To the extent that any taxable income arising on the exercise of the option is subject to withholding (see “Accounting and Tax Considerations” below for a discussion), such tax withholding may be paid: through a broker sale transaction; by a “net exercise” arrangement, if approved by the Board; by delivery of previously owned shares of our common stock, if approved by the Board; or by cash, check or wire. We will also permit Mr. Lemonis to enter and modify a Rule 10b5-1 trading plan (or any similar successor arrangement), provided that it is permissible under applicable law.
Adjustments
In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our stock or any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by us, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Executive Chairman Performance Award, the exercise prices of the Executive Chairman Performance Award, and the Stock Price Hurdles. Any such adjustment shall be made by the Board.
In the event of a change of control, the successor entity (or its parent or subsidiary) may assume or substitute the Executive Chairman Performance Award. In such event, the Board may take one or more actions with respect to the Executive Chairman Performance Award, including but not limited to giving Mr. Lemonis a limited period of time to exercise the option, cashing out the award based on the difference between the Change in Control Value and the applicable exercise price, or making adjustments to the award as the Board deems appropriate to reflect the change of control.
Administration
The Executive Chairman Performance Award will be administered by our Board. The Board will have the power and authority to construe and interpret the Executive Chairman Performance Award and to adopt such rules for the administration, interpretation and application of the Executive Chairman Performance Award as are consistent therewith and to interpret or revoke any such rules and to make all other determinations deemed necessary or advisable for administering the Option (including, but not limited to, the determination of whether or not any Shares subject to the Executive Chairman Performance Award have vested and whether any change in control occurs), subject in all cases to the Board acting reasonably and in good faith and not acting to materially adversely affect Mr. Lemonis’ rights under the Executive Chairman Performance Award except to prevent diminution or enlargement of the benefits of the Executive Chairman Performance Award.
Clawback
The Executive Chairman Performance Award will be subject to the Clawback Policy (as defined in the “Compensation Recovery Policy” section of the “Compensation Discussion and Analysis” section of this Proxy Statement) that the Company has adopted pursuant to the NYSE listing standards.
No Repricing
The Company will not, without the prior approval of our stockholders, reduce, reprice or take any other action relative to the Executive Chairman Performance Award that would be treated as a repricing under U.S. generally accepted accounting principles.
Transferability
The Executive Chairman Performance Award may not be transferred in any manner other than by will or the laws of descent or distribution, except that, subject to applicable law and stock exchange listing rules, Mr. Lemonis may transfer any portion of the Executive Chairman Performance Award to change the form in which he holds the Executive Chairman Performance
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Award, to members of his immediate family or trusts for their benefit or to a tax-exempt charitable entity founded by Mr. Lemonis, provided that, in each case, for so long as Mr. Lemonis remains in service with the Company, Mr. Lemonis retains voting and dispositive control of the Executive Chairman Performance Award.
Amendment
The Executive Chairman Performance Award may be amended only by a written agreement executed by the Company and Mr. Lemonis. For the avoidance of doubt, the Executive Chairman Performance Award may be amended without stockholder approval, except to the extent such approval is required by applicable law or stock exchange rule.
Stockholder Rights
Mr. Lemonis will have no rights or privileges of a stockholder of the Company with respect to the shares of our common stock underlying the Executive Chairman Performance Award unless and until the shares actually are issued, recorded on the records of the Company or its transfer agent, and delivered to Mr. Lemonis (which may occur through electronic delivery to a brokerage account). In addition, unless and until the Company’s stockholders approve the Executive Chairman Performance Award, no portion of the Executive Chairman Performance Award may be exercised. Shares will not be issued pursuant to the exercise of the Executive Chairman Performance Award unless the exercise of the Option and the issuance and delivery of such shares will comply with applicable laws.
Certain Other Securities Information
Shares issuable under the Executive Chairman Performance Award may be authorized, but unissued, or reacquired shares of our common stock. As of March 1, 2024, the closing sales price of a share of our common stock on the NYSE was $33.58.
Supporting Statement of the Independent Members of the Board of Directors
We are asking stockholders to vote their shares “FOR” the proposed Executive Chairman Performance Award.
Background and Process
In connection with Mr. Lemonis’ commencement of service on the Board in October 2023 and his appointment as Chairman of the Board in December 2023, the Compensation Committee and the Board considered the appropriate compensation package for him in these roles. Following extensive and ongoing discussions with Mr. Lemonis, the Board determined that his compensation package for his role as Chairman of the Board, and commencing February 20, 2024, as Executive Chairman, would be comprised entirely of performance-based stock options with rigorous Stock Price Hurdles to clearly align his compensation with the creation of meaningful, long-term stockholder value above the trading price of Beyond’s common stock at the time Mr. Lemonis first joined the Board. The closing price of Beyond’s common stock on the date that Mr. Lemonis was appointed to the Board, October 2, 2023, was $15.04, and the closing price of Beyond’s Common Stock on February 20, 2024 was $27.18, an approximately 81% increase.
Our Compensation Committee, in consultation with its compensation and legal advisors and with the input of all independent members of the Board, designed the Executive Chairman Performance Award following extensive discussions and deliberations spanning several months. The award’s primary objective is to incentivize Mr. Lemonis, who as of March 1, 2024 beneficially owned approximately 0.37% of our outstanding common stock (all of which he purchased in the open market using his own personal funds), to create significant stockholder value. Mr. Lemonis has not received any cash or equity compensation from the Company to-date other than the Executive Chairman Performance Award.
These discussions extensively covered each of the various considerations that were involved in designing the Executive Chairman Performance Award, including, among other things:
•	The rationale for granting the Executive Chairman Performance Award, as enumerated above;
•	The desire to incentivize and motivate Mr. Lemonis to lead the Company over the long-term and to create significant stockholder value in doing so;
•
The appropriate structure for the Executive Chairman Performance Award in order to further align the interests of Mr. Lemonis and the Company’s other stockholders (including ensuring that the award is linked to performance and will not vest (and therefore not be of any value to Mr. Lemonis) unless all of the Company’s stockholders benefit from significant value creation);

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•	The appropriate Stock Price Hurdles to be used in the Executive Chairman Performance Award;
•	The total size and form of the Executive Chairman Performance Award and how that would translate into increased ownership and value for Mr. Lemonis;
•	The dilution to our other stockholders resulting from the Executive Chairman Performance Award; and
•	How to balance the risks and rewards of the Executive Chairman Performance Award.
The Compensation Committee and the Board developed the Executive Chairman Performance Award over several meetings and numerous discussions commencing in the fourth quarter of 2023, through February 19, 2024, the date on which the independent members of the Board approved the Executive Chairman Performance Award, upon the recommendation of the Compensation Committee. During their deliberations, the Compensation Committee and the Board received the input of Frederic W. Cook & Co., Inc. (“FW Cook”), the Compensation Committee’s independent compensation consultant, regarding market practices with respect to performance-based stock option awards and performance awards tied to Stock Price Hurdles. The Compensation Committee also consulted with Goldman Sachs, who is a stockholder and a financial advisor to the Company, in setting meaningful price hurdles that represent significant stockholder value creation and in setting appropriate time periods within which those stock hurdles should be achieved, if Mr. Lemonis’ leadership is effective in driving Company performance that translates into an increased stock price. The Company worked with outside legal counsel to implement the award as approved by the Compensation Committee and the Board.
In determining the size of the award, the Compensation Committee also considered the rigor of the Stock Price Hurdles required for the award to realize economic value and the resulting portion of the value created at various prices that would accrue to Mr. Lemonis. This analysis is described in more detail in the following section titled “Rationale for Recommendation for Approval of Award by Independent Members of the Board”.
During the process of designing the Executive Chairman Performance Award, the Compensation Committee also consulted with the remaining independent members of the Board for their feedback and insight on the appropriate price hurdles, performance periods, and service-based vesting requirements.
At various points during this process, our Compensation Committee and Board met with Mr. Lemonis to get his perspective on the proposed terms of the award and ultimately to negotiate the terms of the award with him.
After engaging in this extended process and arriving at terms for the Executive Chairman Performance Award, and concluding that the Executive Chairman Performance Award would motivate and incentivize Mr. Lemonis to lead the Company over the long-term to drive its growth and profitability, the Board granted the Executive Chairman Performance Award subject to obtaining the approval of the Company’s stockholders.
Rationale for Recommendation for Approval of Award by Independent Members of the Board
We recommend that stockholders approve the Executive Chairman Performance Award for the following reasons:
1.	Strengthening Incentives and Further Aligning of Stockholder, Company and Mr. Lemonis’ Interests
We believe in rewarding Mr. Lemonis in a fair way that provides compensation to him if, and only if, all other stockholders realize significant value.
Mr. Lemonis’ ability to receive any benefit from the Executive Chairman Performance Award will be dependent on him leading the Company’s achievement towards challenging Stock Price Hurdles, requiring the Company’s current stock price to increase to a minimum $45.00 per share within two years, and to then continue increasing up to $50.00 per share within three years and finally to $60.00 per share within four years. The tranches are also intentionally weighted more heavily toward the highest Stock Price Hurdle. Approximately 22.22% of the award is tied to the $45.00 Stock Price Hurdle, approximately 33.33% of the award is tied to the $50.00 Stock Price Hurdle, and the remaining 44.44% of the award is tied to the $60.00 Stock Price Hurdle. Each tranche has a time-vesting component in addition to the performance criteria. The $45.00 Stock Price Hurdle tranche cannot vest earlier than one year after grant, the $50.00 Stock Price Hurdle tranche cannot vest earlier than two years after grant, and the $60.00 Stock Price Hurdle tranche cannot vest earlier than three years after grant. Under this award, if these ambitious milestones are met, all the Company’s stockholders, including Mr. Lemonis, will benefit from the increased value of our common stock. Moreover, in contrast to Mr. Lemonis’ rights under the Executive Chairman Performance Award, which requires the Stock Price Hurdles to be met in order for him to receive any vesting of the corresponding tranches, in addition to service-based vesting requirements tied to his role in a Qualifying Position that will
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allow him to have a meaningful impact on the Company’s trajectory and performance, the Company’s stockholders will realize the real-time benefit of any increases to the Company’s stock price that results even if his performance does not result in the achievement of the Stock Price Hurdles required by the Executive Chairman Performance Award.
We intend that the Executive Chairman Performance Award will represent Mr. Lemonis’ only compensation for his service as Chairman of the Board during the term of the award, and Mr. Lemonis will not receive any guaranteed compensation, whether in the form of cash or equity, nor will he receive the cash or equity compensation paid to the other non-employee members of the Board. We do not expect to grant any additional equity awards to Mr. Lemonis during the term of the Executive Chairman Performance Award, except where deemed appropriate by the Board.
As such, we believe this award aligns with the Company’s “pay-for-performance” compensation philosophy and directly aligns Mr. Lemonis’ interests with the interests of stockholders and the Company.
2.	Ensuring Mr. Lemonis’ Retention and Continued Service
We believe that having the continuing active and engaged services of Mr. Lemonis is important to the evolution and long-term interests of the Company. We believe that Mr. Lemonis’ business acumen and leadership has been instrumental in the growth of our Company since he joined the Board in October 2023 and was appointed Chairman of the Board in December 2023. Upon his appointment as Executive Chairman on February 20, 2024, we therefore sought to reward his past contributions, recognize the increased responsibilities that he will be assuming in his new role, and further incentivize him to deliver meaningful value to the Company and its stockholders over a multi-year period.
We believe that a significant option grant with performance-based vesting tied to challenging and rigorous price hurdles will be the most motivating form of compensation for Mr. Lemonis. Further, we believe the size and structure of the award better aligns Mr. Lemonis’ interests as Executive Chairman with the long-term goals of the Company than providing more traditional compensation such as a base salary or retainer, an annual bonus opportunity, or an annual long-term incentive award. Accordingly, the Executive Chairman Performance Award is designed to incentivize Mr. Lemonis to continue to not only lead the Company over the long term, but to provide Mr. Lemonis with a significant challenge to create meaningful stockholder value. The structure of the Executive Chairman Performance Award helps ensure that Mr. Lemonis will continue to work closely with the management team to lead and execute our strategic priorities over the four-year term of the award.
3.	Requiring the Achievement of Significant Stockholder Value
We believe that the presence of a challenging and rigorous performance award is instrumental in motivating Mr. Lemonis to lead our achievement of increasing the Company’s stock price to a minimum of $45.00 per share over the next two years and potentially to $60.00 per share over the next four years. By tying the vesting of the Executive Chairman Performance Award to specific increases in the Company’s stock price, we believe that Mr. Lemonis’ interests are aligned with those of our stockholders because our stockholders will receive immediate benefits in any increase to the Company’s stock price.
Potential Value that Could be Realized under the Executive Chairman Performance Award
It is not possible to reliably estimate the value that may be realized under the Executive Chairman Performance Award because that value depends on various factors, including future dilution that the Company experiences over the course of the four-year term of the award, whether and to what extent Mr. Lemonis vests in the award, when and if Mr. Lemonis chooses to exercise the award and other factors. Thus, at this time, it is not possible to determine the actual value that Mr. Lemonis will realize from the Executive Chairman Performance Award even if we were to assume that the entire Executive Chairman Performance Award vested and was exercised.
As described in footnote 2 in the following table, our market capitalization was approximately $1.23 billion on February 20, 2024, the date of grant of the Executive Chairman Performance Award. As part of the Compensation Committee’s and the Board’s determination of the size and structure of the award, the Compensation Committee and the Board considered the ratio of our market capitalization increase that would be shared with the Executive Chairman if the rigorous Stock Price Hurdles were surpassed. As an example, if the stock price increases from $27.18 on February 20, 2024 (the date of grant) to $75.00, then the award would have an intrinsic value of $48.75 million, which is 2.24% of the $2.17 billion increase in our market capitalization (from $1.23 billion to $3.41 billion). This example assumes no tranches are exercised before the price reaches $75.00.
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The tables below depict the intrinsic value, both in dollar value and as a percentage of total value created, that could be realized by Mr. Lemonis and Company stockholders over various scenarios. It also assumes that Mr. Lemonis exercises each tranche of the Executive Chairman Performance Award on the applicable expiration date for such tranche. Importantly, this table does not take into account any future dilutive events over the next four years even though such events will occur. Accordingly, these tables should only be used for illustration purposes, recognizing that future dilutive events or earlier exercises would significantly decrease the ultimate value that Mr. Lemonis would realize from the Executive Chairman Performance Award over the various vesting scenarios, both in dollar value and as a percentage of total value created.
Illustrative Stock Price	Option Tranche 1				Option Tranche 2				Option Tranche 3
	Number of Shares Subject to Option	Exercise Price	Gain Above Exercise Price	Intrinsic Value ($ millions) (1)	Number of Shares Subject to Option	Exercise Price	Gain Above Exercise Price	Intrinsic Value ($ millions) (1)	Number of Shares Subject to Option	Exercise Price	Gain Above Exercise Price	Intrinsic Value ($ millions) (1)
$45.00	500,000	$45.00	$0.00	$0	750,000	$50.00	$0.00	$0	1,000,000	$60.00	$0.00	$0
$50.00	500,000	$45.00	$5.00	$2.5	750,000	$50.00	$0.00	$0	1,000,000	$60.00	$0.00	$0
$55.00	500,000	$45.00	$10.00	$5	750,000	$50.00	$5.00	$3.75	1,000,000	$60.00	$0.00	$0
$60.00	500,000	$45.00	$15.00	$7.5	750,000	$50.00	$10.00	$7.5	1,000,000	$60.00	$0.00	$0
$65.00	500,000	$45.00	$20.00	$10	750,000	$50.00	$15.00	$11.25	1,000,000	$60.00	$5.00	$5
$70.00	500,000	$45.00	$25.00	$12.5	750,000	$50.00	$20.00	$15	1,000,000	$60.00	$10.00	$10
$75.00	500,000	$45.00	$30.00	$15	750,000	$50.00	$25.00	$18.75	1,000,000	$60.00	$15.00	$15
$80.00	500,000	$45.00	$35.00	$17.5	750,000	$50.00	$30.00	$22.5	1,000,000	$60.00	$20.00	$20
(1)	Intrinsic value is the product of the Gain Above Exercise Price and the number of shares subject to the option.
Illustrative Stock Price	Total Intrinsic Value (1)	Amount of Increase in Market Capitalization Measured from the Grant Date (2)	Sharing Ratio (3)
$45.00	$0	$809,277,480	0.00%
$50.00	$2,500,000	$1,036,347,480	0.24%
$55.00	$8,750,000	$1,263,417,480	0.69%
$60.00	$15,000,000	$1,490,487,480	1.01%
$65.00	$26,250,000	$1,717,557,480	1.53%
$70.00	$37,500,000	$1,944,627,480	1.93%
$75.00	$48,750,000	$2,171,697,480	2.24%
$80.00	$60,000,000	$2,398,767,480	2.50%
(1)	Total Intrinsic Value is the sum of the Intrinsic Values of all three tranches of the option (as shown in the table above).
(2)
The Company’s market capitalization on February 20, 2024, the grant date of the Executive Chairman Performance Award, was $1.23 billion, which was calculated assuming 45,414,000 shares of our common stock outstanding (which per the Standard & Poor’s Capital IQ methodology, is the number of shares of our outstanding common stock as of December 31, 2023, the most recent date for which such information was publicly disclosed at the time).

(3)	The Sharing Ratio is equal to the Total Intrinsic Value divided by the Amount of Increase in Market Capitalization Measured from the Grant Date.
Potential Ownership of Securities as a Result of the Executive Chairman Performance Award
As of March 1, 2024, Mr. Lemonis beneficially owned 169,898 shares of our common stock, all of which were shares held directly by Mr. Lemonis and purchased by him in the open market. Based on 45,632,494 shares of our common stock outstanding as of March 1, 2024, Mr. Lemonis beneficially owned approximately 0.37% of the outstanding shares of our common stock as of March 1, 2024.
If (1) all 2,250,000 shares of common stock subject to the Executive Chairman Performance Award were deemed fully vested and held by Mr. Lemonis following the exercise in full of the Executive Chairman Performance Award; and (2) there were no other dilutive events of any kind, Mr. Lemonis would beneficially own 5.3% of the outstanding shares of our common stock as of March 1, 2024.
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However, this calculation does not account for any future dilutive events over the next four years, such as the issuance of additional equity compensation to employees, non-employee directors and consultants; the issuance of shares pursuant to the Company’s employee stock purchase plan; any increases to the number of shares issuable pursuant to the 2005 Plan (and any other similar increases or new equity plans that may be adopted) approved by the Company’s stockholders; as consideration for mergers and acquisitions; or for capital-raising activities, which would have the effect of diluting Mr. Lemonis’ ownership of our common stock. It also does not take into considerations additional acquisitions of our common stock by Mr. Lemonis through open market purchases in the future. Therefore, it is not possible to provide the exact percentage of Mr. Lemonis’ future total ownership of our common stock upon the vesting of one or more tranches of the Executive Chairman Performance Award.
Accounting and Tax Considerations
Accounting Consequences
We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all stock-based compensation awards made to employees and directors based on the grant date “fair value” of these awards. This calculation cannot be made for the Executive Chairman Performance Award prior to the date of the Annual Meeting, which will be the “grant date” for accounting purposes. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an award recipient is required to render service in exchange for the option or other award. Accordingly, the Executive Chairman Performance Award would result in the recognition of stock-based compensation expense over the derived requisite service period pursuant to ASC Topic 718.
Based on the closing price per share of our common stock of $27.18 on the NYSE on the grant date of February 20, 2024, we expect that the aggregate grant date fair value of the full Executive Chairman Performance Award will be approximately $22.02 million across all three tranches. ASC 718 accounting rules require that the grant date fair value that will be reported in next year's proxy will be based on the date that shareholders approve the award, at which time the share price may be meaningfully higher or lower, which would have a meaningful impact on the grant date fair value of the award which is determined using a Monte Carlo valuation model. At the $15.00 to $45.00 illustrative range of share prices below, which was informed by the 52 week trading range of our common stock on the NYSE of $13.71 – $39.27 as of mid-March 2024, the estimated range of grant date fair values is $7.73 million to $48.60 million, which are subject to change based on the other inputs within the Monte Carlo valuation model, including stock price volatility and Treasury interest yields. Recognition of expense of all of the tranches will commence on the Annual Meeting date and will be recognized ratably over the requisite service period of each respective tranche, which is a weighted average of approximately 2.1 years. In the event stockholder approval is not obtained, the Executive Chairman Performance Award will be forfeited and be of no further force or effect.
Tranche	Number of Options	Grant Date Fair Value of Executive Chairman Performance Award
		On 2/20/2024 Grant Date ($27.18)	Estimated Range at Various Stock Prices
			$15.00	$20.00	$25.00	$30.00	$35.00	$40.00	$45.00
Tranche 1	500,000	$3,616,299	$1,050,000	$2,000,000	$3,125,000	$4,350,000	$5,775,000	$7,400,000	$9,000,000
Tranche 2	750,000	$7,259,099	$2,475,000	$4,500,000	$6,375,000	$8,550,000	$11,025,000	$13,500,000	$16,200,000
Tranche 3	1,000,000	$11,143,800	$4,200,000	$7,000,000	$9,750,000	$12,600,000	$16,450,000	$19,600,000	$23,400,000
Total	2,250,000	$22,019,198	$7,725,000	$13,500,000	$19,250,000	$25,500,000	$33,250,000	$40,500,000	$48,600,000
Federal Income Tax Consequences
The following discussion is a brief summary of the principal United States federal income tax consequences of the Executive Chairman Performance Award under the Code, as in effect on the date of this proxy statement. The following summary assumes that Mr. Lemonis remains a U.S. taxpayer. The Code and its regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Lemonis will depend upon his future individual circumstances.
Mr. Lemonis did not have taxable income from the grant of the Executive Chairman Performance Award, nor will he have taxable income from stockholder approval of the Executive Chairman Performance Award, if such approval occurs. If and when Mr. Lemonis exercises any portion of the Executive Chairman Performance Award, he will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares of common stock purchased over
2024 Proxy Statement | 37

Proposal 6
the exercise price of the award. Any taxable income recognized in connection with the exercise of the Executive Chairman Performance Award by Mr. Lemonis will be subject to tax withholding by us to the extent required by applicable law. All tax withholding obligations will be calculated using the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by us (or such higher rates as approved by the Board, but in no event greater than the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the Option under generally accepted accounting principles in the United States of America)). Any additional gain or loss recognized upon any later disposition of the shares of common stock will be capital gain or loss to Mr. Lemonis.
We expect to be entitled to a tax deduction in connection with the Executive Chairman Performance Award, in an amount equal to the ordinary income realized by Mr. Lemonis upon his exercise of the option, when Mr. Lemonis recognizes such income, subject to the limit under Section 162(m) of the Code, to the extent applicable. Section 162(m) of the Code limits the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that executive exceeds $1 million in any taxable year. Therefore, if Mr. Lemonis exercises all or part of the Executive Chairman Performance Award in any year in which he is a covered employee for purposes of Section 162(m) of the Code, we will be able to take a tax deduction of only $1 million or less, regardless of the amount of compensation recognized by Mr. Lemonis from the exercise of the Executive Chairman Performance Award. Under Section 162(m) of the Code, once an individual becomes a covered employee, he or she will always be a covered employee for purposes of Section 162(m) of the Code.
New Plan Benefits
The following table sets forth the aggregate number of shares of our common stock subject to the Executive Chairman Performance Award. Except for the Executive Chairman, who is an executive officer, none of the other individuals or groups identified below have any interest in the Executive Chairman Performance Award.
Name of Individual or Group and Position	Number of Shares Subject to Options
David J. Nielsen, Division Chief Executive Officer, Overstock	—
Adrianne B. Lee, Chief Financial & Administrative Officer	—
E. Glen Nickle, Chief Legal Officer	—
Carlisha B. Robinson , Chief Product Officer	—
Jonathan E. Johnson III, Former Chief Executive Officer and Former Director	—
Joel G. Weight, Former Chief Technology Officer	—
Carter P. Lee, Former Chief People Officer	—
Angela Hsu, Former Chief Marketing Officer	—
All executive officers, as a group (7 persons)*	2,250,000
All directors who are not executive officers, as a group (5 persons)*	—
All employees who are not executive officers, as a group (815 persons)*	—
*	As of March 1, 2024
Registration with the Securities and Exchange Commission
If the Executive Chairman Performance Award is approved by our stockholders, we intend to file after the Annual Meeting a registration statement on Form S-8 with the SEC to register the shares of common stock subject to the Executive Chairman Performance Award.
Vote Required
The affirmative vote of the holders of a majority of the shares of stock present or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 6—Approval of the Executive Chairman Performance Award.
38 | 2024 Proxy Statement

Other Business
If other matters are properly presented at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, the proxy holders will vote, or otherwise act, to the extent they are legally permitted to do so, on your behalf in accordance with instructions from the Board or the Nominating and Corporate Governance Committee or, in the absence of instructions from the Board or the Committee, their judgment on such matters.
2024 Proxy Statement | 39

Environmental, Social & Governance
General
We have integrated Environmental, Social and Governance (“ESG”) considerations into the policies, principles, and philosophies that govern our business and demonstrate our focus on long-term value while observing high ethical standards. We are committed to doing our part to protect the environment, promote an inclusive workforce, and treat people humanely and with respect; to donating our time, talents, and resources to the communities in which we operate; and to governing our business with ethics and integrity.
We have identified key internal stakeholders in various areas throughout our business to contribute their knowledge and expertise in Company ESG efforts. These stakeholders are asked to participate in developing strategies, setting goals, and tracking progress towards achieving those goals. Our Vice President, Legal, coordinates the efforts of these stakeholders and works with our Chief Financial & Administrative Officer to oversee our efforts and disclosures. Our Chief Financial & Administrative Officer and Vice President, Legal, update the Board no less than annually on Company ESG efforts.
Environmental Sustainability
We take environmental stewardship seriously. We recognize the opportunity and importance of implementing measures to reduce our overall impact on the environment. We strive to address these impacts across our owned and operated facilities, product packaging, and supply chain.
Our focus on promoting environmental stewardship is evidenced in different aspects of our corporate operations, from our workspace to our technology development.
Our headquarters, the Peace Coliseum, is LEED (Leadership in Energy and Environmental Design) Gold-certified as an environmentally-conscious corporate headquarters; some of the building and campus attributes that contributed to this certification and some of our practices that show our focus on to the environment include:
•	We selected a former Environmental Protection Agency (“EPA”) superfund site as the location for the building.
•	Nearly one quarter of construction materials used to construct the building were sourced from recycled components.
•	The campus landscaping includes drought-tolerant, low-water plants, and a customized water system with location and application specific sprinkler heads and drippers to reduce water use.
•
View Dynamic Glass was installed in the building, which significantly reduces energy costs and improves employee comfort by automatically tinting based on the sun’s orientation, time of year, and local weather conditions.

•	Our building’s heating and cooling system uses Variable Refrigerant Flow technology, resulting in energy usage that is approximately 33% lower than the average comparable building.
•	Our building’s data center includes cooling loops that recover and redistribute heat to the rest of the building during colder weather.
•	Water filling stations are located throughout the building to encourage the use of reusable water bottles and water-saving plumbing fixtures further reduce our potable water use.
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Environmental, Social & Governance / Diversity & Inclusion
•	Recycling bins are placed throughout our building.
•	Through a combination of reselling, donating, and/or recycling we continually divert used equipment, furniture, and glass from landfills.
•	We offset the power consumed in our amenities building with energy-producing solar panels we installed on the roof of that building.
•	Motion-based lighting is used throughout our building to reduce energy consumption when spaces are not in use.
•	We purchase renewable energy through the local power company for the building.
•	Electric vehicle charging stations are provided at our campus for employee and guest use.

We know transportation is a large generator of greenhouse gas emissions. Some ways we seek to reduce transportation, thereby reducing greenhouse gas emissions, include:
•	Selecting a headquarters location that is adjacent to a commuter rail station and within walking distance of hotels, multi-family and single-family residences, restaurants, and other amenities.
•	Offering remote or hybrid work to most of our employees.
•	Partnering with shipping carriers who have made a commitment through the EPA and participate in the SmartWay program for responsible greenhouse emissions accountability.
•	Investing in technology partners for shipment consolidation designed to optimize our shipping carrier routes and achieve more efficient deliveries.
We are also mindful of the products we use in our packaging and are conscientious about recycling our packaging waste.
Some highlights from our 2023 environmental efforts include: expanding our recycling program to include glass recycling at our corporate headquarters and implementing a plastic and aluminum recycling program at our operated fulfillment center.
Diversity & Inclusion
At Beyond, we support an environment of inclusion in an effort to unite, align, and inspire Beyond employees and stakeholders to accomplish the Company’s long-term goals. We celebrate, value, and embrace our differences, respecting and welcoming colleagues with unique opinions and perspectives.
We hold ourselves to high standards of acceptance and respect of others. We know that diversity, including diversity of experience, background, talents, and ideas make us better and stronger. And we work diligently to foster both a culture and a community that welcomes and protects people of every race, color, sexual orientation, gender, gender expression, age, religion, national origin, disability, marital status, or military status.
We have taken several steps to promote inclusion of all backgrounds throughout our workforce, including at our executive officer and Board level positions. For example, we have signed the ParityPledge in support of women and people of color, in which we have committed to interview and consider qualified candidates from these under-represented groups for every open role, vice-president and higher, including the c-suite and the Board.
Some highlights from our 2023 efforts to promote diversity and inclusion include: we increased the percentage of diverse managers who had a career mentor; and sponsored the Utah Pride Center, actively participated in the Utah Pride Parade, and hosted a Pride recruitment booth. We also sponsored a “Bolder Way Forward for Utah,” whose mission is to focus on advancing girls and women in Utah.

2024 Proxy Statement | 41

Environmental, Social & Governance / Human & Employee Rights
Two of the six members of our Board self-identify as diverse, including one woman, and one racially diverse member. Four of the seven members of our executive officer team (c-suite) self-identify as diverse, including four women and two racially diverse members.
Human & Employee Rights
Beyond takes seriously our ethical responsibility of treating all people humanely and with respect. We demonstrate these values in sourcing our products, in protecting customer information, and in the services and benefits we offer our employees.
We respect the rights of workers in our supply chain, including at-risk groups such as women and children, by requiring our suppliers to avoid all forms of forced or compulsory labor or other abusive labor practices.

We respect the rights of our employees by striving for an inclusive, and respectful workplace that allows everyone access to the same employment opportunities regardless of race, color, sexual orientation, gender, gender expression, age, religion, national origin, disability, marital status, or military status. We seek to provide a competitive, unique, and wide variety of services and benefits to our employees that typically exceed compliance with applicable laws and regulations, including those laws and regulations that govern working conditions, compensation, benefits, opportunity, and hours.

We respect the rights of our customers and visitors to our website, including their right to privacy, by ensuring their personal information is secure. All employees are required to attend information security training no less than annually. Additional role-based training is provided to targeted employees. Our Chief Information Security Officer prepares reports and meets with the Audit Committee regularly to discuss data protection and cyber security matters. In 2023, we offered new anti-corruption training for employees, including management.
Corporate Philanthropy
Since our Company’s founding in 1999, we have consistently partnered with non-profit organizations to support our communities by donating our time, talent, and resources to those in need. We have supported non-profit organizations through in-kind and monetary contributions. Some of these organizations include the American Red Cross, Make A Wish Utah, and Habitat for Humanity. We also provide support to non-profit organizations on our website, where customers are given the opportunity to donate. One-hundred percent of customer donations made through our website are given directly to our charitable partners.
We encourage our employees to contribute to the community by volunteering their time and talents. In the past, we gave each employee eight hours a year of paid Company Volunteer Time Off (CVTO), in which employees could serve the community in various ways, including by donating blood, volunteering, and voting in national, state, and local elections. In January 2024, we launched a new Company volunteer program called Project We Go Beyond, through which employees are asked to volunteer at least eight hours per quarter, or thirty-two hours per year, in their local communities.
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Environmental, Social & Governance / Governance
Some highlights of our philanthropic efforts in 2023 include:

• We donated over one-hundred thousand dollars’ worth of items to Habitat for Humanity;
• We volunteered at Women Tech Council’s SheTech Explorer Day, to assist middle school and high school girls explore education and career opportunities in STEM, including by hosting a coding workshop;
• We volunteered at a local non-profit, The Other Side Thrift Boutique, where we decorated and styled the storefront of a thrift store run by a local non-profit that helps address problems of homelessness, criminal behavior, and long-term addiction;
• We sponsored the Utah Pride Center, actively participated in the Utah Pride Parade, and hosted a Pride recruitment booth; and
• We ran four blood drives to collect employee blood donations in support of the American Red Cross.

Governance
We have enacted what we consider strong corporate governance processes to strengthen our compliance efforts, improve the quality and transparency of our reporting, and maximize long-term stockholder value while observing high ethical standards. Our focus on ethics and integrity drives the way we conduct our business. All Company employees are required to review and acknowledge our code of business conduct and ethics annually, which addresses our policies on certain topics, such as compliance with laws, rules and regulations, conflicts of interest, competition and fair dealing, anti-corruption, bribery, and prohibition of payments to government personnel. In 2023, we offered new anti-corruption training to all employees, including management.
2024 Proxy Statement | 43

The Board
Board Structure
The Board currently consists of six members. The two nominees for election are current members of the Board. The remaining four directors currently serve staggered terms as follows:
•	each director serves a three-year term,
•	the directors are divided into three classes,
•	the classes are as nearly equal in number as possible, and
•	the term of each class begins on a staggered schedule.
As more fully described in Proposal 4, we are asking our stockholders to approve the proposed Declassification Amendment to our Current Charter to declassify the Board of Directors by eliminating its three classes and providing for the annual election of all directors commencing at the 2025 annual meeting of stockholders. This general description of the proposed changes to the Current Charter is qualified in its entirety by reference to the Declassification Amendment set forth in Annex A to this proxy statement.
If the Declassification Amendment is not approved by our stockholders, then the Board of Directors will remain classified.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two nominees standing for election at the Annual Meeting. If either nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting, the proxies will be voted for a substitute nominee, if any, designated by the Nominating and Corporate Governance Committee of the Board to fill the vacancy or the Board may elect to reduce its size. It is not expected that any nominee will decline nor be unable to serve as a director. The proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees.
Board Independence
The Board has determined that a majority of our Board consists of independent members and will continue to consist of independent directors after the Annual Meeting. The Board has determined that each of our current directors is independent within the meaning of the director independence standards of the NYSE, except Marcus A. Lemonis, who serves as our Executive Chairman. Allison H. Abraham and Barbara H. Messing qualified as independent during the period in 2023 that they served on the Board. Jonathan E. Johnson III did not qualify as independent during the period in 2023 that he served on our Board, due to his role as our Chief Executive Officer at that time.
	Lemonis	Burkey	Corbus	Nettles	Shapiro	Tabacco
Director Independence
Independent		X	X	X	X	X
Board Member of one public company (other than Beyond)	X
Board Committees
Audit Committee		X		X*	X
Compensation Committee		X	X*			X
Nominating and Corporate Governance Committee			X		X	X*
*	Chair
In reaching its determinations regarding the independence of the members of the Board, the Board considered the facts that Mr. Corbus also served on the board of directors of Medici Ventures and tZERO until the completion of our transaction with Pelion MV GP, L.L.C. in April 2021 (the “Pelion Transaction”) and determined that Mr. Corbus met the independence requirements. With respect to Dr. Robert J. Shapiro, the Board considered the fact that Dr. Shapiro also served on the board of directors of Medici Ventures until the completion of the Pelion Transaction in April 2021 for which he received compensation for his board services, and that Dr. Shapiro previously served on the board of directors of Medici Land Governance (“MLG”) for which he received compensation and determined that Dr. Shapiro met the independence requirements.
44 | 2024 Proxy Statement

The Board / Board Diversity
There are no family relationships among any of our executive officers or directors.
Board Diversity
The Board and Nominating and Corporate Governance Committee strive to nominate individuals with diverse backgrounds, skills, qualifications, attributes, and experiences such that the Board, as a group, will possess the appropriate expertise, skills, and talents to fulfill its responsibilities in managing the Company in the best interests of stockholders.
Although the Board does not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions, we have signed the ParityPledge in support of women and in support of people of color, in which we have committed to interview and consider people from these under-represented groups for every open role, vice-president and higher, including the C-Suite and the Board.
Board Composition
The following Board Composition chart identifies certain key skills and characteristics of our Board as of the Record Date. Two of the six Board members are diverse, with one self-identifying as female, and one self-identifying as black or African American.
	Lemonis	Burkey	Corbus	Nettles	Shapiro	Tabacco
Key Skills*
Senior Leadership	X	X	X	X	X	X
Marketing / Brand Management	X			X
Merchandising	X
Customer Experience	X				X
Finance or Accounting	X	X	X	X	X	X
Legal or Risk Management	X	X				X
Regulatory or Government		X			X
Technology	X	X		X	X
Information/Cyber Security	X	X
Global or International Business		X	X		X
Strategic Planning	X	X	X	X	X
Environmental Sustainability			X		X
ESG Understanding		X	X			X
Supply Chain	X
Retail or Online Sales Growth	X
Business Transformation	X	X	X	X
Human Capital Management	X			X
Gender Identity
Female		X
Male	X		X	X	X	X
Demographic Background
African American or Black				X
White	X	X	X		X	X
*	As described in the Key Skills chart below.
2024 Proxy Statement | 45

The Board / Board Diversity
Key Skills
The following Key Skills chart identifies what each of the key skills in the Board Composition chart (above) entails and describes how the skill contributes to our business.
Key skills	What the skill entails	Our business characteristics
Senior Leadership	Experience in an executive officer level role, senior government or regulatory role, or an equivalent leadership position.
Our business model is always evolving and requires aligning many different areas of our business and operations, including marketing, customer experience, finance, risk management, supply chain, and technology.

Marketing / Brand Management	Executive officer level experience with marketing or brand management, supervising someone performing similar functions, or equivalent knowledge or experience.	Our brand, the products we offer, and the effectiveness of our customer communications are important to our strategy to provide our customers with great products at great prices.
Merchandising	Executive officer level experience with merchandising, supervising someone performing similar functions, or equivalent knowledge or experience.	Our ability to provide great products at great prices to our customers is integral to the success of our business.
Customer Experience	Knowledge or experience with increasing customer satisfaction or feedback or supervising someone performing similar functions.	A great customer experience promotes repeat purchases and increases our sales.
Finance or Accounting	Executive officer level experience with finance or accounting, supervising someone performing similar functions, or equivalent certification, knowledge, or experience.	We are disciplined in our financial management approach and committed to accurate financial reporting and disclosure.
Legal or Risk Management	Knowledge or experience with legal or risk management, or, supervising someone performing similar functions.	Our business is subject to a variety of risks, which we seek to identify, manage, and mitigate in a thoughtful and strategic way.
Regulatory or Government
Experience in a senior regulatory or government leadership role, executive officer level experience with regulatory or government matters, supervising someone performing similar functions, or equivalent knowledge or experience.
We are subject to extensive laws and regulations as a public company.
Technology	Executive officer level experience with technology, supervising someone performing similar functions, or equivalent knowledge or experience.	Our business relies on technology to effectively market, sell, track, and deliver the products offered for sale on our website.
Information/Cyber Security	Executive officer level experience with information or cyber security or supervising someone performing similar functions.
Our business relies on the exchange of information and the security of the information we obtain and/or transmit is of huge importance to our customers, our partners, our reputation, and our business prospects.

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The Board / Committees of the Board
Key skills	What the skill entails	Our business characteristics
Global or International Business	Senior leadership level experience with global or international business, supervising someone performing similar functions, or equivalent knowledge or experience.
Our business offers products into countries other than the United States, which creates various risks and complexities, including increased legal and regulatory risks, and increased risks associated with selling goods effectively in a new market with different expectations.

Strategic Planning	Executive officer level experience with strategic planning, supervising someone performing similar functions, or equivalent knowledge or experience.	Our business depends on the creation and achievement of various goals to fit our long-term and short-term Company objectives.
Environmental Sustainability	Knowledge or experience with environmental sustainability in the business or government setting or supervising someone performing similar functions.	We strive to be good stewards of our planet by considering the environmental impacts of the business decisions we make.
ESG Understanding	Knowledge or experience in one or more ESG topic relevant in the business setting.	We believe that good business practices start with protecting the people and planet that make it all possible.
Supply Chain	Executive officer level experience with supply chain, supervising someone performing similar functions, or equivalent knowledge or experience.	Our business relies on a broad supply chain to obtain, ship, and deliver the products offered for sale on our website.
Retail or Online Sales Growth	Executive officer level experience with retail or online sales growth or supervising someone performing similar functions.	We are an online retail company, and our business depends on our ability to sell goods online.
Business Transformation	Knowledge or experience in transforming businesses, industries, or operations in scale or substance.	Our business model is constantly changing and evolving in an effort to achieve our long-term and short-term goals.
Human Capital Management	Executive officer level experience managing a large workforce or supervising someone performing similar functions.	Our workforce is a key resource that is integral to the success of our business; it is also a large operating expense.
Tenure
Although the Board does not have a formal policy with respect to director refreshment, the Board appreciates the benefits that come from diversity of tenure length, including new fresh perspectives from less tenured members and a deeper knowledge of our business from more tenured members. Our Board tenure lengths range from less than one year to 17 years of service.
3	New Directors In Past 3 Years
Tenure (in years)

Committees of the Board
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has adopted a written charter. Current copies of the committee charters are available on the Company’s website at https://investors.beyond.com/governance/governance-documents. All members of the committees are appointed by the Board, and each member is independent within the meaning of the NYSE director independence standards and applicable SEC rules. The committees are described in more detail below.
2024 Proxy Statement | 47

The Board / Board and Committee Meetings
Audit Committee. The Board has a standing Audit Committee. During 2023, the Audit Committee consisted of Allison H. Abraham, who served as Chairwoman until her resignation from the Board on December 10, 2023, William B. Nettles, Jr., who has served as Chairman since December 18, 2023, Joanna C. Burkey (beginning on November 7, 2023), and Dr. Robert J. Shapiro. Each of Mr. Nettles, Ms. Burkey and Dr. Shapiro is, and Ms. Abraham was, independent within the meaning of the NYSE rules, including for purposes of service on an audit committee, and under Rule 10A-3 under the Exchange Act. The Board determined that each of Mr. Nettles, Ms. Burkey and Dr. Shapiro is an “audit committee financial expert” as defined by the SEC. The experience of each such director that led the Board to the determination that such director is an “audit committee financial expert” is described below under “Information Regarding Director Nominees and Other Directors.” The Audit Committee is responsible for reviewing and monitoring our financial statements and our internal control over financial reporting, appointing, reviewing, and evaluating our independent registered public accounting firm, reviewing and discussing critical audit matters, evaluating the scope of the annual audit, reviewing audit results, reviewing updates on cybersecurity, disaster recovery and cloud strategy, reviewing the Company’s and its subsidiaries’ and foreign affiliated entities’ compliance with applicable legal requirements and the Company’s code of business conduct and ethics, and consulting with management and our independent registered public accounting firm prior to the issuance of our financial statements. The Report of the Audit Committee is included in this Proxy Statement.
Compensation Committee. The Board also has a standing Compensation Committee. During 2023, the Compensation Committee consisted of Barclay F. Corbus, who serves as Chairman, Joseph J. Tabacco, Jr., Barbara H. Messing (until her resignation from the Board on November 22, 2023), and Joanna C. Burkey (beginning on December 18, 2023), each of whom is a non-employee director and independent under NYSE rules, including for purposes of service on a compensation committee. The Compensation Committee is responsible for approving salaries, incentives, and other forms of compensation for our directors, executive officers, and certain other employees, and administering various incentive compensation and benefit plans. The Compensation Committee is also responsible for reviewing and approving the corporate goals and objectives of our Chief Executive Officer and evaluating the performance of the Chief Executive Officer in light of such corporate goals and objectives. The Compensation Committee Report is included in this Proxy Statement.
Nominating and Corporate Governance Committee. The Board also has a standing Nominating and Corporate Governance Committee. During 2023, the Nominating and Corporate Governance Committee consisted of Joseph J. Tabacco, Jr., who serves as Chairman, Barclay F. Corbus, Barbara H. Messing (until her resignation from the Board on November 22, 2023), and Dr. Robert J. Shapiro (beginning on December 18, 2023). The Committee has authority to recommend Board nominees to the full Board, and also has authority over matters of corporate governance. Each member of the Board has historically participated in the consideration of director nominees.
Board and Committee Meetings
The Board held fifteen meetings during 2023. The Audit Committee held ten meetings during 2023; the Compensation Committee held seven meetings during 2023; and the Nominating and Corporate Governance Committee held six meetings during 2023. Each incumbent director attended at least 75% of the total number of meetings of the Board and the meetings held by all committees of the Board on which he or she served during 2023 for the period he or she was a director. The non-management members of the Board meet regularly in executive session without management present.
Board Leadership Structure
Marcus A. Lemonis has served as our Chairman of the Board since December 2023 and our Executive Chairman of the Board since February 2024. Allison H. Abraham previously served as Chairwoman of the Board since 2017. We have not named a lead independent director. The Board consists of six directors, all of whom are independent except Mr. Lemonis, who serves as our Executive Chairman. We believe that our current leadership structure is in the best interest of the Company and our stockholders, with Mr. Lemonis serving as Executive Chairman, and having strong and independent Board committee chairs, as we work under new leadership to reignite the Bed Bath & Beyond, Overstock, and other brands and drive revenue growth. The Board believes the Executive Chairman is well-positioned to act as a bridge between management, including our new co-principal executive officers, and the independent directors, facilitating the regular flow of information. Specifically, the Board believes Mr. Lemonis is best situated to serve as Executive Chairman at this time given his extensive experience in retail, business operations, and entrepreneurial ventures, and his ability to draw on his experience while leading the Board in overseeing Company strategy, business, and operational and financial performance. However, our Board periodically reviews our leadership structure and may make or recommend to stockholders such changes in the future as it deems appropriate. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide robust oversight of management, and that given the dynamic and competitive environment in which we operate, the
48 | 2024 Proxy Statement

The Board / Board and Committee Evaluation
optimal Board leadership structure may vary as circumstances warrant. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on the Board’s leadership structure.
Based on feedback from our stockholders over the past year, our Board recognizes that a classified Board structure can be viewed as diminishing director accountability to stockholders because such structure does not enable stockholders to express a view on each individual director’s performance and on the entire Board of Directors by means of an annual vote. Moreover, many institutional investors consider annual election of directors to be a governance best practice and, therefore, support declassification of the Board (see Proposal 4).
Board and Committee Evaluation
Under our Corporate Governance Principles (“Principles”) and each committee’s charter, our Board and each of its committees performs periodic self-evaluations. The Nominating and Corporate Governance Committee has the authority to exercise oversight of, and to establish procedures for, the evaluation of the Board.
Board Role in Risk Oversight
The Board oversees the management of risks inherent in the operation of our businesses and the implementation of our strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks amongst the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include, but are not limited to, general business and industry risks, operating risks, business continuity risks, cybersecurity risks, financial risks including infrastructure, talent management, human capital, and workforce-related risks (e.g., sexual harassment), and compliance and regulatory risks. For example, the Board has delegated responsibility for oversight of risk management relating to compensation matters to the Compensation Committee. The Board has delegated responsibility for cybersecurity risks, including protection of customer and employee data, proprietary information, business continuity risks and cyber risks, to the Audit Committee and management. The Board has delegated responsibility for financial reporting and other risk management to the Audit Committee, although the full Board remains involved in risk management. Overseeing risk is an ongoing process and is inherently tied to our operations and overall strategy.
The Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, our management team is charged with identifying and managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. The Committees and the Board receive periodic reports from management regarding various aspects of the Company’s risk management program. The Audit Committee reviews regular reports and presentations regarding cybersecurity matters from our Chief Information Security Officer, who leads our cybersecurity program. The way the Board and Committees administer the oversight of risk management has not had any effect on the Board’s leadership structure.
Director Qualifications
The Nominating and Corporate Governance Committee has developed the Company’s Principles, which have been adopted by the Board. The Principles set forth the Committee’s belief that while there are no specific minimum qualifications the Committee believes must be met by a candidate to be recommended by the Committee, candidates for election to the Board should have the highest professional and personal ethics and values. Candidates should have broad relevant experience and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice, and they must actively represent the interests of the stockholders. The Committee believes that a variety of types and a balance of knowledge, experience, and capabilities among the members of the Board are in the best interests of the stockholders. The Principles set forth the Committee’s belief that diversity of viewpoint, professional experience and other individual qualities and attributes should be considered to the extent that they relate to the contribution a director is expected to make to the Board and the Company. The Committee periodically reviews the Principles, including the portion regarding diversity. The ability of a candidate to make independent analytical inquiries, the ability to understand the Company’s
2024 Proxy Statement | 49

The Board / Continuing Education
business, and the willingness of a candidate to devote adequate attention and time to the duties of the Board, are all relevant to the qualifications of a candidate. The specific experience, qualifications, attributes, or skills that led the Committee to the conclusion that each director should be a director considering our business and structure are described under “Information Regarding Director Nominees and Other Directors,” below.
Continuing Education
The Board has adopted a continuing education policy to encourage members of the Board to educate themselves on any topic or area that would enhance their effectiveness in serving on our Board. Continuing education topics are varied and can be generally applicable to all Board members or targeted to a director’s individual responsibilities or committee membership on the Board. The policy provides for the reimbursement of expenses incurred by members of the Board to continue their education.
Identification and Evaluation of Nominees for Director
The Nominating and Corporate Governance Committee believes that the current Board composition is serving the stockholders of the Company well. In the future, the Committee may consider additional candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.
Stockholders may propose director candidates for general consideration by the Nominating and Corporate Governance Committee by submitting in proper written form the individual’s name, qualifications, and biographical information. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria applicable to the evaluation of candidates proposed by directors or management.
The Nominating and Corporate Governance Committee has not approved any nominee for inclusion on our proxy card for the Annual Meeting other than Joanna C. Burkey and Barclay F. Corbus. We have not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee did not receive, by a date not later than 120 calendar days before the date of the Company’s Proxy Statement released to security holders in connection with the previous year’s annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.
Succession Planning
Under our Principles, our Nominating and Corporate Governance Committee is responsible for periodically reviewing our succession planning, including policies and principles for Chief Executive Officer selection and succession in the event of an emergency or the retirement of the Chief Executive Officer.
Interested Party Communications with the Board
An interested party, including any stockholder, may communicate with, or otherwise make his or her concerns known, by reaching out to the Executive Chairman of the Board or to the Board’s non-management directors as a group. Interested parties may do so either in writing, by addressing such communication to our Board or our Corporate Secretary at the Company’s headquarters at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mail, sent to boardofdirectors@beyond.com. All communications from interested parties regarding matters appropriate for communications with the Executive Chairman of the Board or to the Board’s non-management directors as a group and delivered as described will be delivered to the appropriate party or parties. The determination whether a communication involves a matter appropriate for communications to such members of the Board is made by the Executive Chairman of the Board or our Chief Legal Officer & Corporate Secretary. Stockholders who desire to utilize the procedures described under “Other Information—Procedure for Submitting Rule 14a-8 Stockholder Proposals” or “—Procedure for Nominating Directors for Election at an Annual Meeting” should read those sections and the applicable portions of our bylaws and follow the procedures described.
Annual Meeting Attendance
Our policy is that Board members should attend our annual stockholders meetings if reasonably possible. All then-current members of the Board except for Ms. Messing attended the last annual stockholders meeting, which was held in May 2023.
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The Board / Director Resignation Policy
Director Resignation Policy
Our Board has adopted a director resignation policy. The policy applies only to uncontested elections of directors. Under the policy, any incumbent nominee who fails to receive a greater number of “for” votes than “withhold” votes or instructions is required to tender his or her resignation to the Executive Chairman of the Board within five business days following the certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider any such tendered resignation and will make a recommendation to the Board concerning the acceptance or rejection of such resignation within 60 days following the date of the stockholders’ meeting. The Board will determine whether to accept or reject the resignation within 30 days after its receipt of the Committee’s recommendation, and we will publicly disclose the Board’s decision and, if applicable, the reasons for rejecting the tendered resignation, in a Form 8-K to be filed with the SEC within four business days after the Board’s decision is made.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our directors, officers, and employees, including our principal executive officers (“PEOs”), principal financial officer (“PFO”), principal accounting officer, and controller, or persons performing similar functions. We will provide a copy of the Code of Ethics to any person without charge, upon request. Requests for a copy of the Code of Ethics may be made in writing addressed to: Chief Legal Officer, Beyond, Inc., 799 W. Coliseum Way, Midvale, Utah 84047. The Code of Ethics is also available on the Company’s website at https://investors.beyond.com/governance/governance-documents.
Policies and Procedures Regarding Related Party Transactions
The Board has established a written policy and procedures for the review and approval or ratification of related party transactions. Under the Board’s policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee’s next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person’s interest in the transaction. No member of the Audit Committee may participate in any approval or ratification of a related party transaction in which such member is a related person, other than to provide the Audit Committee with all material information regarding the transaction, including information regarding the extent of the member’s interest in the transaction, except that the Audit Committee may allow one or more members to participate in any approval or ratification of a related party transaction or potential related party transaction in which such member(s) is or may be a related person if the Audit Committee determines that doing so is in the best interests of the Company and its stockholders and informs the Board of any such approval. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to our participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons.
2024 Proxy Statement | 51

The Board / Information Regarding Director Nominees and Other Directors
Information Regarding Director Nominees and Other Directors
Set forth below is certain information regarding the nominees for election and all other directors of Beyond whose term of office continues after the Annual Meeting.
If the Declassification Amendment to our Current Charter is approved (as discussed in further detail in Proposal 4), then the term of each of the directors and nominees identified below would expire at the 2025 annual meeting of stockholders in accordance with the Declassification Amendment, regardless of the remaining terms of service set forth for each class of directors below.
Current Class I Directors and Nominees for Election (Terms Expiring in 2025 if the Declassification Amendment is Approved, or 2027 if it is Not Approved)
Age: 48 Director since: March 2023 Committee Memberships: Audit, Compensation	Joanna C. Burkey

Ms. Joanna C. Burkey has served as a director of Beyond since March 2023. Ms. Burkey most recently served as the Chief Information Security Officer for HP Inc. (NYSE: HPQ) from April 2020 until December 2023. In this role, she and her team had responsibility for HP’s global cybersecurity operations, strategy/architecture and business alignment. Prior to that, she served as the Global Head, Cyber Defense and Deputy Chief Cybersecurity Officer of Siemens AG from September 2018 to April 2020. Ms. Burkey is also currently a member of the board of directors of ReliabilityFirst Corporation, a privately held entity tasked with helping to ensure the reliability of the North American Bulk-Power System, and serves as senior advisor to multiple privately held cybersecurity enterprises, including TAG Cyber and Cyberhaven. Ms. Burkey holds a B.S. in Computer Science from Angelo State University. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Burkey should serve as a director considering our business and structure were Ms. Burkey’s 25-year career in cybersecurity across a broad variety of roles, including software engineering, product strategy and security research.

As a result of the above and other experiences, Ms. Burkey possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, legal or risk management, regulatory or government, technology, information/cyber security, global or international business, strategic planning, ESG understanding, and business transformation.

Age: 57 Director since: 2007 Committee Memberships: Nominating and Corporate Governance, Compensation (Chairman)	Barclay F. Corbus

Mr. Barclay F. Corbus has served as a director of Beyond since March 2007. He also served on the board of directors of tZERO, a privately held blockchain technology company, and Medici Ventures, Inc. (“Medici Ventures”), our former wholly-owned subsidiary specializing in blockchain technologies, until April 2021. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp. (NASDAQ:CLNE), a provider of renewable fuel for vehicles, with responsibility for strategic development and renewable fuel project development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co. in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a B.A. in Government and has a M.B.A. in Finance from Columbia Business School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Corbus should serve as a director considering our business and structure were his substantial experience in finance, management, and strategic planning, and his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

As a result of the above and other experiences, Mr. Corbus possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, global or international business, strategic planning, environmental sustainability, ESG understanding, and business transformation.

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The Board / Information Regarding Director Nominees and Other Directors
Current Class II Directors (Terms Expiring in 2025)
Age: 75 Director since: 2020 Committee Memberships: Audit, Nominating and Corporate Governance	Dr. Robert J. Shapiro

Dr. Robert J. Shapiro has served as a director of Beyond since February 2020. Dr. Shapiro previously served as a member of the board of directors of Medici Ventures, our former wholly-owned subsidiary, until April 2021 and previously served on the board of directors of MLG, a Medici Ventures portfolio company. Dr. Shapiro is the chairman and founder of Sonecon, LLC, a private consultancy firm he founded in 2001 that advises the U.S. government, U.S. and foreign businesses, and non-profit organizations on economic matters. He has advised three U.S. presidents, numerous U.S. senators and representatives, members of the Clinton, Bush and Obama cabinets, foreign government officials, executives at Fortune 100 companies, and non-profit organizations. Dr. Shapiro is also a senior fellow of the Georgetown University Center for Business and Public Policy, director of the NDN Center on Globalization, and a member of the advisory boards of Cote Capital, the Carbon Pricing Initiative, and Civil Rights Defenders. From 1997 to 2001, he was U.S. Under Secretary of Commerce for Economic Affairs. Prior to that, he was co-founder and vice president of the Progressive Policy Institute and, before that, the legislative director and economic counsel to Senator Daniel P. Moynihan. Dr. Shapiro also served as the principal economic advisor to Bill Clinton in his 1991-92 campaign, a senior economic advisor to Hilary Rodham Clinton in 2016, and advised the presidential campaigns of Joseph Biden, Barack Obama, John Kerry, and Al Gore. He has been a fellow of Harvard University, the Brookings Institution, the National Bureau of Economic Research, and the Fugitsu Institute. He holds a Ph.D. and M.A. from Harvard University, a M.Sc. from the London School of Economics and Political Science, and an A.B. from the University of Chicago. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Dr. Shapiro should serve as a director considering our business and structure were his experience with foreign businesses, governments, and economics.

As a result of the above and other experiences, Dr. Shapiro possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, customer experience, finance or accounting, regulatory or government, technology, global or international business, strategic planning, and environmental sustainability.

Age: 75 Director since: 2007 Committee Memberships: Nominating and Corporate Governance (Chairman), Compensation	Joseph J. Tabacco, Jr.

Mr. Joseph J. Tabacco, Jr. has served as a director of Beyond since June 2007. For more than the last five years Mr. Tabacco was the founding partner and has served as managing partner of the San Francisco office of Berman Tabacco. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Tabacco should serve as a director considering our business and structure were his experience and leadership in securities and shareholder matters, his experience and leadership in litigation, and his experience managing his law firm.

As a result of the above and other experiences, Mr. Tabacco possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, legal or risk management, and ESG understanding.

2024 Proxy Statement | 53

The Board / Information Regarding Director Nominees and Other Directors
Current Class III Directors (Terms Expiring in 2025 if the Declassification Amendment is Approved, or 2026 if it is Not Approved)
Age: 50 Director since: 2023 (Chairman since 2023 and Executive Chairman since 2024) Committee Memberships: None	Marcus A. Lemonis

Marcus A. Lemonis has served on the Board of Directors of Beyond since October 2, 2023, as Co-Chair of the Board from November 29, 2023 to December 9, 2023, as Chairman of the Board from December 10, 2023 to February 19, 2024, and as Executive Chairman of the Board since February 20, 2024. Mr. Lemonis also serves as Chairman of the Board of Directors and Chief Executive Officer of Camping World Holdings, Inc. (NYSE: CWH) since March, 2016, as the President and Chief Executive Officer and on the Board of Directors of CWGS, LLC since February 2011, as the Chief Executive Officer and on the Board of Directors of Good Sam Enterprises, LLC since January 2011, as President and Chief Executive Officer and on the Board of Directors of Camping World, Inc. since September 2006 and as the President and Chief Executive Officer and on the Board of Directors of FreedomRoads, LLC since May 1, 2003. Mr. Lemonis received a B.A. from Marquette University. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Lemonis should serve as a director considering our business and structure were his extensive experience in retail, business operations, and entrepreneurial ventures.

As a result of the above and other experiences, Mr. Lemonis possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing/brand management, merchandising, customer experience, finance or accounting, legal or risk management, technology, information/cyber security, strategic planning, supply chain management, retail or online sales growth, business transformation, and human capital management.

Age: 51 Director since: 2020 Committee Memberships: Audit (Chairman)	William B. Nettles, Jr.

Mr. William B. Nettles, Jr. has served as a director of Beyond since June 2020. Mr. Nettles is the Co-Founder and Managing Partner of Invictus Growth Partners, a private equity firm he co-founded in 2019 that invests in and advises technology companies. He is also a founder and on the board of directors of Advanced Mobile Payments, a payment technology solutions company located in Newport Beach, CA. Prior to Invictus Growth Partners, Mr. Nettles has held various leadership roles at different companies, including Executive Vice President of Sungevity, based in Oakland, CA, Director of Investments at Pan African Investments (PIC), a New York City-based private investment firm, VP and Head of Corporate Development and Investor Relations at VeriFone and later the GM of the Middle East and Africa at VeriFone, and Corporate Development executive at Lycos. Mr. Nettles began his career at Credit Suisse, where he was an investment banker, focused on mergers, acquisitions, equity and debt financings. Mr. Nettles graduated from the University of California at Berkeley where he received a B.S. in Business Administration. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Nettles should serve as a director considering our business and structure were Mr. Nettles’ substantial business investment and technology experience.

As a result of the above and other experiences, Mr. Nettles possesses particular knowledge, skill and/or experience in a number of other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, finance or accounting, technology, strategic planning, business transformation, and human capital management.

54 | 2024 Proxy Statement

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2023 were Barclay F. Corbus, Barbara H. Messing (through November 22, 2023), Joanna C. Burkey (beginning on December 18, 2023), and Joseph J. Tabacco, Jr. During 2023:
•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;
•	none of the members of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K; and
•
none of the Company’s executive officers served on the Compensation Committee (or other Board committee performing equivalent functions), or as a member of the board of directors of another entity, one of whose executive officers served on our Board or Compensation Committee (or other Board committee performing equivalent functions).

2024 Proxy Statement | 55

Compensation Discussion and Analysis
Introduction
Our NEOs for fiscal year ending December 31, 2023, as determined in accordance with Item 402 of Regulation S-K, are as follows:
Name (1)	Principal Position	Designation
David J. Nielsen (2)	Division CEO, Overstock	PEO; NEO
Adrianne B. Lee	Chief Financial & Administrative Officer	Non-PEO; PFO; NEO
E. Glen Nickle	Chief Legal Officer; Corporate Secretary	Non-PEO; NEO
Carlisha B. Robinson	Chief Product Officer	Non-PEO; NEO
Jonathan E. Johnson III (3)	Former CEO; Former Director	PEO; NEO
Joel G. Weight (4)	Former Chief Technology Officer	Non-PEO; NEO
Carter P. Lee (5)	Former Chief People Officer	Non-PEO; NEO
Angela Hsu (6)	Former Chief Marketing Officer	Non-PEO; NEO
(1)	Ms. Holt joined the Company as Division CEO, Bed Bath & Beyond, and co-Principal Executive Officer on February 20, 2024, and as a result, is not a PEO or NEO for 2023.
(2)
Mr. Nielsen was appointed Division CEO, Overstock, and co-Principal Executive Officer on February 20, 2024. Prior to that appointment, commencing on November 6, 2023, he served as our interim CEO and President. Prior to that date, he served as our President.

(3)	Mr. Johnson’s employment with the Company and position on the Board were terminated on November 6, 2023.
(4)	Mr. Weight’s employment with the Company was terminated on February 5, 2024.
(5)	Mr. Lee’s employment with the Company was terminated on November 13, 2023.
(6)	Ms. Hsu’s employment with the Company was terminated on September 6, 2023.
Executive Summary
As our Company – which rebranded from Overstock.com to Beyond in November 2023 – continues to evolve, these executive changes were designed to position the Bed Bath & Beyond, Overstock, and other brands for growth and success into the future. We are an ecommerce expert with a singular focus: connecting consumers with the products and services they love and need. The Company owns the Bed Bath & Beyond, Overstock, and other brands and their associated intellectual property. Bed Bath & Beyond is an online furniture and home furnishings retailer in the United States and Canada. The leading ecommerce website sells a broad range of quality, on-trend home products at competitive prices, including furniture, bedding and bath, patio and outdoor, area rugs, tabletop and cookware, décor, storage and organization, small appliances, home improvement, and more. The online shopping site features millions of products that tens of millions of customers visit each month.
On February 20, 2024, the Company announced significant changes to its executive team. The Board appointed Marcus A. Lemonis as the Company’s Executive Chairman. The Board also approved the appointment of Chandra R. Holt as the Company’s Division Chief Executive Officer, Bed Bath & Beyond, David J. Nielsen as the Company’s Division Chief Executive Officer, Overstock, and Adrianne B. Lee as Chief Financial & Administrative Officer. Ms. Holt is not an NEO given her employment commenced in 2024, but certain aspects of her 2024 compensation are discussed below in connection with the Company’s discussion of key changes to its executive compensation program for 2024.
Key 2023 Executive Compensation Actions
In 2023, the compensation program for our NEOs was generally consistent with our past practice and set forth below is a summary of the key 2023 executive compensation determinations made by our Compensation Committee with respect to our NEOs, each of which is described in more detail in this Compensation Discussion and Analysis:
•
Market-Driven Base Salary Increases. During 2023, our NEOs received generally modest base salary increases that were set by the Compensation Committee after reviewing market data provided by the Compensation Committee’s independent

56 | 2024 Proxy Statement

Compensation Discussion and Analysis / Changes to 2024 Executive Compensation Program
compensation consultant, and after considering the individual efforts and contributions of each executive officer. The NEOs’ base salary increases averaged 4%, excluding Ms. Lee, who received a 20% increase in order to bridge a meaningful shortfall from market salary levels for comparable executives in the Company’s peer group.
•	No Bonuses. None of our NEOs received an individual bonus for 2023.
•
Time-Based RSUs. Consistent with our historical practice, each of the NEOs received RSU grants during 2023, with multi-year vesting requirements, to provide appropriate incentives tied to the market price of the stock over a long period of time, without encouraging short-term or inappropriate management decisions.

Changes to 2024 Executive Compensation Program Create Clearer and Increased Emphasis on Pay-for-Performance
In designing the 2024 executive compensation program, the Compensation Committee and the Board implemented new annual and long-term incentive programs to directly tie a substantial portion of the compensation of our executive officers with the achievement of key Company performance metrics and the creation of long-term stockholder value in the form of stock price appreciation (or, in the case of Mr. Lemonis, all of his compensation, as further described in Proposal 6). This change was influenced by feedback from certain shareholders, representing approximately 28.5% of our common shares outstanding as of December 31, 2023, that the historical compensation program was not sufficiently performance-based. Some of the actions taken by the Compensation Committee and the Board in early 2024 to align executive compensation with Company performance and the interest of Company’s shareholders include:
•
Implementation of Performance-Based Annual Bonus Program Tied to Key Metrics. For 2024, we have adopted a performance-based bonus program for our executive officers, other than Mr. Lemonis, which is designed to reward the executives for Company achievement relative to our key strategic objectives and the creation of shareholder value. Commencing in 2024, each of our executive officers, other than Mr. Lemonis, are eligible for a performance bonus based upon four components, three pre-established corporate performance goals and objectives approved by our Board, and an individual performance modifier ranging from 0% to 125%. The number of active customers, full year G&A and technology expenses as a percentage of gross profit and revenue were selected as the corporate performance metrics for purposes of determining 2024 annual bonuses and threshold, target and maximum payouts were established for each metric. These corporate performance goals were set at challenging levels such that the attainment of target annual cash incentive award opportunities tied to corporate performance was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The Compensation Committee believes that each of these goals was strongly aligned with the creation of stockholder value.

•
Changes to Long-Term Incentives; Introduction of Performance Shares. For 2024, the long-term incentive awards granted to our executive officers (other than Mr. Lemonis) were granted solely in the form of performance shares. Effective February 20, 2024, each of our executive officers was granted an award of performance shares under our 2005 Plan, with 75% of the award tied to achievement of specified stock price hurdles and 25% of the award tied to annual net revenue objectives over a three-year performance period. Each performance share is a unit that represents the right to receive one share of our common stock.

Each of Mr. Nielsen and Ms. Holt were granted a total of 200,000 performance shares, Ms. Lee was granted a total of 120,000 performance shares, Ms. Robinson was granted a total of 80,000 performance shares and Mr. Nickle was granted a total of 60,000 performance shares. Of these awards, 100,000 of the performance shares granted to Mr. Nielsen (consisting of the net revenue performance shares and the performance shares tied to the $60.00 stock price hurdle), and 20,000 of the net revenue performance shares granted to Ms. Lee (consisting of the portion of such award tied to 2025 and 2026 performance), are subject to stockholder approval of the 2005 Plan Amendment (as defined in Proposal 5) at the Annual Meeting. In the event such stockholder approval is not obtained, these portions of their performance share awards will be forfeited. For more information about the 2005 Plan Amendment, please see Proposal 5.
•
Stock Price Hurdle Performance Metrics. The stock price hurdle performance shares will be eligible to vest upon the achievement of three separate stock price hurdles during the three-year period following the grant date as follows:

•
$40.00 Stock Price Hurdle: One-third of the performance shares subject to stock price performance will be earned if the average per-share closing price of our common stock over any 20 consecutive trading day period equals or exceeds $40.00 per share (47% increase over the grant date price of $27.18 per share). The performance shares will vest on the later of (1) the first anniversary of the grant date or (2) the date the price hurdle is achieved during the three-year period following the grant date, subject to continued service through the vesting date.

2024 Proxy Statement | 57

Compensation Discussion and Analysis / Summary of Executive Compensation Actions Taken After Year-End
•
$50.00 Stock Price Hurdle: One-third of the performance shares subject to stock price performance will be earned if the average per-share closing price of our common stock over any 20 consecutive trading day period equals or exceeds $50.00 per share (84% increase over the grant date price). The performance shares will vest on the later of (1) the second anniversary of the grant date or (2) the date the price hurdle is achieved during the three-year period following the grant date, subject to continued service through the vesting date.

•
$60.00 Stock Price Hurdle: One-third of the performance shares subject to stock price performance will be earned if the average per-share closing price of our common stock over any 20 consecutive trading day period equals or exceeds $60.00 per share (121% increase over the grant date price). The performance shares will vest on the third anniversary of the grant date if the price hurdle is achieved, subject to continued service through the vesting date.

If a stock price hurdle is not achieved within the applicable time frame specified above, the portion of the award tied to such stock price hurdle will be forfeited.
•
Net Revenue Performance Metrics. The net revenue performance shares will vest based on our GAAP net revenue over three years, with one-third of the performance shares eligible to vest on each of the first, second, and third anniversaries of the grant date, subject to continued service through the vesting date. The GAAP net revenue targets for purposes of the net revenue performance shares are $2 billion for 2024, $2.7 billion for 2025 and $3.4 billion for 2026. To be eligible to vest in any tranche of the performance shares, Beyond must meet the GAAP net revenue goal established by the Board for the applicable year.

•
Employment Letters with Ms. Holt, Mr. Nielsen and Ms. Lee. In connection with the leadership changes announced on February 20, 2024, each of Ms. Holt, Mr. Nielsen, and Ms. Lee entered into an employment letter with us setting forth the terms and conditions of their employment in their new roles. The employment letters set forth each executive’s annual base salary and target annual bonus as follows: Mr. Nielsen, $900,000 annual base salary and $900,000 annual target bonus; Ms. Holt, $900,000 annual base salary and $900,000 annual target bonus; and Ms. Lee, $600,000 annual base salary and $300,000 annual target bonus. These target cash compensation levels were established by the Compensation Committee and the Board following review of data for similarly-situated executives in the Company’s peer group provided by FW Cook, the Compensation Committee’s its independent compensation consultant for 2024.

Each of Mr. Nielsen, Ms. Holt and Ms. Lee will also be a “Tier 2 Participant” in our Key Employee Severance Plan (the “Severance Plan”), and eligible for severance benefits under the Severance Plan as described below. Each Our other executive officers are “Tier 3 Participants.” Mr. Lemonis does not participate in the Severance Plan
•
Engagement of New Independent Compensation Consultant. Commencing in August 2023, the Compensation Committee engaged FW Cook as its independent compensation consultant to advise the Compensation Committee on executive compensation for 2024 and for guidance on making go-forward compensation decisions, including the redesign of the annual and long-term incentive programs. Under this engagement, FW Cook provides our Compensation Committee information, analysis, and other advice regarding our compensation practices, philosophies and designs, including assistance with the confirmation of a compensation peer group for guidance in making compensation decision, as described below.

Summary of Executive Compensation Actions Taken After Year-End
Effective February 20, 2024, the Compensation Committee set 2024 salaries and made performance share grants to certain executive officers, including NEOs, to support our compensation philosophy in 2024, which is to strongly align our senior leadership team’s incentives with those of our stockholders. These 2024 compensation decisions considered the overall compensation strategy, individual contribution, and market data from our peer group provided by the Compensation Committee’s independent compensation consultant, FW Cook.
Name	2024 Salary	2024 Target Bonus (1)	Performance Share Grant (2)
Chandra R. Holt	$900,000	$900,000	200,000
David J. Nielsen	$900,000	$900,000	200,000
Adrianne B. Lee	$600,000	$300,000	120,000
E. Glen Nickle	$350,000	$175,000	60,000
Carlisha B. Robinson	$400,000	$200,000	80,000
(1)
Represents the executive’s target bonus opportunity under the Company’s 2024 annual performance-based bonus program as described above. 2024 bonuses are earned based on achievement of the following three metrics: Planned G&A and Technology Expenses as percentage of Gross Profit, Active Customers % to Plan, and Revenue. Earnouts are subject to a 0-1.25x modifier based on individual performance.

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Compensation Discussion and Analysis / Executive Compensation Best Practices
(2)
Represents the aggregate performance shares granted to each executive on February 20, 2024. As described above, the performance share awards were granted pursuant to the Company’s 2005 Plan, with 75% of the units awarded tied to achievement of specified stock price hurdles and 25% of the units tied to annual net revenue objectives over a three-year performance period. Figures shown are the number of units/shares. The awards were granted on February 20, 2024 when the share price was $27.18, although the per-share grant date fair value of the award is lower due to use of a Monte Carlo valuation model for the portion tied to achievement of specified stock price hurdles. Of these awards, 100,000 of the performance shares granted to Mr. Nielsen (consisting of the net revenue performance shares and the performance shares tied to the $60.00 stock price hurdle), and 20,000 of the net revenue performance shares granted to Ms. Lee (consisting of the portion of such award tied to 2025 and 2026 performance), are subject to stockholder approval of the 2005 Plan Amendment (as defined in Proposal 5) at the Annual Meeting. In the event such stockholder approval is not obtained, these portions of their performance share awards will be forfeited. For more information about the 2005 Plan Amendment, please see Proposal 5.

Executive Compensation Best Practices
We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests:
✔ WHAT WE DO

✔ Pay for Performance— We design our executive compensation program to align pay with Company performance.
✔ Significant Portion of Compensation is At-Risk— Under our executive compensation program for 2024, a significant portion of compensation is “at risk” based on our performance, including short-term cash incentives and long-term equity incentives, to align the interests of our executive officers and stockholders.
✔ Independent Compensation Consultant—The Compensation Committee retains an independent compensation consultant and reassesses independence annually.
✔ Annual Review of Compensation—The Compensation Committee, with input from its independent compensation consultant, conducts an annual review of all of our compensation programs in light of current best practices.
✔ Compensation Risk Assessment— We periodically perform an assessment of risks that could result from our compensation plans and programs.

✔ Multi-Year Vesting Requirements— The equity awards granted to our executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.
✔ Double-Trigger Severance— Cash amounts payable upon a change in control are subject to a double trigger.
✔ Annual Say-on-Pay Vote— We hold an annual say-on-pay advisory vote for shareholders.
✔ Active Stockholder Engagement Program— We proactively engage with our stockholders throughout the year.
✔ Competitive Peer Group— Our Compensation Committee selects our peers based on quantitative and qualitative criteria, including sector, type of business, market capitalization, revenue, and headcount.

✘ WHAT WE DON’T DO

✘ Hedging of Company Stock— We prohibit all our officers, directors, and employees from hedging, short-selling, or publicly trading options in our stock.
✘ No Excise Tax Gross-Ups—We do not provide tax gross-ups to our NEOs for excise taxes in connection with a change in control.
✘ Perquisites—We do not provide excessive perquisites to our NEOs.
✘ No Stock Option Repricing—The 2005 Plan, as described in Proposal 5, expressly prohibits the repricing of underwater stock options without shareholder approval.
2023 Say on Pay Vote and Say on Frequency Vote
At the 2023 annual stockholders meeting our stockholders voted, on an advisory basis, to approve our executive compensation. The Compensation Committee took the results of the advisory vote into consideration in making the 2024 executive compensation decisions described above, but its awareness of the advisory vote did not affect the Committee’s
2024 Proxy Statement | 59

Compensation Discussion and Analysis / Compensation Objectives
decisions. The say on pay vote is advisory and, therefore, not binding on the Board or on the Company; however, because our stockholders will vote again, on an advisory basis, at the Annual Meeting on whether to approve our executive compensation, the Compensation Committee intends to consider the results of the 2024 Say on Pay Vote in future compensation decisions.
At the 2023 annual stockholders meeting our stockholders voted, on an advisory basis, to approve the Board’s recommendation that future advisory votes regarding our executive compensation be held every year. The say on frequency vote is advisory and, therefore, not binding on the Board or on the Company; however, we determined to follow the stockholder vote, and the current frequency of the say on pay vote is once every year.
Compensation Objectives
Our executive compensation programs seek to attract and retain highly competent executive management who will build long-term economic value for the Company. Our general compensation philosophy for our executives is that our executives’ cash compensation should generally be at levels that are aligned with market and sufficient to retain the services of the executives, and that our executives’ short- and long-term incentive opportunities are sized and designed to closely align delivered compensation with Company performance.
The objectives of our executive compensation plans and programs are to:
•	Increase the long-term economic value of the Company;
•	Incentivize and retain senior executives who can lead the Company and drive its financial performance; and
•	Deliver the total executive compensation package in a cost-effective manner.
Our executive compensation policy is designed to reward decisions and actions that have a positive effect on our financial performance and create stockholder value while balancing short-term and long-term goals.
How We Determine Executive Compensation
Role of the Compensation Committee and Management
The Compensation Committee administers our executive compensation program. The Compensation Committee, which consists entirely of independent directors, is responsible for reviewing and approving our compensation policies, for reviewing and approving all forms of compensation for our executive officers, including our NEOs, for administering our incentive compensation programs, for approving and overseeing the administration of certain employee benefits under our employee benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally.
The Compensation Committee operates under a charter adopted by the Board. The Compensation Committee periodically reviews the adequacy of its charter and recommends changes to the Board for approval as it considers appropriate. The Compensation Committee meets at scheduled times during the year and acts from time to time by written consent. The Compensation Committee reports on its activities and makes recommendations at meetings with the Board. The Compensation Committee approves executive salaries, approves awards under incentive/bonus plans, and administers the 2005 Plan. The Compensation Committee periodically reviews comparative executive compensation information from other public companies. Additionally, from time to time, the Compensation Committee reviews other human resource issues, including qualified and non-qualified benefits and management performance appraisals and succession planning. During 2023, our former CEO, Jonathan E. Johnson III; our Division CEO, Overstock, David J. Nielsen; our Chief Financial & Administrative Officer, Adrianne B. Lee; and other executive officers made recommendations and participated in compensation discussions concerning executive officers. The Compensation Committee does not have the power to delegate any of its authority to any other person. Our executive officers do not participate in Compensation Committee deliberations regarding their own compensation.
Role of Compensation Consultants
The Compensation Committee has sole discretion, at Company expense, to retain and terminate compensation consultants, independent legal counsel, or other advisors, including sole authority to approve their fees and retention terms. In October 2022, the Compensation Committee engaged Mercer (US) Inc.(“Mercer”) as its independent compensation
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Compensation Discussion and Analysis / How We Determine Executive Compensation
consultant to advise on 2023 compensation. Mercer reported directly to the Compensation Committee and performed services as directed by the Committee. Mercer (i) reviewed our comparator group companies, the compensation of our executive team, including our NEOs; and (ii) provided current market data to complement the executive compensation program and competitive pay analysis.
Commencing in August 2023, the Compensation Committee engaged FW Cook as its independent compensation consultant to advise the Compensation Committee on executive compensation for 2024.
Neither Mercer nor FW Cook provided any other services to us in 2023 beyond their engagement as an advisor to the Compensation Committee on director and executive compensation matters and reporting of such. The Compensation Committee assessed the independence of Mercer and FW Cook pursuant to SEC and NYSE rules and concluded that no conflict of interest existed that would have prevented Mercer or FW Cook from serving as an independent consultant to the Compensation Committee during 2023 or, for FW Cook, currently.
Use of Comparable Company Data
As part of its annual review in setting 2023 compensation, including compensation of our NEOs, the Compensation Committee engaged an independent compensation consultant, Mercer, to evaluate the Company’s executive compensation program against market practice. In setting executive pay levels and designing our pay program, the Compensation Committee considered the compensation programs of a group of peer companies in relevant sectors of the internet retail and direct marketing industries. The Company also used recent surveys comprised of companies similar in size and in adjacent or similar industries to supplement the peer group data for our competitive analyses.
As part of the compensation review process, the Compensation Committee asked Mercer to identify peers to help inform 2023 compensation decisions. Based on the input from Mercer and management, the Compensation Committee concluded that the below 15 companies were appropriate to inform executive pay decisions for 2023. The Compensation Committee reviewed market information on base salaries and short- and long-term incentives for these 15 peers. The peer group is referenced for guidance in setting base salaries, total cash, and total direct compensation for our executives.
The peer group consists of 15 publicly traded companies that are similar in size and in adjacent or similar industries as Beyond: internet and direct marketing, home furnishings, general merchandise, personal products, computer and electronics retail, and specialized consumer services. Business model, operations, and the quality and availability of data are also considered when selecting peers.
2023 Peer Group
Internet and Direct Marketing Retail	Home Furnishing Retail and General Merchandise
1-800-FLOWERS.COM, Inc.	Big Lots, Inc.
ContextLogic Inc.	Floor & Décor Holdings, Inc.
Etsy, Inc.	iRobot Corporation
Lands’ End, Inc.	La-Z-Boy Incorporated
Stitch Fix, Inc.	Nu Skin Enterprises, Inc.
Ollie’s Bargain Outlet Holdings, Inc.
RH
Sleep Number Corporation
USANA Health Sciences, Inc.
Vivint Smart Home, Inc.
Based on FW Cook’s recommendation, the Compensation Committee used the same peer group for determining 2024 executive and director compensation, with the addition of one company, Boot Barn Holdings, Inc.
The Compensation Committee does not rely entirely on market data to determine NEO compensation. Instead, as described below and consistent with past practice, the Compensation Committee members also rely on their judgment, experience, and shareholder feedback when designing and setting executive officer compensation opportunities. Historically, the Compensation Committee has not set cash compensation and target cash compensation by reference to a specific level relative to comparable company data. The compensation levels of the NEOs also reflect to a significant degree the varying roles and responsibilities of such executives.
2024 Proxy Statement | 61

Compensation Discussion and Analysis / Elements of Compensation
Elements of Compensation
The elements of total compensation for which our NEOs were generally eligible during 2023 were as follows:
•	Base salary (in which we included payments for paid time off (“PTO”), holiday pay, and Company holidays through 2023);
•	Individual bonuses;
•	Long-term incentive awards;
•	Retirement and other benefits, including matching contributions under our 401(k) plan and health, welfare, and supplemental disability benefits;
•	Benefits under our nonqualified deferred compensation plan; and
•	Severance benefits under our Severance Plan.
In setting our NEOs’ compensation, the Compensation Committee considers the value of each component and the total value of the compensation package being provided to each of the NEOs, and the history of each officer’s compensation package.
Each of these elements is discussed below.
Base Salaries
The base salaries of the NEOs are reviewed by the Compensation Committee annually. On January 23, 2023, the Compensation Committee met to set 2023 salaries for our executive officers, including our NEOs. In setting the executive officer salaries the Compensation Committee reviewed market data provided by Mercer and considered the individual efforts and contributions of each executive officer. In consideration of their individual contributions in 2022 and market data provided by Mercer, salaries for certain NEOs were changed in 2023 from their 2022 salaries as follows:
Name	2022 Salary	2023 Salary
David J. Nielsen	$575,000	$600,000
Adrianne B. Lee (1)	$500,000	$600,000
E. Glen Nickle	$335,000	$350,000
Carlisha B. Robinson	$325,000	$345,000
Jonathan E. Johnson III	$875,000	$875,000
Joel G. Weight	$350,000	$365,000
Carter P. Lee	$360,000	$370,000
Angela Hsu	$375,000	$385,000
(1)	Ms. Lee’s base salary increase was designed to bridge a meaningful shortfall from market salary levels for comparable executives in the Company’s peer group.
No NEO Bonuses for 2023
In 2023, none of our NEOs were eligible to participate in any bonus plan and none of our NEOs received an individual bonus.
Long-Term Incentives
Prior to its redesign of our executive long-term incentive program in 2024, as described above, the Compensation Committee believed that annual RSU grants, with multi-year vesting requirements, would have the desired effect of providing appropriate incentives tied to the market price of the stock over a long period of time, without encouraging short-term or inappropriate management decisions.
The Compensation Committee determines the number of RSUs to be granted to key employees by determining the aggregate amount the Compensation Committee considers appropriate for the entire group and allocating the awards on the basis of market data and management’s recommendations and the Compensation Committee’s subjective views of the relative ability of executives to make positive contributions to the Company. The Compensation Committee generally makes equity grants to key employees, including NEOs, in the first quarter of each year. RSUs granted to our NEOs have historically vested over a period of three years in equal annual installments, subject to continued service through each applicable vesting
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Compensation Discussion and Analysis / Tax and Accounting Considerations
date. We have not otherwise adopted any specific policy regarding the amount or timing of any stock-based compensation for employees under the 2005 Plan. The aggregate grant date fair value of the RSUs granted to our NEOs during 2023 is set forth in the Summary Compensation Table and the number of RSUs granted to each NEO during 2023 is set forth in the Grants of Plan-Based Awards table below.
Retirement and Other Benefits
We provide a 401(k) plan and health and welfare benefits to help make our overall compensation packages and work environment more attractive to all our employees, including our NEOs.
401(k) Plan. We maintain a 401(k) plan, which is available for participation by all employees, including our NEOs, on a non-discriminatory basis. During 2023 we made 100% matching contributions on the first 6% of eligible compensation, both base and bonus compensation, deferred by eligible employees. Employee contributions vest immediately. We did not make any profit-sharing contributions in 2023. The amounts of the matching contributions to our NEOs are included in the “All Other Compensation” column of the Summary Compensation Table.
Health and Welfare Benefits. We provide health, life and disability insurance and other employee benefits programs to our employees, including our NEOs. We also provide supplemental disability insurance for our senior management team members, including the NEOs. Except for the supplemental disability insurance, our employee benefits plans are provided on a non-discriminatory basis. The amounts of the supplemental disability insurance premium payments we make for the benefit of our NEOs are included in the “All Other Compensation” column of the Summary Compensation Table. Every year, our senior management team members review and update our health and welfare benefits to remain competitive in the markets where our employees reside.
Nonqualified Deferred Compensation Plan. We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans. Participants are permitted to select from a limited number of investment alternatives available under the Deferred Compensation Plan. Under the terms of the Deferred Compensation Plan, eligible members of senior management, including the NEOs, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. In addition, we may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO. In 2023, Mr. Johnson, Mr. Nickle, and Mr. Lee were the only NEOs who participated in the Deferred Compensation Plan.
Tax and Accounting Considerations
Deductibility of Executive Compensation
The Compensation Committee and our Board have considered the potential future effects of Section 162(m) of the Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for “covered employees.” While we consider the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Compensation Committee retains the discretion to approve compensation that may not qualify for the compensation deduction if, considering all applicable circumstances, it would be in our best interest for such compensation to be paid without regard to whether it may be tax deductible.
Accounting for Stock-Based Compensation
Under FASB ASC 718, we are required to estimate the grant date “fair value” for each grant of an equity award using various assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC 718 also requires us to recognize the compensation cost of stock-based awards in our income statements over the period that an employee is required to render service in exchange for the award.
Risks of Our Compensation Policies and Practices
We periodically analyze and evaluate risks arising from our compensation policies and practices and we have concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.
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Compensation Discussion and Analysis / Severance and Change in Control Arrangements
Severance and Change in Control Arrangements
On March 22, 2023, our Compensation Committee, as part of its ongoing review of our executive compensation and retention programs, approved the Severance Plan and, the Board ratified the Compensation Committee’s approval of the Severance Plan. The Severance Plan provides for severance payments and benefits to certain eligible employees, including our NEOs, upon an involuntary termination.
Under the terms of the Severance Plan, in the event that a participant experiences a termination without cause (as defined in the Severance Plan) that is not a “change in control termination” (as defined below), the participant will receive, subject to his or her satisfaction of the conditions to severance described below:
(i)
a lump sum severance amount equal to a number of months of his or her base salary, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and up to 24 months for “Tier 1” participants),

(ii)
payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants, up to 12 months for “Tier 2” participants, and 18 months for “Tier 1” participants), and

(iii)
additional vesting acceleration for the participant’s then outstanding and unvested equity awards that are subject to service-based vesting, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and 18 months for “Tier 1” participants).

In addition, in the event that a participant experiences a termination without cause or resigns for good reason (as defined in the Severance Plan) within twelve (12) months after a change in control (a “change in control termination”), the participant will receive, subject to his or her satisfaction of the conditions to severance described below:
(i)
a lump sum severance amount equal to a number of months of his or her base salary plus his or her target annual bonus opportunity, which number of months varies based on the participant’s designated employment tier (12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and 24 months for “Tier 1” participants),

(ii)
payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans, which varies based on the participant’s designated employment tier (12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and 18 months for “Tier 1” participants), and

(iii)
such vesting acceleration of each of the participant’s then outstanding and unvested equity awards as may be provided for under the Company’s 2005 Plan or any future equity incentive plan of the Company.

As a condition to a participant’s receipt of payments or benefits under the Severance Plan, the participant must execute and not revoke a general waiver and release of all claims against the Company. If the payments or benefits payable under the Severance Plan would be subject to the excise tax imposed under Section 4999 of the Code then those payments or benefits will be reduced if such reduction would result in a higher net after tax benefit to the participant.
Each of Ms. Holt, Mr. Nielsen, and Ms. Lee are “Tier 2 Participants” in the Severance Plan, and our other executive officers are “Tier 3 Participants.” Mr. Lemonis does not participate in the Severance Plan.
In addition, as described above, our Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. Our Deferred Compensation Plan is described in more detail below in the narrative accompanying the “Nonqualified Deferred Compensation Plan” table.
Our executive officers hold RSUs issued under our 2005 Plan, and the vesting of such awards may be accelerated, under the circumstances set forth in the Severance Plan or upon or in connection with a change of control of the Company as provided in the 2005 Plan. The 2005 Plan provides that if a merger or change of control (as defined in the plan) occurs, outstanding awards will be assumed by the successor or an equivalent award will be substituted, or the award will vest and the participant will have the right to exercise the award. The 2005 Plan also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.
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Compensation Discussion and Analysis / Insider Trading Policy
Each of Mr. Johnson, Mr. Lee, and Ms. Hsu were terminated without cause during 2023 and Mr. Weight was terminated without cause in January 2024. Each of these NEOs received severance benefits under our Severance Plan in connection with such termination, as described in more detail below under “Potential Payments Upon Termination or Change in Control.”
Insider Trading Policy
General
We have adopted an insider trading policy that applies to our and our subsidiaries’ directors, executive officers, employees and certain other persons. Under the policy, covered individuals may not buy, sell or engage in other transactions (including gifts and pledges) in the Company’s shares while aware of material non-public information, or disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading and other transactions to defined window periods that follow our quarterly earnings releases requires compliance with pre-clearance procedures before trading. The policy provides guidance as to what constitutes material information and when information becomes public. It addresses transactions by family members and controlled entities and under Company plans, and discusses the consequences of an insider trading violation.
In addition, the policy prohibits our and our subsidiaries’ directors, executive officers, employees and certain other persons from trading in puts, calls or any other derivative securities relating to our shares, and engaging in hedging or monetization transactions relating to in the Company’s shares (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds) or short sales of our shares.
Anti-Hedging Policy
Our insider trading policy prohibits our directors, officers and other employees and members of their immediate families from engaging in short sales of our stock or otherwise engaging in any transaction intended to hedge against or profit from any decrease in the market value of our securities.
Security Ownership Requirements
In January 2023, our Nominating and Corporate Governance Committee adopted stock ownership guidelines for our senior executive officers and non-employee directors, which are designed to closely link their interests with those of our stockholders. These guidelines provide that, within five years of adoption of the policy (or by January 23, 2028):
•	our CEO must own stock with a value of six times their base salary;
•	each other senior executive officer, including our other NEOs, must own stock with a value of three times their base salary; and
•	each non-employee director must own stock with a value of three times their annual cash compensation for service on our Board.
For purposes of the stock ownership guidelines, we count shares owned directly and time-based restricted stock units towards achievement of the ownership requirements, and we exclude performance shares. Senior executive officers and non-employee directors who join our Company in the future will be required to meet the applicable stock ownership requirement within five years of their appointment as an officer or the date they joined our Board. As of December 31, 2023, each of our executives and non-employee directors are in compliance with our stock ownership guidelines or have additional time within which to comply.
Compensation Recovery Policy
In compliance with the NYSE’s new executive compensation recovery listing standards that became effective on October 2, 2023, we adopted an executive compensation recovery policy (the “Clawback Policy”) that applies to all incentive-based compensation received by the Company’s Section 16 officers on or after October 2, 2023. The Clawback Policy provides that in the event there is an “Accounting Restatement” of the Company’s financial statements, and any incentive-based compensation was erroneously awarded to a Section 16 officer pursuant to the incorrect financial statements, our Compensation Committee will recover the erroneously awarded incentive-based compensation, unless recovery is exempt pursuant to applicable federal securities laws and/or stock exchange listing standards. An “Accounting Restatement” means a restatement due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws, including (i) to correct an error in previously issued financial statements that is material to the previously issued financial statements, or (ii) that corrects an error that, while not material to previously issued financial statements, would result in a material misstatement in the current period if not corrected.
2024 Proxy Statement | 65

Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s 2024 Proxy Statement.
Barclay F. Corbus (Chairman)
Joanna C. Burkey
Joseph J. Tabacco, Jr.
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Compensation Tables and Narratives
Compensation Paid to Executive Officers
The following table sets forth information for the three years ended December 31, 2023 concerning the compensation for services in all capacities to the Company and its subsidiaries as of December 31, 2023, of (i) our principal executive officers during 2023, (ii) our principal financial officer during 2023, (iii) our three most highly compensated executive officers who were serving as such at December 31, 2023 other than our principal executive officers and our principal financial officer, and (iv) two additional executive officers who would have been included but were not serving as such at December 31, 2023. We refer to these individuals throughout this Proxy Statement as the “Named Executive Officers” or “NEOs”.
The material factors necessary to understand the Summary Compensation Table and the Grants of Plan-Based Awards Table below are described above in the Compensation Discussion and Analysis and in the footnotes to the tables.
Summary Compensation Table
Name & Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	All Other Compensation	Total
David J. Nielsen (3) Division CEO, Overstock (co-principal executive officer)	2023	$598,077	—	$1,399,998	—	$28,196	$2,026,272
	2022	$573,077	—	$817,200	—	$28,634	$1,418,911
	2021	$544,039	$125,000	$885,400	—	$25,527	$1,579,966
Adrianne B. Lee (4) Chief Financial & Administrative Officer (principal financial officer)	2023	$592,308	—	$1,399,998	—	$25,716	$2,018,023
	2022	$494,231	—	$817,200	—	$24,444	$1,335,875
	2021	$424,616	$140,000	$708,320	—	$22,743	$1,295,679
E. Glen Nickle (5) Chief Legal Officer; Corporate Secretary	2023	$348,846	—	$750,006	—	$29,337	$1,128,189
Carlisha B. Robinson (6) Chief Product Officer	2023	$343,462	—	$399,990	—	$28,356	$771,808
Jonathan E. Johnson III (7) Former CEO and Former Director (former principal executive officer)	2023	$743,750	—	$3,599,999	—	$1,797,535	$6,141,284
	2022	$871,154	—	$2,043,000	—	$34,805	$2,948,959
	2021	$812,019	$195,000	$1,770,800	—	$30,093	$2,855,412
				$47,500*
Joel G. Weight (8) Former Chief Technology Officer	2023	$363,847	—	$750,006	—	$25,669	$1,139,522
	2022	$348,077	—	$449,460	—	$23,145	$820,682
	2021	$324,231	$55,000	$531,240	—	$22,588	$933,059
Carter P. Lee (9) Former Chief People Officer	2023	$329,385	—	$500,004	—	$440,055	$1,269,444
	2022	$359,231	—	$367,740	—	$24,942	$751,913
	2021	$351,346	$55,000	$531,240	—	$28,975	$966,561
Angela Hsu (10) Former Chief Marketing Officer	2023	$267,250	—	$500,004	—	$262,349	$1,029,604
	2022	$302,885	$50,000	$470,880	—	$18,792	$842,557
*
Relates to restricted stock units of tZERO common stock granted pursuant to the tZERO equity plan. Following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results.

(1)	Amounts shown reflect actual salary paid, which may vary slightly from the salary set by the Compensation Committee, due to salary being calculated on a daily rather than annual basis.
(2)
Amounts shown are the aggregate grant date fair value of the awards, determined in accordance with FASB ASC Topic 718 and do not correspond to the actual value that will be realized by the NEOs. Assumptions used in the calculation of these amounts are included in Note 19 to our audited financial statements for fiscal year 2023, which are included in our 2023 Form 10-K.

(3)
Amounts shown in “All Other Compensation” in 2023 for Mr. Nielsen include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,800; imputed income for group term life insurance in the amount of $3,270; premiums paid by the Company for supplemental disability insurance in the amount of $4,453; and cellular phone allowance in the amount of $674.

2024 Proxy Statement | 67

Compensation Tables and Narratives / Summary Compensation Table
(4)
Amounts shown in “All Other Compensation” in 2023 for Ms. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,385; imputed income for group term life insurance in the amount of $2,042; premiums paid by the Company for supplemental disability insurance in the amount of $3,615; and cellular phone allowance in the amount of $674.

(5)
Amounts shown in “All Other Compensation” in 2023 for Mr. Nickle include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,800; imputed income for group term life insurance in the amount of $3,411; premiums paid by the Company for supplemental disability insurance in the amount of $5,452; and cellular phone allowance in the amount of $674. Mr. Nickle was not a NEO during 2021 or 2022; consequently, information for those years is not included.

(6)
Amounts shown in “All Other Compensation” in 2023 for Ms. Robinson include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,800; imputed income for group term life insurance in the amount of $3,287; and premiums paid by the Company for supplemental disability insurance in the amount of $5,270. Ms. Robinson was not a NEO during 2021 or 2022; consequently, information for those years is not included.

(7)
Mr. Johnson’s employment with the Company and position on the Board were terminated without cause on November 6, 2023. Although Mr. Johnson received 161,725 RSUs on January 23, 2023, with a grant date value of $3,599,999, such RSUs that were not accelerated under his severance agreement were forfeited when his employment with the Company was terminated. Amounts shown in “All Other Compensation” in 2023 for Mr. Johnson include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,800; imputed income for group term life insurance in the amount of $6,043; premiums paid by the Company for supplemental disability insurance in the amount of $4,031; a lump sum payment for accrued PTO in the amount of $352,373; severance in the amount of $1,312,500, less applicable payroll deductions; attorneys’ fees incurred in connection with his termination from the Company in the amount of $50,000; continuing payments representing up to 18-months of grossed-up COBRA premiums, totaling up to approximately $51,871 for Mr. Johnson and his eligible dependents until the earliest of (i) 18 months following his separation date, (ii) the expiration of his eligibility for continued coverage, or (iii) the date on which he becomes eligible for substantially equivalent coverage; Utah State bar dues paid by the Company in the amount of $442; and California State bar dues paid by the Company in the amount of $475.

(8)
Mr. Weight’s employment with the Company was terminated without cause on February 5, 2024. Although Mr. Weight received 33,693 RSUs on January 23, 2023, with a grant date value of $750,006, such RSUs that were not accelerated under his severance agreement were forfeited when his employment with the Company was terminated. Amounts shown in “All Other Compensation” in 2023 for Mr. Weight include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,800; imputed income for group term life insurance in the amount of $1,245; premiums paid by the Company for supplemental disability insurance in the amount of $3,950; and cellular phone allowance in the amount of $674.

(9)
Mr. Lee’s employment with the Company was terminated without cause on November 13, 2023. Although Mr. Lee received 22,462 RSUs on January 23, 2023, with a grant date value of $500,004, such RSUs that were not accelerated under his severance agreement were forfeited when his employment with the Company was terminated. Amounts shown in “All Other Compensation” in 2023 for Mr. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $19,479; imputed income for group term life insurance in the amount of $1,680; premiums paid by the Company for supplemental disability insurance in the amount of $3,749; a lump sum payment for accrued PTO in the amount of $18,130; severance in the amount of $377,115, less applicable payroll deductions, payable in accordance with our normal pay cycle through November 20, 2024; a lump sum payment of $19,297, representing the value of 12 months of COBRA coverage; and cellular phone allowance in the amount of $605. Mr. Lee was not a NEO during 2022; amounts shown in “All Other Compensation” in 2022 for Mr. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $18,300; imputed income for group term life insurance in the amount of $1,845; premiums paid by the Company for supplemental disability insurance in the amount of $3,957; and cellular phone allowance in the amount of $840.

(10)
Ms. Hsu’s employment with the Company was terminated without cause on September 6, 2023. Although Ms. Hsu received 22,462 RSUs on January 23, 2023, with a grant date value of $500,004, such RSUs that did not continue to vest under her severance agreement were forfeited when her employment with the Company was terminated. Amounts shown in “All Other Compensation” in 2023 for Ms. Hsu include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,676; imputed income for group term life insurance in the amount of $2,564; premiums paid by the Company for supplemental disability insurance in the amount of $4,109; a lump sum payment for accrued PTO in the amount of $12,927; severance in the amount of $224,583, less applicable payroll deductions; and cellular phone allowance in the amount of $489. Ms. Hsu was not a NEO during 2021; consequently, information for that year is not included.

68 | 2024 Proxy Statement

Compensation Tables and Narratives / Grants of Plan-Based Awards
Grants of Plan-Based Awards
The following table sets forth information concerning grants of awards pursuant to plans made to the NEOs during the year ended December 31, 2023.
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (2)
David J. Nielsen	January 23, 2023	62,893	—	—	$1,399,998
Adrianne B. Lee	January 23, 2023	62,893	—	—	$1,399,998
E. Glen Nickle	January 23, 2023	33,693	—	—	$750,006
Carlisha B. Robinson	January 23, 2023	17,969	—	—	$399,990
Jonathan E. Johnson III (3)	January 23, 2023	161,725	—	—	$3,599,999
Joel G. Weight (4)	January 23, 2023	33,693	—	—	$750,006
Carter P. Lee (5)	January 23, 2023	22,462	—	—	$500,004
Angela Hsu (6)	January 23, 2023	22,462	—	—	$500,004
(1)	Amounts reported relate to RSU grants under our 2005 Plan, which were made on the dates indicated. See “Compensation Discussion and Analysis—Elements of Compensation” above.
(2)
Amounts reported are the grant date fair value of the awards, determined in accordance with FASB ASC Topic 718. The shares with a grant date of January 23, 2023 had a value of $22.26 per share, which is the share price at the close of business on January 23, 2023. The awards made pursuant to our 2005 Plan vest in three equal annual increments on the first three anniversaries of the applicable grant date. Assumptions used in the calculation of these amounts are included in Note 19 to our audited financial statements for fiscal year 2023, which are included in our 2023 Form 10-K.

(3)
Mr. Johnson’s employment with the Company and position on the Board were terminated on November 6, 2023, at which time amounts shown in “All Other Stock Awards: Number of Shares of Stock or Units” that were not accelerated under the terms of his severance agreement were forfeited.

(4)
Mr. Weight’s employment with the Company was terminated on February 5, 2024, at which time amounts shown in “All Other Stock Awards: Number of Shares of Stock or Units” that were not accelerated under the terms of his severance agreement were forfeited.

(5)
Mr. Lee’s employment with the Company was terminated on November 13, 2023, at which time amounts shown in “All Other Stock Awards: Number of Shares of Stock or Units” that were not accelerated under the terms of his severance agreement were forfeited.

(6)
Ms. Hsu’s employment with the Company was terminated on September 6, 2023, at which time amounts shown in “All Other Stock Awards: Number of Shares of Stock or Units” that did not continue to vest under the terms of her severance agreement were forfeited.

2024 Proxy Statement | 69

Compensation Tables and Narratives / Outstanding Equity Awards at Fiscal Year-End
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each NEO as of December 31, 2023.
	Stock Awards (1)
Name	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($) (2)	Award Grant Date
David J. Nielsen	3,334	$92,318	2/4/2021
	13,334	$369,218	1/21/2022
	62,893	$1,741,507	1/23/2023
Adrianne B. Lee	2,667	$73,849	2/4/2021
	13,334	$369,218	1/21/2022
	62,893	$1,741,507	1/23/2023
E. Glen Nickle	2,000	$55,380	2/4/2021
	7,334	$203,078	1/21/2022
	33,693	$932,959	1/23/2023
Carlisha B. Robinson	3,000	$83,070	8/22/2022
	17,969	$497,562	1/23/2023
Jonathan E. Johnson III (3)	—	—	—
Joel G. Weight (4)	2,000	$55,380	2/4/2021
	7,334	$203,078	1/21/2022
	33,693	$932,959	1/23/2023
Carter P. Lee (5)	—	—	—
Angela Hsu (6)	3,000	$83,070	3/18/2022
	7,487	$207,315	1/23/2023
(1)
Awards shown in this table consist of RSUs granted under the Company’s 2005 Plan. RSUs awarded during 2023, 2022 and 2021 vest over a three-year period commencing on the date of grant in three equal annual increments.

(2)
Market values for RSU grants have been computed by multiplying the closing market price of Beyond’s stock on December 29, 2023 the last business day of 2023, which was $27.69, by the number of shares or units.

(3)	Mr. Johnson’s employment with the Company and position on the Board were terminated on November 6, 2023.
(4)	Mr. Weight’s employment with the Company was terminated on February 5, 2024.
(5)	Mr. Lee’s employment with the Company was terminated on November 13, 2023.
(6)	Ms. Hsu’s employment with the Company was terminated on September 6, 2023.
70 | 2024 Proxy Statement

Compensation Tables and Narratives / Option Exercises and Stock Vested in 2023
Option Exercises and Stock Vested in 2023
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the NEOs. There were no stock options exercised in 2023, and the Company has not granted any stock options since fiscal year 2008.
	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)
David J. Nielsen	—	—	23,333	$513,492
Adrianne B. Lee	—	—	19,333	$409,080
E. Glen Nickle	—	—	8,333	$184,476
Carlisha B. Robinson	—	—	1,500	$35,880
Jonathan E. Johnson III	—	—	187,817 (3)	$3,227,302
Joel G. Weight	—	—	12,333	$271,836
Carter P. Lee	—	—	24,154 (4)	$482,468
Angela Hsu	—	—	3,000	$58,230
(1)	Awards shown in this table consist of RSUs granted under the Company’s 2005 Plan.
(2)
Amount of Value Realized on Vesting is the number of shares of stock acquired upon vesting of RSUs granted under the Company’s 2005 Plan multiplied by the market close price of the Company’s stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

(3)
Mr. Johnson’s employment with the Company and position on the Board were terminated on November 6, 2023. Of the 187,817 shares vested, 147,817 shares were accelerated in connection with his termination, as described in “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

(4)
Mr. Lee’s employment with the Company was terminated on November 13, 2023. Of the 24,154 shares vested, 12,487 shares were accelerated in connection with his termination, as described in “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

Nonqualified Deferred Compensation Plan
We maintain a Deferred Compensation Plan, which allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO. Please see the section entitled “Compensation Discussion and Analysis—Elements of Compensation” for additional information about the terms and conditions of the Deferred Compensation Plan.
2024 Proxy Statement | 71

Compensation Tables and Narratives / Potential Payments Upon Termination or Change in Control
The following table sets forth executive contributions, balances, and earnings for 2023 under the Deferred Compensation Plan.
Name	Executive Contributions in 2023 ($) (1)	Registrant Contributions in 2023 ($)	Aggregate Earnings in 2023 ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2023 ($) (1)
David J. Nielsen	—	—	—	—	—
Adrianne B. Lee	—	—	—	—	—
E. Glen Nickle	—	—	$396	—	$3,630
Carlisha B. Robinson	—	—	—	—	—
Jonathan E. Johnson III	$116,611	—	$34,905	—	$319,239
Joel G. Weight	—	—	—	—	—
Carter P. Lee	$10,041	—	$25,185	—	$190,149
Angela Hsu	—	—	—	—	—
(1)
All of the 2023 contributions are reported in the 2023 Summary Compensation Table as compensation. None of the 2023 earnings are reported in the 2023 Summary Compensation Table, as no portion of the earnings constitute above-market or preferential earnings on compensation deferred on a basis that is not tax-qualified. Of the amounts reported in the aggregate balance at December 31, 2023, all of the prior years’ contributions were reported in the Summary Compensation Table as compensation for previous years. The 2023 aggregate earnings were calculated based on the actual return on the following funds or securities: Principal LifeTime 2035 R4 Fund (actual return: 16.21%); MidCap S&P 400 Index R4 Fund (actual return: 15.87%); Principal LifeTime 2030 R4 Fund (actual return:14.68%); Vanguard Federal Money Market Investor Fund (actual return: 5.09%); Janus Henderson Enterprise S Fund (actual return 17.51%); JP Morgan US Value R3 Fund (actual return: 9.18%); Columbia Select Mid Cap Value A Fund (actual return: 10.25%); and American Funds Bond Fund of Amer R3 Fund (actual return: 4.42%).

Potential Payments Upon Termination or Change in Control
Equity Acceleration Upon Change in Control
Other than severance benefits under our Severance Plan described in “Compensation Discussion and Analysis— Severance and Change in Control Arrangements,” and except as described below in connection with a change in control or certain changes following a change in control, none of our NEOs has any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to the NEO at, following, or in connection with any termination or change in responsibilities.
The following table shows the estimated potential incremental value of awards that would have vested for our NEOs as of December 31, 2023 under the acceleration scenarios described above under the 2005 Plan and the Severance Plan. The accelerated RSU award value is calculated by multiplying the number of accelerated units by the closing price of the underlying shares on December 29, 2023 ($27.69), the last business day before December 31, 2023. Mr. Johnson, Mr. Lee, and Ms. Hsu are not included in the table below due to their termination of employment prior to December 31, 2023. The separation arrangements with each of these NEOs is described below the table.
Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Qualifying Termination (Not in Connection with Change in Control) ($)
David J. Nielsen
Cash Severance (1)	—	—	$600,000	$600,000
Benefits Continuation (2)	—	—	$19,378	$19,378
RSU Acceleration (3)	—	$2,203,044	$2,203,044	$857,421
Total	—	$2,203,044	$2,822,422	$1,476,799
Adrianne B. Lee
Cash Severance (1)	—	—	$600,000	$600,000
Benefits Continuation (2)	—	—	$19,378	$19,378
RSU Acceleration (3)	—	$2,184,575	$2,184,575	$838,952
Total	—	$2,184,575	$2,803,953	$1,458,330
72 | 2024 Proxy Statement

Compensation Tables and Narratives / Potential Payments Upon Termination or Change of Control
Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Qualifying Termination (Not in Connection with Change in Control) ($)
E. Glen Nickle
Cash Severance (1)	—	—	$350,000	$204,167
Benefits Continuation (2)	—	—	$20,696	$20,696
RSU Acceleration (3)	—	$1,191,418	$1,191,418	$467,906
Deferred Compensation Plan Distribution (4)	—	—	$3,630	$3,630
Total	—	$1,191,418	$1,565,744	$696,398
Carlisha B. Robinson
Cash Severance (1)	—	—	$345,000	$172,500
Benefits Continuation (2)	—	—	—	—
RSU Acceleration (3)	—	$580,632	$580,632	$165,835
Total	—	$580,632	$925,632	$338,335
Joel G. Weight (5)
Cash Severance	—	—	—	$273,750
Benefits Continuation	—	—	—	$19,286
RSU Acceleration	—	—	—	$43,980
Total	—	—	—	$337,016
(1)
Represents cash severance payable to the NEO under the Severance Plan in the event of his or her termination without cause or resignation for good reason equal to a number of months of his or her base salary, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants and 12 months for “Tier 2” participants). In the event such termination occurs within 12 months following a change in control, a participant will also receive his or her target annual bonus opportunity for the year of termination and Tier 3 participants will receive 12 months base salary. Given none of our NEOs received an annual bonus for 2023, no target annual bonus is included in the table above. Mr. Nielsen and Ms. Lee are “Tier 2” participants in the Severance Plan and the other NEOs are “Tier 3” participants.

(2)
Represents payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants and 12 months for “Tier 2” participants). In the event such termination occurs within 12 months following a change in control, Tier 3 participants will receive 12 months health insurance coverage continuation.

(3)
Represents the value of the RSUs that would vest in the various scenarios. Under the Severance Plan, in the event of an NEO’s termination without cause or resignation for good reason, such portion of the participant’s then outstanding and unvested equity awards that are subject to service-based vesting as would have vested during the period specified in the Severance Plan (which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants and 12 months for “Tier 2” participants) will vest upon termination. In the event such termination occurs within 12 months following a change in control, all of an NEO’s outstanding and unvested equity awards will vest upon such termination. The “Change in Control with No Replacement Equity” assumes the occurrence of a change in control in which the buyer does not assume outstanding awards or substitute equivalent awards, in which call all outstanding and unvested equity awards will vest upon such change in control.

(4)
The table shows the estimated potential aggregate amounts Mr. Nickle could have realized from Deferred Compensation Plan account distributions if his employment had terminated as of the last business day of fiscal 2023. To date we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO.

(5)
The benefits reflected in the table for Mr. Weight reflect the actual severance benefits paid to him in connection with his termination without cause in January 2024, which are the same as the benefits provided under the Severance Plan.

Severance Arrangements with NEOs
Mr. Johnson’s employment with the Company and position on the Board were terminated without cause on November 6, 2023. In connection with his termination, Mr. Johnson executed a severance agreement and release on November 5, 2023, as contemplated by the Severance Plan. Pursuant to the terms of the Severance Plan, and in consideration of his execution of the severance agreement and release and compliance with the restrictive covenants thereunder, Mr. Johnson received the following: (a) a lump sum severance payment of $1,312,500, less applicable payroll deductions; (b) attorneys’ fees incurred in connection with his termination from the Company in the amount of $50,000; (c) continuing payments representing up to 18-months of grossed-up COBRA premiums, totaling up to approximately $51,871 for Mr. Johnson and his eligible dependents until the earliest of (i) 18 months following his separation date, (ii) the expiration of his eligibility for continued coverage, or (iii) the date on which he becomes eligible for substantially equivalent coverage; and (d) acceleration of vesting of 147,817 RSUs.
Mr. Weight’s employment with the Company was terminated without cause and in connection with his termination, Mr. Weight executed a severance agreement and release on February 5, 2024, as contemplated by the Severance Plan. Pursuant to the
2024 Proxy Statement | 73

Compensation Tables and Narratives / CEO Pay Ratio
terms of the Severance Plan, and in consideration of his execution of the severance agreement and release and compliance with the restrictive covenants thereunder, Mr. Weight received the following: (a) severance in the amount of $273,750, payable in accordance with our normal pay cycle through November 1, 2024, less applicable payroll deductions; (b) a lump sum payment of $19,286, representing the value of 12 months of COBRA coverage; and (c) accelerated vesting of 2,000 RSUs.
Mr. Lee’s employment with the Company was terminated without cause on November 13, 2023. In connection with his termination, Mr. Lee executed a severance agreement and release on November 20, 2023, as contemplated by the Severance Plan. Pursuant to the terms of the Severance Plan, and in consideration of his execution of the severance agreement and release and compliance with the restrictive covenants thereunder, Mr. Lee received the following: (a) severance in the amount of $377,115, payable in accordance with our normal pay cycle through November 20, 2024, less applicable payroll deductions; (b) a lump sum payment of $19,297, representing the value of 12 months of COBRA coverage; and (c) accelerated vesting of 12,487 RSUs.
Ms. Hsu’s employment with the Company was terminated without cause on September 6, 2023. Ms. Hsu executed a severance agreement and release on October 3, 2023, as contemplated by the Severance Plan. Pursuant to the terms of the Severance Plan, and in consideration of her execution of the severance agreement and release and compliance with the restrictive covenants thereunder, Ms. Hsu received the following: (a) a lump sum severance payment in the amount of $224,583, less applicable payroll deductions; and (b) continued vesting of 10,487 RSUs.
CEO Pay Ratio
Following is a description of the relationship of the total annual compensation of our median employee identified in 2023 under the below criteria (“Median Employee”), and the total annual compensation of our former CEO, Jonathan E. Johnson III (our “CEO” for purposes of the pay ratio disclosure).
The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
41.15 to 1 CEO PAY RATIO
For 2023, our last completed fiscal year:
•	the annual total compensation of our Median Employee was $109,485; and
•	the annual total compensation of our CEO, for pay ratio purposes, was $4,505,789.
•	Based on this information, for 2023, the ratio of the annual total compensation of our CEO to the annual total compensation of our Median Employee is 41.15 to 1.
To identify the median of the annual total compensation of all our employees, and to determine the annual total compensation of the Median Employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows:
We determined that, as of October 1, 2023, our employee population consisted of approximately 910 individuals working at Beyond, Inc. and its consolidated subsidiaries, with 92.3% of these individuals located in the United States, and the remaining 7.7% located in Ireland. Because our non-U.S. employees account for more than 5% of our total employee population, we included all of our non-U.S. employees in our analysis. We used our existing internal payroll records to determine that non-U.S. employees accounted for more than 5% of our total employee population as of October 1, 2023. Our employee population is located in the below areas:
Country	Approximate No. Employees on October 1, 2023
United States	840
Ireland	70
To identify the “median employee” from our employee population, we used our internal records, which track annualized wages and salaries for all of our employees as well as additional pay components such as overtime, PTO, bonuses, and other benefits provided by the Company to determine the total compensation for each of our 909 employees who were employed by the Company on October 1, 2023, excluding Mr. Johnson. For our employees located in Ireland paid in Euros rather than US Dollars, we converted their compensation into US Dollars using the exchange rate on October 1, 2023 ($1.05728 USD = €1.00 Euro).
74 | 2024 Proxy Statement

Compensation Tables and Narratives / CEO Pay Ratio
Using this methodology, we determined that our Median Employee is a full-time, hourly employee located in Midvale, Utah, with annual wages for the 12-month period ended December 31, 2023 in the amount of $102,545. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $109,485. The difference between such employee’s annual wages and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $6,153, imputed income for group term life insurance in the amount of $112, and cellular phone allowance in the amount of $674.
The Company had two CEOs who served during 2023, Mr. Johnson, our former CEO, and Mr. Nielsen, our then interim CEO. As permitted under the rules, we chose to use Mr. Johnson for the pay ratio calculation because Mr. Johnson served as CEO for the majority of the fiscal year and was serving as such on October 1, 2023, the date the Company selected to identify the Median Employee. Mr. Johnson’s total compensation, for purposes of the pay ratio, was calculated as follows: (i) we included an annualized base salary for Mr. Johnson (rather than including salary actually paid) because Mr. Johnson was not employed by the Company during the entirety of 2023; (ii) we excluded all compensation received by Mr. Johnson following his termination (severance, attorneys’ fees associated with his termination, PTO, COBRA premiums, and accelerated RSU vesting); and (iii) we included all other compensation components Mr. Johnson actually received for services in 2023 as described in the Summary Compensation Table. This resulted in the annual total compensation of $4,505,789 for Mr. Johnson in 2023 for purposes of the pay ratio disclosure. Because Mr. Johnson’s compensation was annualized solely for the purpose of the pay ratio disclosure, his annual total compensation found in this section is not the same as the total compensation disclosed in the Summary Compensation Table.
2024 Proxy Statement | 75

Compensation Tables and Narratives / Pay Versus Performance
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance metrics of the Company. For further information concerning how the Company aligns executive compensation with the Company’s performance, refer to the section entitled “Compensation Discussion and Analysis.”
In 2023, we had two PEOs, Mr. Nielsen (“First PEO”), our Division CEO, Overstock, and Mr. Johnson (“Second PEO”), our former CEO. The following Pay Versus Performance Table sets forth information concerning the compensation of our PEOs and other non-PEO NEOs for each of the fiscal years (“FY”) ending December 31, 2020, 2021, 2022, and 2023 and our financial performance for each such fiscal year.
Pay Versus Performance Table
Year	Summary Compensation Table Total		Compensation Actually Paid		Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (2)	Value of Initial Fixed $100 Investment Based on:		Net Income (loss) (thousands)	Revenue (thousands) (5)
	for First PEO ($) (1)	for Second PEO ($) (1)	to First PEO ($) (2)	to Second PEO ($) (2)			Total Shareholder Return ($) (3)	Peer Group Total Shareholder Return ($) (4)
2023	$2,026,272	$6,141,284	$2,568,391	$4,219,767	$1,226,098	$1,308,216	$392.77	$168.04	($307,842)	$1,561,122
2022	—	$2,948,959	—	$265,216	$1,104,506	$138,218	$274.61	$138.26	($35,236)	$1,929,334
2021	—	$2,855,412	—	$3,904,925	$1,199,845	$1,647,994	$837.02	$202.49	$389,372	$2,756,446
2020	—	$1,527,318	—	$4,125,342	$674,606	$1,956,132	$680.43	$141.63	$56,001	$2,493,915
(1)
Amounts represent the amounts reported in the “Total” column of our Summary Compensation Table, as disclosed in the corresponding Proxy Statement for the relevant year, to our PEO(s) and other NEOs for the relevant fiscal year, as determined under SEC rules, which include the individuals outlined in the Historical NEO Table.

(2)
The Total Compensation Adjustments Table provides the adjustments to the amount reported in the “Total” column of our Summary Compensation Table, as disclosed in the corresponding Proxy Statement for the relevant year, to arrive at the compensation actually paid for the PEO(s) and the average compensation actually paid for Non-PEO NEOs for each relevant year, which include the individuals outlined in the Historical NEO Table.

(3)
Our Total Shareholder Return (“TSR”) amounts reported in the table include an initial fixed investment of $100 on December 31, 2019 and are calculated using the stock price at market close on the following days: (i) December 31, 2019 ($7.05 per share); (ii) December 31, 2020 ($47.97 per share); (iii) December 31, 2021 ($59.01 per share); (iv) December 30, 2022, the last business day before December 31, 2022 ($19.36 per share); and (v) December 29, 2023, the last business day of 2023 ($27.69 per share); TSR amounts exclude a digital dividend of preferred stock (OSTKO) issued by the Company on May 19, 2020 as the preferred stock (OSTKO) was subsequently converted into shares of common stock (OSTK) on or about June 14, 2022.

(4)
Peer Group TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2023, 2022, 2021, and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The S&P Retail Select Index is the same index we use in our performance graph in the 2023 Form 10-K (“Peer Group”).

(5)	We have identified Revenue as our “most important” financial performance measure used to link executive compensation to our Company performance.
Historical NEO Table (part of footnotes 1 and 2 to Pay Versus Performance Table)
The following table indicates our PEO and remaining NEOs for each relevant fiscal year, as determined under SEC rules.
Year	PEO(s)	Non-PEO NEOs
2023	David J. Nielsen and Jonathan E. Johnson III	Adrianne B. Lee, E. Glen Nickle, Carlisha B. Robinson, Joel G. Weight, Carter P. Lee, and Angela Hsu
2022	Jonathan E. Johnson III	Adrianne B. Lee, David J. Nielsen, Angela Hsu, and Joel G. Weight
2021	Jonathan E. Johnson III	Adrianne B. Lee, David J. Nielsen, Carter P. Lee, Meghan E. Tuohig, Elizabeth W. Solomon, and Ronald Hilton
2020	Jonathan E. Johnson III	Adrianne B. Lee, Robert P. Hughes, Anthony D. Strong, David J. Nielsen, Carter P. Lee, and Joel G. Weight
76 | 2024 Proxy Statement

Compensation Tables and Narratives / Pay Versus Performance
Total Compensation Adjustments Table (part of footnote 2 to Pay Versus Performance Table)
The following table provides the adjustments to the amount reported in the “Total” column of our Summary Compensation Table, as disclosed in the corresponding Proxy Statement for the relevant year, to arrive at the compensation actually paid to the PEO and the average for Non-PEO NEOs for each relevant year.
	2020		2021		2022		2023
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	($546,500)	($176,569)	($1,818,300)	($618,067)	($2,043,000)	($638,685)	($1,399,998)	($3,599,999)	($716,668)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$2,461,835	$962,819	$1,180,200	$295,050	$968,000	$290,400	$1,741,507	$0	$718,717
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$31,665	$195,096	$47,500	$20,350	$0	$0	$0	$1,712,118	$22,473
Increase/(deduction) for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$626,508	$278,780	$441,611	$168,673	($1,189,540)	($455,995)	$138,844	$0	$56,462
Increase/(deduction) for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$24,516	$30,800	$1,198,502	$635,446	($419,203)	($162,009)	$61,765	($33,636)	$20,493
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	($9,400)	$0	($53,303)	$0	$0	$0	$0	($19,360)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	$0	$0	$0	$0	$0	$0	$0	$0	$0
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$0	$0	$0	$0	$0	$0	$0	$0	$0
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Adjustments	$2,598,024	$1,281,526	$1,049,513	$448,149	($2,683,743)	($966,289)	$542,119	($1,921,517)	$82,117
2024 Proxy Statement | 77

Compensation Tables and Narratives / Pay Versus Performance
Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures. The three graphs below (Compensation Actually Paid vs Total Shareholder Return; Compensation Actually Paid vs Net Income; and Compensation Actually Paid vs Revenue) show the relationship between compensation actually paid to our NEOs and our financial performance measures as shown in the Pay Versus Performance Table (Net Income, TSR, and Revenue), and the relationship between our TSR and the TSR of our Peer Group (S&P Retail Select Index), in each case, for the fiscal years ended December 31, 2020, 2021, 2022, and 2023.
Compensation Actually Paid vs Cumulative TSR

(1)
Our Total Shareholder Return amounts reported in the table include an initial fixed investment of $100 on December 31, 2019 and are calculated using the stock price at market close on the following days: (i) December 31, 2019 ($7.05 per share); (ii) December 31, 2020 ($47.97 per share); (iii) December 31, 2021 ($59.01 per share); (iv) December 30, 2022, the last business day before December 31, 2022 ($19.36 per share); and (v) December 29, 2023, the last business day before December 31, 2023 ($27.69 per share); TSR amounts exclude a digital dividend of preferred stock (OSTKO) issued by the Company on May 19, 2020 as the preferred stock (OSTKO) was subsequently converted into shares of common stock (OSTK) on or about June 14, 2022.

78 | 2024 Proxy Statement

Compensation Tables and Narratives / Pay Versus Performance
Compensation Actually Paid vs Net Income

Compensation Actually Paid vs Revenue

Pay Versus Performance Tabular List
The following performance measure represents the most important financial performance measure used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended December 31, 2023:
•	Revenue.
2024 Proxy Statement | 79

Compensation Tables and Narratives / Compensation of Directors
Compensation of Directors
Our non-employee directors, other than Mr. Lemonis, receive cash and equity compensation for their service on the Board and its committees. The Compensation Committee is responsible for recommending to the Board the compensation of our non-employee directors. The Compensation Committee is empowered to engage outside advisors, experts, and others to assist it in evaluating and making recommendations regarding non-employee director compensation. As part of its annual review process, the Compensation Committee reviews the non-employee director compensation we provide to our non-employee directors other than Mr. Lemonis to evaluate whether it is competitive with market practices by considering the Company’s historical practices with respect to non-employee director compensation. The Compensation Committee and Board will continue to monitor compensation trends, competitive practices, tax regulations, and other matters related to non-employee director compensation, and make adjustments as appropriate.
In establishing the non-employee director compensation we provide to our non-employee directors other than Mr. Lemonis, the Board considers competitive market data for comparable companies provided to it by the Compensation Committee’s independent compensation consultant, and also the appropriate compensation for the amount of time and effort the directors are required to devote to the Company’s business. Taking these factors into consideration, the Board attempts to establish the annual grant at a level that, together with the quarterly cash compensation paid to the non-employee directors, provides fair compensation to the non-employee directors for their services to the Company. In addition, the 2005 Plan provides that, for each fiscal year, the value of any awards granted to any non-employee director under the 2005 Plan, plus the cash fees payable to the director during such fiscal year for service as a non-employee director, may not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board. These limits to not apply to compensation paid to directors for consulting services or other services in addition to those of a non-employee director and do not apply to awards that are not issued under the 2005 Plan, such as the proposed Executive Chairman Performance Award described in further detail in Proposal 6.
We pay our non-employee directors annual cash retainers of $75,000 with payments on a quarterly basis, except for our former Chairwoman, Allison H. Abraham, who we paid at an annual rate of $150,000, with payments on a quarterly basis. Our eligible non-employee directors also receive annual RSU awards with an aggregate value on the date of grant of approximately $165,000, and new directors receive an initial award upon election or at the first regularly-scheduled Board meeting following the date they first join the Board (which award may be prorated to reflect a partial year of service in the discretion of the Board). As noted above, Mr. Lemonis, who served as both a non-employee director and Chairman of the Board during a portion of 2023, did not receive the cash or equity compensation paid to the other non-employee members of the Board.
In 2023, the Compensation Committee granted RSUs to our non-employee directors with an aggregate value on the date of grant of approximately $165,000 as follows:
Name	Grant Date	Number of Restricted Stock Units(1)	Closing Price of Stock on Grant Date
Marcus A. Lemonis	—	—	—
Joanna C. Burkey (2)	March 1, 2023	6,875	$18.76
Barclay F. Corbus	January 23, 2023	7,412	$22.26
William B. Nettles, Jr.	January 23, 2023	7,412	$22.26
Dr. Robert J. Shapiro	January 23, 2023	7,412	$22.26
Joseph J. Tabacco, Jr.	January 23, 2023	7,412	$22.26
Allison H. Abraham (3)	January 23, 2023	7,412	$22.26
Barbara H. Messing (4)	January 23, 2023	7,412	$22.26
(1)	The RSUs vested on the one-year anniversary of the grant date.
(2)	Ms. Burkey joined the Board on March 1, 2023.
(3)	Ms. Abraham resigned from the Board on December 10, 2023.
(4)	Ms. Messing resigned from the Board on November 22, 2023.
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Compensation Tables and Narratives / Director Compensation Table
On February 16, 2024, the Board approved an additional annual cash retainer for William B. Nettles, Jr. for his service as the chairman of the Audit Committee, in the amount of $25,000 per year.
The RSU grants made to our non-employee directors, excluding Mr. Lemonis, on February 19, 2024 were pro-rated for the portion of fiscal year 2024 that elapsed during the period commencing January 1, 2024 through the date of the Annual Meeting (with the prorated award having a value of approximately $42,719, representing approximately 26% of the 2023 annual equity award value of $165,000). These pro-rated RSU awards vest on May 21, 2024.
We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.
The following table sets forth the compensation paid to or accrued by the Company with respect to each non-employee member of the Board during the year ended December 31, 2023.
Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	All Other Compensation ($)	Total ($)
Marcus A. Lemonis (2)	—	—	—	—
Joanna C. Burkey (3)	$62,500	$128,975	—	$191,475
Barclay F. Corbus	$75,000	$164,991	—	$239,991
William B. Nettles, Jr.	$75,000	$164,991	—	$239,991
Dr. Robert J. Shapiro	$75,000	$164,991	—	$239,991
Joseph J. Tabacco, Jr.	$75,000	$164,991	—	$239,991
Allison H. Abraham (4)	$112,500	$164,991	$12,000	$289,491
Barbara H. Messing (5)	$56,250	$164,991	—	$221,241
(1)
Represents the grant date fair value of RSUs granted during 2023, determined in accordance with FASB ASC Topic 718. At December 31, 2023, the number of RSUs held by each non-employee director was as follows: Mr. Lemonis: 0; Ms. Burkey: 6,875; Mr. Corbus: 11,079; Mr. Nettles: 11,079; Dr. Shapiro: 11,079; Mr. Tabacco: 11,079; Ms. Abraham: 9,745; and Ms. Messing: 0. Unless otherwise noted, the Stock Awards value has been computed by multiplying the closing market price of our common stock on the date of grant by the number of RSUs granted to the non-employee director.

(2)	Mr. Lemonis joined the Board on October 2, 2023 and did not receive compensation for his services on the Board in 2023.
(3)	Ms. Burkey joined the Board on March 1, 2023.
(4)
Ms. Abraham resigned from the Board on December 10, 2023. In connection with her departure from the Board, Ms. Abraham and the Company entered into a Transition Services Agreement, pursuant to which the Company agreed to pay Ms. Abraham a fee of $12,000 per month for a period of twelve months in exchange for her providing certain requested consulting and transition services. Pursuant to this Transition Services Agreement, any unvested restricted stock units owned by Ms. Abraham as of the date of her departure from the Board will continue to qualify for vesting in accordance with their terms.

(5)	Ms. Messing resigned from the Board on November 22, 2023.
2024 Proxy Statement | 81

Compensation Tables and Narratives / Equity Compensation Plan Information
Equity Compensation Plan Information
The following table provides information as of December 31, 2023 with respect to shares of our stock that may be issued under our existing equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance (2)
Equity compensation plans approved by security holders	983,754	—	3,267,803
Equity compensation plans not approved by security holders	—	N/A	—
Total	983,754	—	3,267,803
(1)	Represents RSUs granted under the 2005 Plan. We have no Company options or warrants outstanding.
(2)	Represents shares available for future issuance under our 2005 Plan.
82 | 2024 Proxy Statement

Report of the Audit Committee
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.
The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.
The Audit Committee consists solely of independent directors, as defined by NYSE rules, and operates under a written charter adopted by the Board. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, internal controls, and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.
The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm based on the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.
Among other matters, the Audit Committee monitors and approves the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work regarding the adequacy and appropriateness of the Company’s financial, accounting, and internal controls.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023, (ii) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023, and (iii) the independent registered public accounting firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards of the PCAOB and the requirements of the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the review and discussions referred to above with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Commission.
Members of the Audit Committee
William B. Nettles, Jr. (Chairman)
Joanna C. Burkey
Dr. Robert J. Shapiro
2024 Proxy Statement | 83

Share Ownership of Management, Directors, Nominees and 5% Stockholders
The following table sets forth information regarding the beneficial ownership of our stock as of the Record Date (except as otherwise noted below) by the following individuals or groups:
•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;
•	each of our NEOs;
•	each of our directors and nominees; and
•	all directors and executive officers, serving as such at Record Date, as a group.
The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of stock held by them. Applicable percentages are based on 45,733,478 shares of our stock outstanding as of the Record Date, except as otherwise indicated below, and as adjusted as required by rules promulgated by the SEC. Amount of shares based on Schedule 13D and 13G filings are as of December 31, 2023 unless otherwise noted. Unless otherwise indicated, the address for each stockholder listed in the table below is c/o Beyond, Inc., 799 W. Coliseum Way, Midvale, Utah 84047.
	Beyond Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number (1)	Percent (2)
5% Stockholders
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,336,179 (3)	9.5%
JAT Capital Mgmt LP 1 Greenwich Plaza Greenwich, CT 06830	4,172,909 (4)	9.1%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	3,629,610 (5)	7.9%
Directors, Nominees and NEOs
Marcus A. Lemonis	169,898	*
Joanna C. Burkey	5,982 (6)	*
Barclay F. Corbus	61,668 (6)	*
William B. Nettles, Jr.	21,780 (6)	*
Dr. Robert J. Shapiro	26,728 (6)	*
Joseph J. Tabacco, Jr.	124,809 (6)	*
David J. Nielsen	60,412	*
Adrianne B. Lee	44,000	*
E. Glen Nickle	28,680	*
Carlisha B. Robinson	5,962	*
Jonathan E. Johnson III (7)	—	—
Joel G. Weight (7)	—	—
Carter P. Lee (7)	—	—
Angela Hsu (7)	—	—
All Current Directors and Executive Officers as a Group (13 persons)	549,919 (8)	1.2% (8)
*	Less than 1% of the outstanding shares of stock.
(1)
No Director, Nominee, or executive officer has any shares issuable under stock-based awards or convertible or exchangeable from any other type of equity within 60 days after the Record Date except for Mr. Corbus, Mr. Nettles, Dr. Shapiro, Mr. Tabacco, and Ms. Burkey.

(2)	Percentages are based on 45,733,478 shares of our stock outstanding as of the Record Date.
84 | 2024 Proxy Statement

Share Ownership of Management, Directors, Nominees and 5% Stockholders
(3)
The Vanguard Group has shared voting power over 30,057 shares, shared dispositive power over 74,781 shares, and sole dispositive power over 4,261,398 shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by The Vanguard Group on February 13, 2024. The principal business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
JAT Capital Mgmt LP has shared voting and dispositive power over 4,172,909 shares; JAT Capital Master Fund LP has shared voting and dispositive power over 701,921 shares; and John Thaler has shared voting and dispositive power over 4,172,909 shares. Based on the foregoing information, Mr. Thaler is also a beneficial owner of more than 5% of our stock, holding 9.1% of our outstanding shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by JAT Capital Mgmt LP, JAT Capital Master Fund LP, and Mr. Thaler on February 14, 2024. The principal business address of each of the Reporting Persons is 1 Greenwich Plaza, Greenwich, CT 06830.

(5)
BlackRock, Inc. has sole voting power over 3,515,747 shares, and sole dispositive power over 3,629,610 shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by BlackRock, Inc. on January 25, 2024. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(6)	The shares of Mr. Corbus, Mr. Nettles, Dr. Shapiro, Mr. Tabacco, and Ms. Burkey each include 1,650 shares issuable under stock-based awards within 60 days after the Record Date.
(7)	Mr. Johnson, Mr. Weight, Mr. Lee, and Ms. Hsu were not with the Company on Record Date and the Company does not have access to current information regarding their share ownership.
(8)	Inclusive of 8,250 shares issuable under stock-based awards within 60 days after the Record Date.
The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.
2024 Proxy Statement | 85

Other Information
Certain Relationships and Related Party Transactions
Since January 1, 2023, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K except as described below. We compensate our directors and officers as described above.
From time to time, we employ relatives of our directors and executive officers. During 2023 we did not pay any such relative more than $120,000. Although we do not currently propose to pay any such relative more than $120,000 in 2023, the amount paid to a relative of a NEO could exceed $120,000 in 2024 or in future years.
In 2021, we hired Method Communications to perform certain public relations work for the Company. Method Communications billed us $309,113 for services in 2023. The contract with Method Communications is subject to annual renewals. The Audit Committee approved this transaction, in accordance with its Policies and Procedures Regarding Related Party Transactions. At the time of the approval, Mr. Johnson’s brother was an employee of Method Communications. Mr. Johnson’s employment with the Company and position on the Board were terminated without cause on November 6, 2023.
Please see our discussion under “The Board—Policies and Procedures Regarding Related Party Transactions” for a description of our policies and procedures relating to related party transactions.
No Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent (10%) of our stock, to file certain reports regarding ownership of, and transactions in, our securities with the SEC.
Based solely on a review of copies of reports furnished to us or written representations that no reports were required, we believe that all such Section 16(a) filing requirements were met in the last fiscal year.
Householding
Stockholders who share an address may receive only a single copy of the Proxy Statement, notice of internet availability and 2023 Form 10-K, unless the Company has received contrary instructions from one or more of the stockholders. This is known as householding. Stockholders who desire either to receive multiple copies of these materials, or to receive only a single copy in the future, should contact their broker or other nominee or, if a stockholder of record, the Company at the address shown below. We will promptly deliver upon written or oral request a separate copy of any of these materials to any stockholder who contacts our investor relations department at 799 W. Coliseum Way, Midvale, Utah 84047, at (801) 947-3100, or by e-mailing ir@beyond.com.
Procedure for Nominating Directors for Election at an Annual Meeting
Stockholders may nominate directors for election at an annual meeting by giving timely notice of a director nomination in proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary. The number of nominees a stockholder may nominate for election at any meeting may not exceed the number of directors to be elected at such meeting.
For a stockholder to give timely notice of a director nomination for an annual meeting, the notice must be received by the Corporate Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure (as defined in the Bylaws) of the date of such annual meeting was first made. Director nominations to be made at the 2025 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 21, 2025, nor later than February 20, 2025.
86 | 2024 Proxy Statement

Other Information / Procedure for Submitting Other Matters at an Annual Meeting
To be in proper written form, a stockholder’s notice to the Corporate Secretary of the Company must be submitted in the timeframe noted above and set forth all of the information required by our Bylaws, including the information required by Rule 14a-19 under the Exchange Act. We recommend that you read our Bylaws in order to understand the requirements for making a director nomination. You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws filed with the SEC on November 6, 2023, as Exhibit 3.3 to our Current Report on Form 8-K, available at https://www.sec.gov. In addition to the requirements of our Bylaws, each Proposing Person (as defined in our Bylaws) must comply with all applicable requirements of the Exchange Act.
Procedure for Submitting Other Matters at an Annual Meeting
Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act and included in the notice of meeting given by or at the direction of the Board, for all other matters not included in our proxy materials to be properly brought before the next annual meeting of stockholders of the Company, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Corporate Secretary of the Company, in compliance with the procedures and along with the other information required by our Bylaws.
To be timely, a stockholder proposal must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholder proposals to be presented at the 2025 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 21, 2025, nor later than February 20, 2025.
To be in proper written form, a stockholder’s proposal delivered to the Corporate Secretary of the Company must comply with the requirements of our Bylaws. The requirements for providing advance notice of stockholder business as summarized above are qualified in their entirety by our Bylaws, which we recommend that you read in order to understand the requirements for bringing a proposal.
Procedure for Submitting Rule 14a-8 Stockholder Proposals
Any stockholder proposal intended to be included in the Company’s Proxy Statement for the next annual meeting of stockholders of the Company pursuant to Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not later than December 2, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s Proxy Statement, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials. Upon such an occurrence, the Company will publicly announce the deadline for submitting a proposal by means of disclosure in a press release or in a document filed with the SEC. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.
Other Matters That May Come Before the Annual Meeting
The Board knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of Beyond and its stockholders.
By Order of the Board,

Marcus A. Lemonis
Executive Chairman of the Board of Directors
March 28, 2024
Midvale, Utah
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Annex A
Text of Declassification Amendment
Article VI shall be amended to read as follows:
ARTICLE VI
The number of directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. Commencing at the 2025 annual meeting of stockholders, all of the directors of the Corporation elected at an annual meeting of stockholders shall hold office for a term that expires at the next annual meeting of stockholders (or until their respective successors shall have been elected and qualified or until their earlier death, resignation or removal). The term of each director serving as of and immediately following the date of the 2024 annual meeting of stockholders shall expire at the 2025 annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of the 2025 annual meeting of stockholders.
Article X shall be amended to read as follows:
ARTICLE X
Section 1. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly-created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next election of directors by the stockholders of the Corporation and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Section 2. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.
Text of Corresponding Extract of Existing Amended and Restated Certificate of Incorporation, as Amended, Marked Against Declassification Amendment
ARTICLE VI
~~The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.~~ The number of directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. Commencing at the 2025 annual meeting of stockholders, all of the directors of the Corporation elected at an annual meeting of stockholders shall hold office for a term that expires at the next annual meeting of stockholders (or until their respective successors shall have been elected and qualified
2024 Proxy Statement | A-1

Annex A
or until their earlier death, resignation or removal). The term of each director serving as of and immediately following the date of the 2024 annual meeting of stockholders shall expire at the 2025 annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of the 2025 annual meeting of stockholders.
ARTICLE X
Section 1. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly-created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office ~~for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred~~ until the next election of directors by the stockholders of the Corporation and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Section 2. Any director or the entire Board of Directors may be removed from office at any time, ~~but only for~~ with or without cause, ~~and only~~ by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.
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Annex B
Amendment to the Beyond, Inc. Amended and Restated 2005 Equity Incentive Plan
AMENDMENT TO THE
BEYOND, INC.
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
This Amendment (the “Amendment”) to the Beyond, Inc. Amended and Restated 2005 Equity Incentive Plan (as amended, the “2005 Plan”), is made and adopted by the Board of Directors (the “Board”) of Beyond, Inc., a Delaware corporation (the “Company”), effective as of February 16, 2024 (the “Effective Date”), subject to stockholder approval at the Company’s 2024 Annual Meeting of Stockholders. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2005 Plan.
RECITALS
A.	The Company currently maintains the 2005 Plan.
B.
The Board believes it is in the best interests of the Company and its stockholders to amend the 2005 Plan to increase the per participant annual limit on grants of performance shares from 100,000 performance shares to 250,000 performance shares.

AMENDMENT
The 2005 Plan is hereby amended as follows, effective as of the Effective Date, subject to approval by the Company’s stockholders on the date of the 2024 Annual Meeting of Stockholders:
1.	Section 7b. of the 2005 Plan is hereby deleted and replaced in its entirety with the following:
“b.
Restricted Awards and Performance Share Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 100,000 Shares of Restricted Stock or 100,000 shares of Restricted Stock Units; provided, however, that each such limit shall be 250,000 Shares in the Participant’s first Fiscal Year of Company service. No Participant shall be granted, in any Fiscal Year, more than 250,000 Performance Shares.”

2.	This Amendment shall be and hereby is incorporated into and forms a part of the 2005 Plan.
3.	Except as expressly provided herein, all terms and conditions of the 2005 Plan shall remain in full force and effect.
4.
In the event this Amendment is not approved by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders, this Amendment shall terminate and shall be of no further force or effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed, effective as of February 16, 2024.
BEYOND, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle Chief Legal Officer and Corporate Secretary
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Annex C
Executive Chairman Performance Award Grant Notice and Award Agreement
BEYOND, INC.
EXECUTIVE CHAIRMAN PERFORMANCE AWARD GRANT NOTICE AND AWARD AGREEMENT
Beyond, Inc. (the “Company”) has granted to the service provider listed below (“Optionholder”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Executive Chairman Performance Award Agreement attached as Exhibit A (the “Agreement”), which is incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Executive Chairman Performance Award Grant Notice (the “Grant Notice”) have the meanings given to them in the Agreement. For the avoidance of doubt, this Option is not granted pursuant to the Company’s Amended and Restated 2005 Equity incentive Plan.
In the event that the Company’s stockholders do not approve the Option at the Company’s 2024 Annual Meeting of Stockholders (“Stockholder Approval”), the Option will immediately terminate and have no further force or effect. Notwithstanding anything in the provisions governing the Option to the contrary, no portion of the Option shall be exercisable unless Stockholder Approval occurs.
Optionholder:	Marcus A. Lemonis
Grant Date:	February 20, 2024
Total Number of Shares Subject to the Option:	2,250,000
Tranche 1 – Number of Shares Subject to Option and Exercise Price:	Option to purchase 500,000 Shares at an exercise price of $45.00 per Share
Tranche 2 – Number of Shares Subject to Option and Exercise Price:	Option to purchase 750,000 Shares at an exercise price of $50.00 per Share
Tranche 3 – Number of Shares Subject to Option and Exercise Price:	Option to purchase 1,000,000 Shares at an exercise price of $60.00 per Share
Final Expiration Date:	February 20, 2028
Vesting Conditions:	The Option will vest as set forth in the Agreement.
Type of Option:	Nonstatutory Stock Option
Additional Terms/Acknowledgements: The Optionholder acknowledges receipt of, and understands and agrees to the terms and conditions of this Grant Notice and the Agreement, and agrees that his acceptance of this Grant Notice shall also be deemed his or her signature of the attached Agreement. Optionholder further acknowledges that as of the Grant Date, this Grant Notice and the Agreement set forth the entire understanding between Optionholder and the Company regarding the matters addressed herein and therein and supersede all prior oral and written agreements relating thereto.
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Annex C
EXHIBIT A

BEYOND INC.
EXECUTIVE CHAIRMAN PERFORMANCE AWARD AGREEMENT
Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice.
ARTICLE I.
GENERAL
1.1
Grant of Option. The Company has granted to Optionholder the Option effective as of the Grant Date set forth in the Grant Notice. In the event that the Stockholder Approval does not occur, the Option will immediately terminate and have no further force or effect as of the closing of the polls at such meeting. Notwithstanding anything in the provisions governing the Option to the contrary, no portion of the Option shall be exercisable unless Stockholder Approval occurs.

1.2	Defined Terms. As used in this Agreement:
(a)
“Applicable Law” means the requirements relating to the administration of equity compensation plans and awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, and any stock exchange or quotation system on which the Common Stock is listed or quoted.

(b)	“Board” means the Board of Directors of the Company.
(c)
“Cause” means (i) an act of personal dishonesty taken by Optionholder in connection with his responsibilities as a Service Provider and intended to result in personal enrichment of Optionholder, (ii) Optionholder being convicted of a felony, (iii) a willful act by Optionholder which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to Optionholder of a written demand for performance from the Board which describes the basis for the Board’s reasonable belief that Optionholder has not substantially performed his duties, continued violations by Optionholder of his obligations to the Board which are demonstrably willful and deliberate on Optionholder’s part.

(d)	“Change in Control” means the occurrence of any of the following events:
(i)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(iii)
A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Grant Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)
The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e)
“CIC Price” means the greater of (i) the amount of cash and the fair market value of any securities or other property paid as consideration, on a per Share basis, to the Company’s stockholders (and if less than all of the Company’s stockholders’ Shares are impacted by such Change in Control, then the consideration paid, on a per Share basis, to the Company stockholders who receive consideration) in a Change in Control (or to be paid as consideration to the Company in a Change in Control instead of to Company stockholders, for example in a Change in Control pursuant to the sale of Company assets, measured on a per Share basis had such amounts been paid to the Company’s stockholders), or (ii) the average of the closing market prices of a Share on the New York Stock Exchange for the 20 consecutive trading day-period ending on the last trading day prior to the closing of the Change in Control. For purposes of clause (i) of the preceding sentence, publicly traded securities that are readily tradeable (“Marketable

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Annex C
Securities”) shall be valued at fair market value as of the closing date of the Change in Control. If any such consideration consists in whole or in part of non-cash consideration other than Marketable Securities, the Board will determine the value of the non-cash per-Share consideration for purposes of the Agreement in its reasonable good faith discretion.
(f)	“Code” means the Internal Revenue Code of 1986, as amended.
(g)	“Common Stock” means the common stock of the Company.
(h)	“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
(i)	“Director” means a member of the Board.
(j)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
(k)
“Earned but Unvested Options” means any Tranche of Options for which the Stock Price Hurdle has been achieved during the applicable Performance Period but for which the Service-Based Vesting Date has not yet occurred.

(l)
“Employee” means any person employed by the Company or any Parent or Subsidiary of the Company. Optionholder shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
(o)	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(p)	“Performance Period” means:
(i)	with respect to Tranche 1, the period beginning on the day immediately following the Grant Date and ending on February 20, 2026 (the “First Performance Period”);
(ii)	with respect to Tranche 2, the period beginning on the day immediately following the Grant Date and ending on February 20, 2027 (the “Second Performance Period”); and
(iii)	with respect to Tranche 3, the period beginning on the day immediately following the Grant Date and ending on February 20, 2028 (the “Third Performance Period”).
(q)	“Qualifying Position” means Optionholder’s service as Executive Chairman or Chairman of the Board or in such other position as the Board shall determine constitutes a Qualifying Position hereunder.
(r)	“Qualifying Termination” means Optionholder’s removal from a Qualifying Position without Cause, including as a result of failing to be reelected to such position by the Company’s stockholders.
(s)	“Securities Act” means the Securities Act of 1933, as amended.
(t)	“Service Provider” means an Employee, Director or Consultant.
(u)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 4.3 of this Agreement.
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Annex C
(v)
“Share Price” means the average of the closing market prices of a Share on the New York Stock Exchange for any 20 consecutive trading day-period commencing during the applicable Performance Period and ending on or prior to the final day of the applicable Performance Period. For purposes of the foregoing, if there is no trading in Common Stock on a trading day during any twenty (20) consecutive trading day period, the per-share closing price of Common Stock on such date shall be deemed to be the per-share closing price of Common Stock on the most recent date prior to such trading date on which trading in Common Stock occurred. If Common Stock is not available for trading on an established stock exchange or a national market system on any trading day, the term “closing price” for such trading day shall be deemed to be the Fair Market Value of a Share on such date, as determined in accordance with the Plan, as applicable.

(w)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(x)	“Termination of Service” means the date Optionholder ceases to be a Service Provider.
(y)	“trading day” means a day on which the primary stock exchange or national market system on which the Shares trade is open for trading.
ARTICLE II.
PERIOD OF EXERCISABILITY
2.1	Vesting of Option.
(a)	The Option is divided into three tranches (each a “Tranche”), with each Tranche representing a portion of the Option covering that number of Shares as specified in the Grant Notice.
(b)
Subject to Sections 2.2 and 2.3 below, the Option shall be eligible to vest based on the Company’s achievement of the “Stock Price Hurdles” identified below during the applicable Performance Periods and Optionholder’s continued service in a Qualifying Position through the applicable vesting, date as follows:

(i)
Tranche 1 shall vest on the date on which the Share Price first equals or exceeds $45.00 (“First Stock Price Hurdle”) during the First Performance Period; provided that in no event will Tranche 1 vest prior to February 20, 2025 (the “First Service-Based Vesting Date”), subject to Optionholder’s continued service in a Qualifying Position through the vesting date.

(ii)
Tranche 2 shall vest on the date on which the Share Price first equals or exceeds $50.00 (“Second Stock Price Hurdle”) during the Second Performance Period; provided that in no event will Tranche 2 vest prior to February 20, 2026 (the “Second Service-Based Vesting Date”), subject to Optionholder’s continued service in a Qualifying Position through the vesting date.

(iii)
Tranche 3 shall vest on the date on which the Share Price first equals or exceeds $60.00 (“Third Stock Price Hurdle”) during the Third Performance Period; provided that in no event will Tranche 3 vest prior to February 20, 2027 (the “Third Service-Based Vesting Date”), subject to Optionholder’s continued service in a Qualifying Position through the vesting date.

Any Tranche for which the applicable Stock Price Hurdle has not been achieved on or prior to the last day of the applicable Performance Period will immediately and automatically be cancelled and forfeited without consideration therefor. Each of the First Service-Based Vesting Date, the Second Service-Based Vesting Date and the Third Service-Based Vesting Date is referred to herein as a “Service-Based Vesting Date.”
For the avoidance of doubt, if, for any given Tranche of the Option eligible to vest pursuant to clause (i), (ii) or (iii) above, the Stock Price Hurdle is achieved prior to the applicable Service-Based Vesting Date corresponding to such Stock Price Hurdle, such Tranche shall vest upon the applicable Service-Based Vesting Date corresponding to such Stock Price Hurdle, subject (except as otherwise set forth in this Agreement) to Optionholder continuing to serve in a Qualifying Position through such Service-Based Vesting Date.
(c)	In the event of a Capitalization Adjustment, the Stock Price Hurdles set forth above shall be equitably adjusted by the Board.
(d)
Each Tranche may only vest (or commence vesting, as applicable) once. In no event may the Option become vested and exercisable with respect to more than the number of Shares subject to the Option shown on the Grant Notice.

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Annex C
2.2	Change in Control. If a Change in Control occurs prior to the Final Expiration Date, then, notwithstanding Section 2.1, the following provisions will apply:
(a)
With respect to any Tranche for which the Stock Price Hurdle has not been achieved prior to the date of the Change in Control, the Share Price for purposes of measuring the Stock Price Hurdle shall be the CIC Price and, if the CIC Price equals or exceeds the applicable Stock Price Hurdle, the Stock Price Hurdle shall be deemed achieved as of the date of the Change in Control, subject (except with respect to any Change in Control that occurs during the Post-Termination Measurement Period following a Qualifying Termination) to Optionholder’s continued service in a Qualifying Position through the date immediately prior to the Change in Control. If the CIC Price is less than the applicable Stock Price Hurdle, the number of Options corresponding to any Tranche for which the Stock Price Hurdle is not achieved as of the date of the Change in Control shall be forfeited as of the date of the Change in Control.

(b)
With respect to any Tranche for which the Stock Price Hurdle has been achieved prior to or as of the date of the Change in Control as provided in clause (a), whether or not the Service-Based Vesting Date has already been satisfied as of the date of the Change in Control, the number of Options corresponding to such Tranche shall vest immediately upon the Change in Control, subject (except with respect to any Change in Control that occurs during the Post-Termination Measurement Period following a Qualifying Termination) to Optionholder’s continued service in a Qualifying Position through the date immediately prior to the Change in Control.

2.3	Effect of Certain Terminations.
(a)	In the event of Optionholder’s Qualifying Termination prior to the Final Expiration Date:
(i)
With respect to any Tranche for which the Stock Price Hurdle has not been achieved prior to the date of such Qualifying Termination and for which the Performance Period has not expired as of the date of such Qualifying Termination, if the corresponding Stock Price Hurdle is achieved during the 20 consecutive trading day-period commencing on the date immediately following such Qualifying Termination (including as a result of a Change in Control during such period, but in all events during the applicable Performance Period) (such period, the “Post-Termination Measurement Period”), the Options in such Tranche shall be treated as Earned but Unvested Options for purposes of this Section 2.3(a).

(ii)
All Earned but Unvested Options (including after giving effect to clause (i) above) shall vest upon such Qualifying Termination (or if later, upon achievement of the Stock Price Hurdle during the Post-Termination Measurement Period). Unless otherwise determined by the Board, the vesting set forth in this Section 2.3(a) shall be subject to Optionholder’s execution of an effective release of claims in a form reasonably acceptable to the Board (which release of claims must become effective in accordance with its terms within sixty (60) days following the date of Optionholder’s Qualifying Termination).

(iii)
If the Stock Price Hurdle for a Tranche for which the applicable Performance Period has not expired has not been achieved prior to the date of the Qualifying Termination and is not achieved during the Post-Termination Measurement Period, the corresponding Tranche shall be forfeited as of the last day of the Post-Termination Measurement Period.

(b)
In the event of Optionholder’s termination of service in a Qualifying Position as a result of Optionholder’s death or Disability prior to the Final Expiration Date, all Earned but Unvested Options as of the date of termination shall vest immediately upon such date. Any remaining unvested Options that are not Earned but Unvested Options as of the date of termination shall be forfeited upon such termination.

(c)
Except as provided in Sections 2.3(a) and (b) above or as otherwise provided by the Board, in the event Optionholder’s service in a Qualifying Position or service as a Service Provider terminates for any other reason, all then-unvested Tranches will immediately and automatically be cancelled and forfeited without consideration therefor.

(d)
If, upon Optionholder’s cessation of service in a Qualifying Position, Optionholder continues as a Service Provider, and so long as Optionholder continues as a Service Provider, any vested and unexercised portion of the Option may be exercised until the expiration date set forth in Section 2.5 below.

2.4
Duration of Exercisability ; Forfeiture. Except for any earlier termination set forth in Section 2.5 or as the Board may otherwise approve in connection with Optionholder’s Termination of Service, any Tranche which vests and becomes exercisable will remain vested and exercisable until the end of the Performance Period applicable to such Tranche.

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Annex C
2.5	Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur:
(a)	With respect to Tranche 1, February 20, 2026;
(b)	With respect to Tranche 2, February 20, 2027;
(c)	With respect to Tranche 3, February 20, 2028;
(d)
Except to the extent the Board may approve a longer period, the expiration of 90 days from the date of Optionholder’s Termination of Service, unless Optionholder’s Termination of Service is for Cause, by reason of Optionholder’s death or Disability or by reason of a Qualifying Termination;

(e)
Except to the extent the Board may approve a longer period, the expiration of 90 days from the later of (i) the date of Optionholder’s Termination of Service by reason of a Qualifying Termination or (ii) the date on which any Stock Price Hurdle is satisfied during any Post-Termination Measurement Period;

(f)	Except to the extent the Board may approve a longer period, the expiration of one year from the date of Optionholder’s Termination of Service by reason of Optionholder’s death or Disability; and
(g)	Except as the Board may otherwise approve, the date of Optionholder’s Termination of Service for Cause.
ARTICLE III.
EXERCISE OF OPTION
3.1
General. Optionholder may exercise the vested portion of the Option for whole Shares during the period specified in Section 2.5 by delivery of payment of the applicable exercise price and applicable withholding taxes and other required documentation to the Company, in accordance with the reasonable exercise procedures established by the Company, which may include an electronic submission. Shares will not be issued pursuant to the exercise of the Option unless the exercise of the Option and the issuance and delivery of such Shares will comply with Applicable Laws.

3.2	Payment of Exercise Price. To the extent permitted by Applicable Law, Optionholder may pay the applicable exercise price for any Shares issuable upon exercise of the Option as follows:
(a)	by cash or check;
(b)
pursuant to a “cashless exercise” program that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the applicable exercise price to the Company from the sales proceeds;

(c)
by delivery to the Company (either by actual delivery or attestation) of Shares that are already owned by the Optionholder free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise equal to the applicable exercise price to be paid, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the applicable exercise price not satisfied by such delivery is paid by the holder of this Option in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated Shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such Shares have been held by Optionholder or the holder of this Option, as applicable, for any minimum period necessary to avoid adverse accounting treatment to the Company as a result of such delivery; or

(d)
to the extent permitted by the Board, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise of the Option by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the applicable exercise price, provided that (1) such Shares used to pay the applicable exercise price will not be exercisable thereafter and (2) any remaining balance of the applicable exercise price not satisfied by such net exercise is paid in cash or other permitted form of payment.

3.3	Tax Withholding.
(a)
Optionholder may satisfy any tax withholding obligation by any permitted form of payment for the applicable exercise price pursuant to Section 3.2 (subject to the consent of the Board for the surrender or withholding of Shares with a Fair Market Value equal to the amount of the tax withholding obligation pursuant to the methods in clauses (c) and (d) therein); provided that in the event Optionholder fails to pay the tax withholding obligation prior to the date such tax

C-6 | 2024 Proxy Statement

Annex C
withholding obligation arises through one of the permitted payment methods, the Company will have the right, but not the obligation, to satisfy the tax withholding obligation by the withholding of Shares otherwise issuable upon exercise of the Option pursuant to clause (d) of Section 3.2. All tax withholding obligations will be calculated using the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or such higher rates as approved by the Board, but in no event greater than the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the Option under generally accepted accounting principles in the United States of America)). Notwithstanding any contrary provision of this Agreement, no Shares will be issued unless and until satisfactory arrangements (as determined by the Company) have been made by Optionholder with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to the exercise of the Option.
(b)
Optionholder acknowledges that Optionholder is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any subsidiary of the Company takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares. The Company and its subsidiaries do not commit and are under no obligation to structure the Option to reduce or eliminate Optionholder’s tax liability.

ARTICLE IV.
TRANSFERABILITY; NO REPRICING; CAPITALIZATION ADJUSTMENTS
4.1
Transferability. The Option is not transferable, except by will or by the applicable laws of descent and distribution; provided, however, that Optionholder may transfer any portion of the Option (a) to the extent that such transfer involves merely a change in the form in which Optionholder holds the Option (e.g., transfer the Option to an inter vivos trust for which he is the beneficiary during his lifetime), (b) for estate planning purposes to members of Optionholder's immediate family or estate planning vehicles for the primary benefit of Optionholder and/or Optionholder’s immediate family, and (c) for charitable purposes to a tax-exempt charitable entity founded by Optionholder; provided that, for so long as Optionholder remains a Service Provider, Optionholder must retain voting and dispositive control of the Option and any Shares resulting from exercise of the Option. “Immediate family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece or nephew, including adoptive relationships. Any such transfer must not be for consideration (other than any consideration exchanged between Optionholder and a transferee for tax and estate planning benefits) and the transferee must sign such documents as the Company reasonably may request in order to confirm the transferee’s acceptance of and agreement to the terms of the Option.

4.2
No Repricing of Option. Subject to Section 4.3, the Board will not have the authority to (a) reduce the exercise price of the Option, (b) cancel any portion of the Option that has an applicable exercise price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other equity awards, or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles, in each case unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

4.3	Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change in Control.
(a)
In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto) (a “Capitalization Adjustment”), then the Board shall, in an equitable manner and to the extent necessary to preserve the economic intent of Option, adjust the number and class of Shares which may be delivered under the Option, the number, class, and exercise prices of Shares covered by the Option, and the Stock Price Hurdles.

(b)
In the event of the proposed dissolution or liquidation of the Company, the Board shall notify Optionholder as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for Optionholder to have the right to exercise the Option until ten (10) days prior to such transaction as to all of the Shares covered hereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

2024 Proxy Statement | C-7

Annex C
(c)
Subject to any accelerated vesting as provided in Article II upon the occurrence of a Change in Control, in the event of a Change in Control, the Option shall be assumed or an equivalent option substituted by the successor entity or a Parent or Subsidiary of the successor entity. In the event that the successor entity refuses to assume or substitute for the Option, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Exchange Act, the Board may take one or more actions with respect to the vested portion of the Option in connection with a Change in Control, including, but not limited to, the following: (i) notifying Optionholder in writing or electronically that such Option may be exercised in full for a limited period of time on or before a specified date (before or after the Change in Control) fixed by the Board, after which specified date the unexercised portion of the Option and all rights of Optionholder hereunder shall terminate, (ii) requiring the mandatory surrender to the Company by Optionholder of all or a portion of the outstanding Option held by Optionholder as of a date, before or after such Change in Control, specified by the Board, in which event the Board shall thereupon cancel such Option and the Company shall pay to Optionholder an amount of cash per share equal to the excess, if any, of the CIC Price of the Shares subject to such Option over the applicable exercise price(s) under such Option for such Shares, or (iii) making such adjustments to the outstanding Option as the Board deems appropriate to reflect such Change in Control. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor entity or its Parent, the Board may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

ARTICLE V.
OTHER PROVISIONS
5.1
No Right to Continued Service or Other Status. The grant of the Option will not be construed as giving Optionholder the right to continued service or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with Optionholder free from any liability or claim under the Agreement.

5.2
No Rights as Stockholder; Certificates. Optionholder will not have any rights as a stockholder with respect to any Shares to be distributed under the Option until becoming the record holder of such Shares. Unless the Board otherwise determines or Applicable Laws require, the Company will not be required to deliver to Optionholder certificates evidencing Shares issued in connection with exercise of the Option and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates that the Board deems necessary or appropriate to comply with Applicable Laws. Shares issued upon exercise of the Option may consist of authorized but unissued Shares or treasury Shares.

5.3
Securities Registration. As soon as reasonably practicable following Stockholder Approval (as defined in the Grant Notice), the Company will file a registration statement under the Securities Act on Form S-8 for the Shares issuable under the Option to the extent permitted by Applicable Law. The Company will use its reasonable best efforts to maintain the effectiveness of such registration for so long as the Option is outstanding and held by persons for whom Form S-8 is available to register the issuance of Shares issuable under the Option.

5.4
Administration. The Board will have the power and authority to construe and interpret the Option and to adopt such rules for the administration, interpretation and application of the Option as are consistent therewith and to interpret or revoke any such rules and to make all other determinations deemed necessary or advisable for administering the Option (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested and whether any Change in Control occurs), subject in all cases to the Board acting reasonably and in good faith and not acting to materially adversely affect Optionholder’s rights under this Option except to prevent diminution or enlargement of the benefits of the Option to the extent expressly provided in this Agreement. No such action may cause the Option to become deferred compensation subject to Section 409A of the Code. Optionholder shall abstain from, or recuse himself from, any deliberations or decisions related to the Option.

C-8 | 2024 Proxy Statement

Annex C
5.5
Clawback Provisions. The Option will be subject to any clawback policy adopted by the Board from time to time, including the clawback policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations or stock exchange listing requirements promulgated thereunder), as set forth in such clawback policy(ies).

5.6	Governing Law. This Option shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
5.7
Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Optionholder must be in writing and addressed to Optionholder (or, if Optionholder is then deceased, to the person entitled to exercise the Option) at Optionholder’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

5.8	Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
5.9
Conformity to Securities Laws. Optionholder acknowledges that the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. Notwithstanding any other provision of this Agreement, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule.

5.10
Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 4.1, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

5.11
Entire Agreement. The Grant Notice and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionholder with respect to the subject matter hereof.

5.12
Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

5.13
Amendment. The Grant Notice and this Agreement may be amended only by a written agreement approved by the Board and executed by the Company and Optionholder. The Company shall obtain stockholder approval of any amendment to the Grant Notice and this Agreement to the extent necessary to comply with Applicable Law.

5.14
Limitation on Optionholder’s Rights. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Optionholder will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

5.15
Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

5.16
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any notices required or permitted hereunder or under the Grant Notice or this Agreement and any documents related to the Option by electronic means. By accepting this Option, Optionholder hereby consents to receive such documents by electronic delivery and agrees to participate in the administration of this Option through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

* * * * *
2024 Proxy Statement | C-9

Beyond VOTE

Your vote matters – here's how to vote!

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 through 6.

1. Election of directors for (i) one year if Proposal 4 is approved and (ii) three years if Proposal 4 is not approved:

Nominee	For	Withhold
01 - Joanna C. Burkey	☐	☐
02 - Barclay F. Corbus	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03YQ6B

The 2024 Annual Meeting of Stockholders of Beyond, Inc. will be held on
Tuesday, May 21, 2024 at 12:00 p.m., Mountain Time, virtually via the internet at https://meetnow.global/M7X9UAS

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy/Voting Instructions — Beyond, Inc. Annual Stockholder Meeting — May 21, 2024

Proxy Solicited by Board of Directors for Annual Meeting — May 21, 2024

The undersigned hereby appoints David J. Nielsen and E. Glen Nickle as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, to represent the undersigned at the Annual Meeting of Stockholders of Beyond, Inc. (the "Company") to be held virtually at 12:00 p.m. Mountain Time on May 21, 2024, including any adjournments, continuations, or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on all matters, including the election of any person to the Board in place of any nominee who is unable or unwilling to serve.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 6. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

If the undersigned is a participant in the Beyond, Inc. 401(k) Plan, the undersigned hereby instructs the fiduciary of the Beyond, Inc. 401(k) Plan to vote, as designated on the reverse side, all shares of Beyond, Inc. that are credited to the account(s) of the undersigned (whether vested or not) in the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 21, 2024 and at any adjournment, continuation, or postponement thereof. If no voting instructions are given, the Administrator of the 401(k) plan, which is composed of members of the Board of Directors including management personnel, may instruct the fiduciary to vote the shares.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY/VOTING INSTRUCTIONS ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐